UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Lumentum Holdings Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LUMENTUM

2024

PROXY STATEMENT AND FISCAL ANNUAL REPORT

LUMENTUM HOLDINGS INC.

1001 RIDDER PARK DRIVE
SAN JOSE, CALIFORNIA 95131
October 3, 2024

Dear Lumentum Stockholders:

We are pleased to invite you to attend the Annual Meeting of stockholders of Lumentum Holdings Inc. on November 20, 2024, at 8:00 a.m. (Pacific Time), which will be a “virtual meeting” of stockholders, conducted via the Internet.

Fiscal 2024 marked the most challenging year for Lumentum since it first became a stand-alone public company nine years ago. Our markets experienced unprecedented declines, the largest in decades for our industry, as customers and their end-users substantially reduced purchases from suppliers to address the excess inventory built up during the COVID-19 pandemic in response to supply chain disruptions.

Despite the demand challenges, fiscal 2024 was a pivotal year in the execution of our longer-term growth strategy. We believe our accomplishments in entering and establishing ourselves in attractive and rapidly growing markets have positioned us for multi-year accelerated growth beginning in fiscal 2025.

Lumentum is committed to providing differentiated laser and photonics technologies that enable end-customers in the cloud, networking, and industrial technology markets to continue scaling and growing their applications. Each of these markets has long-term growth catalysts that expand our opportunities, as increasing demand for higher-performance photonic solutions used in infrastructure equipment continues to rise. This is particularly evident in the artificial intelligence and cloud infrastructure sectors, where the need for photonic solutions is accelerating. Within data centers, photonic-based solutions are increasingly employed to interconnect servers and compute accelerator chips, addressing the exponential growth in computational demands driven by artificial intelligence and machine learning. As data centers expand, they also require more networking infrastructure to connect different data centers together, in turn boosting demand for our optical networking products. Additionally, the expansion of data center infrastructure increases demand for higher volumes of more advanced semiconductor chips, which increasingly leverage laser-based fabrication, metrology, and packaging techniques. Over the years, we have built a highly differentiated and unique portfolio of foundational photonic technologies and manufacturing capabilities, positioning us well to meet the evolving needs of customers in each of these rapidly-growing markets.

In fiscal 2024, through our acquisition of Cloud Light, production capacity expansion in our indium phosphide semiconductor wafer fabs, and the launch of cutting-edge new products leveraging our core photonic technologies, we strengthened our presence in the rapidly growing cloud and artificial intelligence infrastructure markets. We realized synergies from prior acquisitions, including consolidating manufacturing operations into Lumentum factories, notably closing a major factory in China to reduce our fixed costs and increase utilization of our state-of-the-art manufacturing campus in Thailand. Additionally, we developed and introduced new products and solutions leveraging our core photonic technologies to capitalize on rapidly growing opportunities in the industrial markets, including in the manufacturing and packaging of advanced semiconductor chips utilized in the cloud, artificial intelligence, and electric energy production and storage markets. Sustainability is a priority for our business, our market-leading customers, as well as other stakeholders. As we execute our strategy, we remain committed to upholding the highest standards of social, ethical, and environmental responsibility. In fiscal 2024, we expanded our use of renewable energy sources across our global operations, which was well received by our customers who continuously evaluate their suppliers.

As we look to fiscal 2025 and beyond, we are optimistic. We believe the market headwinds that we faced this past fiscal year are beginning to subside and will transform into tailwinds during fiscal 2025. The broader networking and industrial technology markets we serve are stabilizing, and some customers are now providing more positive, forward-looking demand forecasts.

We are confident in our ability to outpace market growth. We will achieve this by further expanding our presence in the rapidly growing Cloud and AI infrastructure markets, capitalizing on new customer opportunities as they transition to next-generation architectures that leverage our differentiated products and manufacturing capabilities. After a challenging fiscal 2024, I believe this is an exciting time for Lumentum stakeholders.

Our virtual Annual Meeting will be accessible at www.virtualshareholdermeeting.com/LITE2024. You will be able to listen live, submit questions, and vote online. Details on attending the online meeting and the business to be conducted are available in the accompanying Notice of Annual Meeting and Proxy Statement.

We are pleased to provide access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules.

Your vote is important and we hope you will vote as soon as possible, regardless of whether you plan to attend the meeting. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card.

Thank you for your ongoing support of and interest in Lumentum.

Sincerely,

Alan S. Lowe	Penelope A. Herscher
President and Chief Executive Officer	Chair

1

LUMENTUM HOLDINGS INC.
1001 RIDDER PARK DRIVE
SAN JOSE, CALIFORNIA 95131

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

How to Vote

Via Internet
http://www.proxyvote.com

Via Phone
1-800-690-6903

Via Mail

In Person

To Be Held at 8:00 a.m. Pacific Time on Wednesday, November 20, 2024

Dear Stockholders of Lumentum Holdings Inc.:
The 2024 Annual Meeting of stockholders (the “Annual Meeting”) of Lumentum Holdings Inc., a Delaware corporation, will be held virtually on Wednesday, November 20, 2024, at 8:00 a.m. Pacific Time. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LITE2024, where you will be able to listen to the meeting live, submit questions and vote online. We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	the election of eight directors, to serve until our 2025 Annual Meeting of stockholders and until their successors are duly elected and qualified;
2.	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
3.	the approval of the Amended and Restated 2015 Equity Incentive Plan; and
4.	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 28, 2025.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on September 26, 2024 as the record date for the Annual Meeting. Only stockholders of record on September 26, 2024 are entitled to notice of and to vote at the virtual Annual Meeting and any adjournments thereof. The Notice of Internet Availability of Proxy Materials, this proxy statement for the Annual Meeting (“Proxy Statement”) and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 3, 2024.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please cast your vote as soon as possible by Internet or telephone. If you received a paper copy of the proxy materials by mail, you may submit your proxy card in the postage-prepaid envelope provided. Your vote by Internet, phone or mail will ensure your representation at the Annual Meeting regardless of whether you attend the virtual meeting or not. If you attend the virtual Annual Meeting, you may revoke your proxy and vote via the virtual meeting website. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your account manager to vote your shares.

We thank you for your support and we hope you are able to attend our virtual Annual Meeting.

By order of the board of directors,

Alan S. Lowe
President and Chief Executive Officer
San Jose, California
October 3, 2024

2	2024 Proxy Statement

3

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Proposal No. 1 Election of Directors

You are being asked to elect eight directors. Each of the director nominees is standing for election for a one-year term ending at the next annual meeting of stockholders in 2025.	✓	Your board of directors recommends that you vote “FOR” the election of each of the eight nominees.
See page 21

Director Nominees

				Committees			Other Current Public Company Boards
Name and Primary	Independent	Age	Director Since	Audit	Compensation	Governance
Harold L. Covert CFO, Carbice Corporation	✓	77	2015				None
Pamela F. Fletcher CEO, Sion Power Corporation	✓	58	2023				Chemours
Isaac H. Harris Founder and CEO, DATKI Partners	✓	58	2021				None
Penelope A. Herscher (Chair) Advisor to Entrepreneurs; Former CEO	✓	64	2015				ForviaSMART Global Holdings
Julia S. Johnson Vice President, GM, Mobile Computing Zebra Technologies	✓	58	2017				None
Brian J. Lillie President, Private Cloud Business Unit Rackspace Technology	✓	60	2015				None
Alan S. Lowe President and CEO, Lumentum		62	2015				None
Ian S. Small Advisor to Technology Companies; Former CEO	✓	60	2018				None
Member	Chair

4	2024 Proxy Statement

PROXY SUMMARY

Director Nominee Snapshot

Independence	Directors’ Age	Directors’ Diversity

	Hal Covert	Pamela Fletcher	Isaac Harris	Penelope Herscher	Julie Johnson	Brian Lillie	Alan Lowe	Ian Small
Skills/Competencies
Industry Experience (Consumer/OpComms/Lasers)	✓	✓	✓	✓	✓	✓	✓	✓
Innovation/Technology	✓	✓	✓	✓	✓	✓	✓	✓
Business Development/M&A Experience /M&A Integration	✓	✓	✓	✓	✓	✓	✓	✓
Executive Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓
Global Experience	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance	✓
Engineering/R&D		✓		✓	✓	✓	✓	✓
Cybersecurity/IT	✓					✓
Manufacturing/Operations	✓	✓	✓		✓		✓
Marketing/Sales		✓		✓	✓	✓	✓
Compliance/Risk Management	✓	✓	✓
Tenure, Independence and Demographics (as of October 3, 2024)
Tenure (years)	9	<2	3	9	7	9	9	6
Independence	✓	✓	✓	✓	✓	✓		✓
Age	77	58	58	64	58	60	62	60
Gender Identity	Male	Female	Male	Female	Female	Male	Male	Male
African American			✓
White	✓	✓		✓	✓	✓	✓	✓

Corporate Governance Highlights

The board of directors believes that good corporate governance is an important component in enhancing investor confidence in the Company and increasing stockholder value. The imperative to continue to develop and implement best practices throughout our corporate governance structure is fundamental to our strategy to enhance performance by creating an environment that increases operational efficiency and ensures long-term productivity growth. Solid corporate governance practices also ensure alignment with stockholder interests by promoting fairness, transparency and accountability in business activities among employees, management and the board.

Corporate Governance Highlights
●	Majority voting for directors
●	Annual election of all directors
●	Independent Chair of the board of directors
●	Independent directors meet regularly without management present
●	Audit, Compensation and Governance committees composed entirely of independent directors
●	Engaged board; each director attended at least 94% of the aggregate of all meetings of the board of directors and any committees on which he or she served during fiscal 2024
●	Significant share ownership guidelines for all executive officers and directors
●	50% of board nominees self-identify as female or members of an underrepresented community

5

PROXY SUMMARY

Proposal No. 2 Non-binding Advisory Vote to Approve Executive Compensation

The board of directors is asking stockholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement.	✓	Your board of directors recommends that you vote “FOR” this proposal.
See page 28

Executive Compensation Key Points

●	92% of CEO pay and 88% of NEO fiscal 2024 target total direct compensation is driven by achievement of our strategic, financial or market performance goals
●	There were year-long temporary decreases in NEO base salary compensation in fiscal 2024
●	Our fiscal 2024 Annual Incentive Program paid out at 13% of target
●	Our fiscal 2022-2024 Long-Term Incentive Program Performance Stock Units (PSUs) paid out at 39% of target
●	CEO realized compensation decreased 55% from fiscal 2023 to fiscal 2024
●	There was no application of discretion when calculating performance results for fiscal 2024 NEO performance-based compensation

Executive Compensation Structure

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we believe executives with higher levels of responsibility and a greater ability to influence Lumentum’s results should receive a greater percentage of their compensation as performance-based compensation. In fiscal 2024, we compensated our named executive officers using the following elements for total target direct compensation:

(1)	The charts exclude Mr. Kim, who was not an employee at the time of the fiscal 2024 incentive decisions and include the impact of the temporary salary reduction that was in place for fiscal 2024.

6	2024 Proxy Statement

PROXY SUMMARY

Proposal No. 3 Approval of the Amended and Restated 2015 Equity Incentive Plan

The board of directors is asking stockholders to approve the Amended and Restated 2015 Equity Incentive Plan to extend the expiration date of the plan for one year until June 23, 2026.	✓	Your board of directors recommends that you vote “FOR” this proposal.
See page 29

Proposal No. 4 Ratification of the Audit Committee’s Appointment of the Independent Registered Public Accounting Firm

The board of directors is asking stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 28, 2025.	✓	Your board of directors recommends that you vote “FOR” this proposal.
See page 36

7

LUMENTUM HOLDINGS INC.
PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 8:00 a.m. Pacific Time on Wednesday, November 20, 2024

The accompanying proxy is solicited on behalf of the board of directors of Lumentum Holdings Inc. (“Lumentum”, “we”, “us” or the “Company”) for use at the Lumentum 2024 Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually on Wednesday, November 20, 2024 at 8:00 a.m. Pacific Time, and any adjournment or postponement of the Annual Meeting. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LITE2024, where you will be able to listen to the meeting live, submit questions, and vote online. The Notice of Internet Availability of Proxy Materials and this proxy statement (“Proxy Statement”) for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 3, 2024.

Internet Availability of Proxy Materials

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and our annual report on Form 10-K for the fiscal year ended June 29, 2024 (“Annual Report”), and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper or email copies of our proxy materials if they so choose. We believe this process makes the proxy distribution process more efficient and less costly and helps conserve natural resources.

Lumentum’s Annual Report, will be available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.

General Information about the Annual Meeting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

You will be voting on:

●	the election of eight directors, to serve until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
●	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
●	the approval of the Amended and Restated 2015 Equity Incentive Plan to extend the expiration date of the plan for one year until June 23, 2026;
●	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 28, 2025; and
●	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:

●	“FOR” the election of each director nominee named in this Proxy Statement;
●	“FOR” the approval of a non-binding, advisory vote on the compensation of our named executive officers;
●	“FOR” the approval of the Amended and Restated 2015 Equity Incentive Plan to extend the expiration date of the plan for one year until June 23, 2026; and
●	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending June 28, 2025.

8	2024 Proxy Statement

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote?
Holders of our common stock as of the close of business on September 26, 2024, the record date, may vote at the Annual Meeting. As of the record date, there were 68,626,033 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, by Internet, or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the record date, your shares were held on your behalf in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares held in street name. Accordingly, the Notice of Internet Availability, Proxy Statement and any accompanying documents have been provided to your broker or nominee, who in turn provided the materials to you. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by using the voting instruction card or by following their instructions for voting on the Internet or by telephone.

How many votes are needed for approval of each proposal?

●	Proposal No. 1: Each director must be elected by the affirmative vote of a majority of the votes cast with respect to that director. This means that, to be elected, the number of votes cast for a director must exceed the number of votes cast against that director. Abstentions and broker non-votes are not counted as votes cast for or against such director’s election and therefore will have no impact on the outcome of the vote.
●	Proposal No. 2: The approval of the non-binding advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.
●	Proposal No. 3: The approval of the Amended and Restated 2015 Equity Incentive Plan to extend the expiration date of the plan for one year until June 23, 2026 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote. This vote will also constitute approval under the Nasdaq Listing Rules.
●	Proposal No. 4: The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Brokers will have discretion to vote on this proposal.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?
If you are a stockholder of record, there are four ways to vote:

●	at the Annual Meeting, via the virtual meeting website – any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LITE2024, where stockholders may vote and submit questions during the meeting. The Annual Meeting starts at 8:00 a.m. Pacific Time on Wednesday, November 20, 2024. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;
●	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on November 19, 2024 (have your proxy card in hand when you visit the website);
●	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call); or
●	by completing and mailing your proxy card (if you received printed proxy materials).

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PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Proxy cards submitted by mail must be received by November 19, 2024 to be voted at the Annual Meeting. Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on November 19, 2024. Submitting your proxy, whether via Internet, by telephone or by mail, will not affect your right to vote at the Annual Meeting via the virtual meeting website should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted including how to attend and vote at the Annual Meeting.

All proxies will be voted in accordance with the instructions specified on the proxy. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated in this proxy.

Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet or by telephone;
●	returning a later-dated proxy card; or
●	delivering to the Secretary of Lumentum Holdings Inc., by any means, a written notice stating that the proxy is revoked.

Additionally, you can change your vote or revoke your proxy by attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

How can I attend the Annual Meeting?
You are entitled to participate in the Annual Meeting if you were a holder of Lumentum shares as of the record date of September 26, 2024. You will be able to attend online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LITE2024. You also will be able to vote your shares electronically at the Annual Meeting. To participate, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied the proxy materials, or follow your broker’s instructions.

Beginning 30 minutes prior to the start of and during the online Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the audio webcast of the meeting. If you encounter technical difficulties accessing the audio webcast, please call our support team at 800-586-1548 (US) or 303-562-9288 (International).

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Alan Lowe, Wajid Ali, and Jae Kim have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail or e-mail. Instructions on how to access the proxy materials over the Internet or to request a paper or e-mail copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

How are proxies solicited for the Annual Meeting?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition to using the Internet, our directors, officers and employees may solicit proxies in person and by mailings, telephone, facsimile, or electronic transmission, for which they will not receive any additional compensation.

10	2024 Proxy Statement

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP. Your broker will not have discretion to vote on the election of directors, the approval of the non-binding, advisory vote on the compensation of our named executive officers, or the approval of our Amended and Restated 2015 Equity Incentive Plan, each of which are “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials, such stockholder may contact our Investor Relations at 1 (408) 546-5483 or by mail at the following address:

Lumentum Holdings Inc.
Attention: Investor Relations
1001 Ridder Park Dr.
San Jose, California 95131

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 Annual Meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than June 5, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Lumentum Holdings Inc.
Attention: Secretary
1001 Ridder Park Dr.
San Jose, California 95131

11

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2025 Annual Meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

●	not earlier than August 22, 2025; and
●	not later than the close of business on September 21, 2025.

In the event that we hold our 2025 Annual Meeting of stockholders more than 30 days before or more than 60 days after (other than as a result of adjournment) the one-year anniversary of the 2024 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting; or
●	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation and Nomination of Director Candidates
You may propose director candidates for consideration by our Governance Committee. Any such recommendations should include the candidate’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Governance Committee.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement. In addition, to comply with Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the 2025 Annual Meeting of stockholders by notifying our Secretary no later than the dates set forth above with respect to nominations. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our amended and restated bylaws.

Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

12	2024 Proxy Statement

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors. As of September 26, 2024, our board of directors consisted of nine (9) members, eight of whom qualified as “independent” under the Nasdaq listing standards. Janet Wong, a current member of our board of directors will not be standing for reelection at the Annual Meeting, Accordingly, the size of our board of directors will be decreased from nine to eight directors following the election of directors at the Annual Meeting.

Director Independence

Our board of directors has determined that the following directors are independent under the Nasdaq listing standards: Harold L. Covert, Pamela F. Fletcher, Penelope A. Herscher, Isaac H. Harris, Julia S. Johnson, Brian J. Lillie, Ian S. Small and Janet S. Wong.

Board Leadership Structure

Our board of directors has determined that it is in the best interests of the Company to maintain the board chair and chief executive officer positions separately. Ms. Herscher, an outside, independent director, serves as our board chair. The board of directors believes that having an outside, independent director serve as chair is the most appropriate leadership structure, as this enhances its independent oversight of management and the Company’s strategic planning, reinforces the board of directors’ ability to exercise its independent judgment to represent stockholder interests, and strengthens the objectivity and integrity of the board of directors. Moreover, we believe an independent chair can more effectively lead the board of directors in objectively evaluating the performance of management, including the chief executive officer, and guide it through appropriate board governance processes.

Ms. Herscher assists in developing the agenda for the board meetings, is the primary liaison between the board of directors and management, chairs meetings of the board of directors and executive sessions and assists with stockholder communications as requested. Ms. Herscher’s strong leadership skills, independent thinking and professional experience assist the board of directors in providing effective oversight of management, Company strategy and board effectiveness.

Board Committees and Meetings

During fiscal 2024, the board of directors held 10 meetings. The board of directors has three committees: an Audit Committee, a Compensation Committee, and a Governance Committee. The members of the committees during fiscal 2024 are identified below.

Each director attended at least 94% of the aggregate of all meetings of the board of directors and any committees on which he or she served during fiscal 2024 after becoming a member of the board of directors or after being appointed to a particular committee. The Company encourages, but does not require, the members of its board of directors to attend the Annual Meeting. All members of our board of directors who were directors at the time attended our 2023 Annual Meeting.

Audit Committee

MEMBERS: Harold L. Covert (Chair) Pamela F. Fletcher Julia S. Johnson Janet S. Wong MEETINGS: 8
The Audit Committee is responsible for the appointment, qualification and oversight of the independent auditor, including the determination of the auditor’s independence, as well as for assisting the full board of directors in fulfilling its oversight responsibilities relative to:
●the Company’s financial statements;
●financial reporting practices;
●systems of internal accounting and financial control;
●internal audit function;
●annual independent audits of the Company’s financial statements; and
●such legal and ethics programs as may be established from time to time by management and the board of directors.

The board of directors has determined that all members of the Audit Committee are “independent” as defined in the applicable rules and regulations of the SEC and the Nasdaq listing rules. The board of directors has further determined that Harold L. Covert and Janet S. Wong are each an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K of the Exchange Act. A copy of the Audit Committee charter can be viewed at the Company’s website at www.lumentum.com.

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CORPORATE GOVERNANCE

Compensation Committee

MEMBERS: Ian S. Small (Chair) Isaac H. Harris Brian J. Lillie MEETINGS: 8
The Compensation Committee is responsible for:
●assisting the board of directors in discharging its responsibilities for executive compensation;
●ensuring that the Company adopts and maintains responsible and competitive compensation programs for its employees, officers and directors consistent with the long-range interests of stockholders;
●the administration of the Company’s employee stock purchase plan and equity incentive plans;
●reviewing the Compensation Discussion and Analysis section contained in our Proxy Statement and preparing the Compensation Committee Report for inclusion in our Proxy Statement; and
●reviewing and considering the results of any advisory stockholder votes on executive compensation.

The board of directors has determined that all members of the Compensation Committee are “independent” as that term is defined in the applicable rules and regulations of the SEC and the Nasdaq listing rules. Each member of the Compensation Committee is a non-employee director under Rule 16b-3 promulgated under the Exchange Act. A copy of the Compensation Committee charter can be viewed at the Company’s website at www.lumentum.com.

During fiscal 2024, the Compensation Committee engaged Semler Brossy to assist the Compensation Committee with its analysis and review of the compensation of our executive officers, as well as a risk analysis of our compensation programs. Semler Brossy provides advice relating to our compensation peer group selection as well as support and specific analysis with regard to compensation data and formulation of recommendations for executive compensation. In addition, in 2024, Semler Brossy provided compensation data and assisted in formulation of recommendations for outside director compensation. Semler Brossy reports directly to our Compensation Committee, and the Compensation Committee has determined that Semler Brossy is independent from management and that the work of Semler Brossy has not raised any conflicts of interest. Semler Brossy attends most Compensation Committee meetings, works directly with the Compensation Committee Chair and Compensation Committee members, and sends all invoices, including descriptions of services rendered, to the Compensation Committee Chair for review and payment approval. All work performed for the Company by Semler Brossy in fiscal 2024 was in support of the Compensation Committee and authorized by the Compensation Committee. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the section entitled “Compensation Discussion and Analysis – Compensation Decision Processes.”

Governance Committee

MEMBERS: Julia S. Johnson (Chair) Pamela F. Fletcher* Penelope A. Herscher Janet S. Wong *Appointed to the Governance Committee on August 21, 2024. MEETINGS: 4	The Governance Committee: ●serves as our nominating committee; ●oversees our corporate governance practices; and ●oversees annual board of directors, committee, and individual director evaluations.

The board of directors has determined that all members of the Governance Committee are “independent” as that term is defined in the applicable Nasdaq listing rules. A copy of the charter can be viewed at the Company’s website at www.lumentum.com.

14	2024 Proxy Statement

CORPORATE GOVERNANCE

Considerations in Evaluating Director Nominees

The Governance Committee selects nominees from a broad base of potential candidates and seeks qualified candidates with diverse backgrounds and experience who possess the highest ethical and professional character and will exercise sound business judgment. In identifying and reviewing potential candidates for the board of directors, the Governance Committee considers the individual’s experience in the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, diversity, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to be involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. It is the Governance Committee’s goal to nominate candidates with diverse backgrounds and capabilities, to reflect the diverse nature of the Company’s stakeholders (security holders, employees, customers and suppliers), while emphasizing core excellence in areas pertinent to the Company’s long-term business and strategic objectives. A candidate must have an employment and professional record which demonstrates, in the Governance Committee’s judgement, that the candidate has sufficient and relevant experience and background, taking into account positions held, and industries, markets and geographical locations served. A detailed description of the criteria used by the Governance Committee in evaluating potential candidates may be found in the charter of the Governance Committee.

From time to time the Governance Committee has engaged a third-party search firm to assist in identifying and reviewing candidates for membership on our board of directors.

Stockholder Recommendations and Nominations to the Board of Directors

As provided in the charter of the Governance Committee, Stockholders may recommend candidates to the Governance Committee for potential nomination. The Governance Committee will consider and make recommendations to the board of directors regarding any stockholder recommendations for candidates to serve on the board of directors. Stockholders wishing to recommend candidates for consideration by the Governance Committee may do so by writing to the Company’s Corporate Secretary at Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131. Such writing must provide the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the recommending stockholder’s ownership of Company stock not less than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting to assure time for meaningful consideration by the Governance Committee. There are no differences in the manner in which the Governance Committee evaluates candidates for director based on whether the candidate is recommended by a stockholder. In addition, pursuant to our amended and restated bylaws, stockholders may nominate candidates for the board of directors. Our amended and restated bylaws specify in greater detail the requirements as to the timing, form and content of the stockholder’s notice of nomination. Such nominations must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice for such meeting. The nominating stockholder must also provide the information specified in our amended and restated bylaws. We recommend that any stockholder wishing to nominate a director review a copy of our amended and restated bylaws, which may be obtained by accessing our public filings on the SEC’s website at www.sec.gov.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company or has had any relationship requiring disclosure under Item 404 of Regulation S-K during the last fiscal year. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors and mailing the correspondence to our General Counsel at Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131. Each communication should set forth (i) the name and address of the stockholder as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chair of our board of directors.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct is posted on the Investors page under the Corporate Governance portion of our website at www.lumentum.com. We will post amendments to our Code of Business Conduct and waivers of our Code of Business Conduct for directors and executive officers on the same website.

Insider Trading Policy

Our board of directors has adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees, and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal 2024.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management, including the processes for the identification and assessment of risks, are appropriate and functioning as designed.

Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our chief executive officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the Company, as well as such other items as they deem appropriate. Management and the board of directors periodically assess the material risks of the Company to ensure that changes in the risk environment and related risk management is proactive.  As part of this approach, our board of directors also assesses both the materiality of a risk and its immediacy in making strategic decisions and helping management prioritize resources.

While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as regulatory risk, liquidity risk and cybersecurity risk. Our Governance Committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance, as well as oversight of our corporate social responsibility efforts. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Our board of directors and its committees engage outside advisors and experts from time to time to assist in understanding threats, trends, and our risk environment in general.  Our board of directors believes its current leadership structure supports the risk oversight function of the board.

16	2024 Proxy Statement

CORPORATE GOVERNANCE

Compensation Program Risk Assessment

Consistent with SEC disclosure requirements, in fiscal 2024, a team composed of senior members of our human resources, finance and legal departments and our compensation consultant, Semler Brossy, inventoried and reviewed elements of our compensation policies and practices. This team then reviewed these policies and practices with our management team in an effort to assess whether any of our policies or practices have design elements that encourage excessive risk taking that is reasonably likely to have a material adverse effect on the Company. This assessment included a review of the various compensation programs and policies that are intended to mitigate excessive risk taking. Management reviewed and discussed the results of this assessment with the Compensation Committee, which consulted with Semler Brossy. Based on this review, we believe that our compensation policies and practices, individually and in the aggregate, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Sustainability

Lumentum's Sustainability Council develops our sustainability strategy and drives performance. Led by the Sustainability Council Chair (currently our Director of Product Compliance and Corporate Social Responsibility) and the Executive Sponsor (currently our SVP Global Operations), the team is composed of representatives from a majority of our business departments. Sustainability Council activities are reported quarterly to the CEO and the Governance Committee. The Governance Committee is responsible for oversight of policies and programs that support our sustainability strategy. The Sustainability Liaison, a member of the board of directors, works closely with the Sustainability Council to guide efforts and provide a feedback loop between recommendations of the board of directors and implementation by the Sustainability Council.

We aim to illuminate the path forward to a more sustainable future. We recognize that our actions affect the people and communities where we live and work. We take our responsibility to the global community seriously, and to live up to that responsibility, we have built our sustainability program upon three pillars:

Planet: Lighter Impact

●	Lighten our environmental footprint by reducing our energy consumption, greenhouse gas (GHG) emissions, water consumption, and waste generation.
●	Commit to the procurement or generation of renewable energy at all sites.

People: Positive Impact

●	Invest in career and professional development for all employees.
●	Operate to the highest social, ethical, and safety standards within our facilities and propagating that model across our value chain.
●	Create a diverse and inclusive culture that values differences.
●	Contribute to the communities in which we live and operate.

Innovation: Breakthrough Impact

●	Push the boundaries to design products and processes that deliver value and delight our customers.
●	Continuously improve our products and processes to create the safest and most efficient products with the highest standards.

Our annual Corporate Sustainability Report covering fiscal year activities aligned to these pillars can be viewed at the Company’s website at www.lumentum.com.

Impact on Climate and Environment

As global citizens, we are impacted by climate change and are committed to addressing climate risks posed to our business. Since 2017, we annually complete the CDP Climate Change Questionnaire, which aligns to the Task Force for Climate-related Financial Disclosures ("TCFD") recommendations, to disclose our efforts. In fiscal 2024, we received a B rating for our 2023 CDP Climate Change disclosure for the second time. The B score indicates that Lumentum has addressed its environmental impacts and ensures good environmental management. The score is above average for the North American region and the electrical and electronic equipment sector, reflecting progress in our approach and dedication to transparency.

We are proud of our commitment to achieve net-zero GHG emissions (Scope 1 and 2) by 2030. To further this effort, in fiscal 2024, we sourced 79% renewable electricity for our global operations, up from 61% the year prior. Even with the expansion of our company through the acquisition of Cloud Light Technology, our Scope 1 and Scope 2 emissions decreased by 38% over the fiscal year, primarily due to the purchase of renewable electricity and site consolidations.

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CORPORATE GOVERNANCE

We completed solar panel installations at our San Jose, California corporate headquarters and our largest manufacturing facility in Navanakorn, Thailand. We now have three solar installations including our Škoflijica, Slovenia site. Together, these sites are projected to avoid 4,700 metric tons of CO2e annually and account for 6% of Lumentum’s current electricity use. In fiscal 2024, we reduced our GHG intensity by 30% compared to our fiscal 2021 baseline, exceeding our goal of 25% GHG intensity reduction. In fiscal 2022,  we committed to setting a science-based emissions reduction target, in line with the Science Based Targets initiative ("SBTi"). This year, we submitted our Science Based Targets for validation by the SBTi and will report on the new goals in fiscal 2025.

As part of our commitment to a sustainable future, our goals regarding climate change include:

●	Net-zero GHG emissions from our global operations (Scope 1 and 2) by 2030;
—	In fiscal 2024, our Scope 1 and 2 GHG emissions decreased by 38% 14,715 MT CO2e, compared to fiscal 2023;
●	Reduce GHG emissions intensity by 25% by fiscal 2024 from a fiscal 2021 baseline*; and
—	In fiscal 2024, our Scope 1, 2 and 3 GHG emissions intensity** decreased by 30% compared to fiscal 2021;
●	Increase the percentage of renewable electricity year over year;
—	In fiscal 2024, we increased the procurement of renewable electricity from 61% to 79%.

Our environmental goals also address water withdrawal and waste reduction as follows:

●	Reduce annual water withdrawal by 5% by fiscal 2026, compared to fiscal 2023 levels; and
—	In fiscal 2024, water withdrawal increased by 6% compared to fiscal 2023, primarily due to the acquisition of Cloud Light Technology. However, excluding newly acquired sites, we achieved a 7% decrease in water withdrawal compared to the previous year;
●	Divert 90% of non-hazardous waste from landfill by fiscal 2027;
—	In fiscal 2024, 82% of non-hazardous waste was diverted from landfill.
*	The FY21 baseline has been recalculated to incorporate acquisitions in fiscal 2023.
**	Emissions intensity is MT CO2-e per million U.S. dollars of revenue. Scope 3 includes only contract manufacturers, business travel, fuel-and energy-related activities.

Human Rights

Lumentum is committed to upholding the human rights of all workers and to treat each person with dignity and respect. Lumentum enforces several policies to protect the rights of its workers. We acknowledge our primary human rights risk exists in our supply chain and we expect all suppliers to apply the same level of protection to workers’ rights as we do.  We prohibit the use or support of any form of child labor, forced labor or human trafficking at Lumentum and at our suppliers. This requirement is embedded in our Corporate Social Responsibility Policy, Code of Business Conduct, Supplier Code of Conduct and through our membership in the Responsible Business Alliance.  In addition, we ensure there is transparency in our own business and in our approach to tackling modern slavery throughout our supply chain, consistent with obligations under the UK Modern Slavery Act, the California Transparency in Supply Chains Act, and Canada’s Fighting Against Forced Labour and Child Labour in Supply Chains Act.

All our manufacturing sites conduct annual self-assessments to identify human rights risks and complete an internal or external audit that includes human rights issues. Additionally, in fiscal 2024, we introduced a new labor and ethics risk assessment process to identify and mitigate potential risks of adverse labor or ethics impacts. After an initial pilot at two of our sites in Asia, the labor and ethics risk assessment is now being rolled out to our sites globally. Furthermore, we conduct a supplier risk assessment annually and audit selected high-risk suppliers.

Lumentum understands the risks of forced labor. We have implemented practices designed to ensure forced labor does not exist in our operations nor in our supply chain. Lumentum pays all fees associated with recruitment and ongoing employment, and prohibits suppliers, including subcontractors and recruitment agencies, from charging workers any fees or deposits for employment. This applies to all types of workers, including migrant, temporary or subcontracted. All Lumentum sites require official government identity documents to verify age and right to work. Identity documents are used for verification purposes only and retained by the employee. Employment is at-will, and each employee is provided an employment agreement with clearly defined terms and conditions. Suppliers are required to follow these same requirements.

Lumentum does not tolerate harassment, intimidation, or discrimination of any kind, which is clearly stated in our Code of Business Conduct and Supplier Code of Conduct. As an equal opportunity employer, Lumentum is committed to providing a workplace free of harassment, discrimination, and retaliation, as well as disrespectful, abusive, or unprofessional conduct.

18	2024 Proxy Statement

CORPORATE GOVERNANCE

Talent Management

The performance of Lumentum relies upon the strength of our team. Consequently, our ability to recruit and retain the services of executive, engineering, sales and marketing, and support personnel is of critical importance. Highly qualified individuals – in particular, engineers in specialized technical areas and salespeople in specialized markets are in high demand, and competition for such individuals is intense. Therefore, we understand the importance of creating an attractive and rewarding work environment for our employees, including managing our brand in the job market.

At Lumentum, our strategic focus on leadership development is a cornerstone of our talent management initiatives, essential for fostering internal talent and maintaining a robust pipeline of future leaders. In fiscal year 2024, we reaffirmed this commitment by providing advanced leadership programs designed to address business challenges and enhance the professional and personal growth of our employees. These programs not only reflect our dedication to developing internal talent but also emphasize the critical role of leadership in sustaining an engaged and motivated workforce.

Aligned with our company’s growth and talent retention goals, our talent management and training programs are pivotal in identifying and cultivating high-potential employees for key future roles. Recognizing the importance of succession planning, we ensure the seamless transfer of institutional knowledge and smooth leadership transitions, whether due to retirements or new opportunities. By nurturing our internal talent pool for leadership positions, we proactively mitigate disruptions and reinforce our growth trajectory.

Several additional strategic initiatives align to fortify our workforce progression:

●	Our annual talent review process identifies individuals vital to our operations and future growth.
●	Embedded within our strategy is mentorship, 360-degree feedback, personalized coaching, and personality assessments for improved communication and interpersonal interactions.
●	Enhancements to our HRIS to better identify talent for career opportunities – ultimately enabling our ability to recognize and promote from within.
●	Our new and robust e-learning platform, which provides personalized learning experiences for employees across a variety of skill domains, including technical content, business and leadership content, as well as creative content.
●	We also launched a global mental health platform, with the goal of supporting the health and well-being of our workforce.

Our commitment to employee development fosters loyalty and engagement, resulting in reduced turnover rates. This fortifies Lumentum's capacity for resilience, positioning us to attain significant growth milestones while safeguarding our internal talent.

Diversity, Inclusion and Belonging

In pursuing our goal to illuminate the path forward to a more sustainable future, our commitment to building a diverse and inclusive culture for employees is paramount. We aspire for our people to feel valued and included regardless of background, and for our community to be energized, engaged, and enabled. As such, we strive to be a guiding light that leads the charge for diversity, inclusion, and belonging (“DIB”). We value our differences and recognize the role that they play in bringing success to our customers, people, families, and communities.

We strive to maintain a culture in which all employees feel empowered to bring their authentic selves to work —which, in turn, supports them in delivering their best work. Leadership spearheads these efforts by example. Our CEO, Alan Lowe, remains active on the Board of Directors for the Silicon Valley Leadership Group and on our internal DIB Council. He works jointly with our Chief Human Resources & Diversity Officer to hold the organization to our CEO Action for Diversity & Inclusion pledge, as well as our DIB charter and goals. Our DIB goals are taken into consideration in performance evaluations, including for executives and management. See our fiscal 2024 DIB goals below:

Fiscal 2024 DIB Goal
Increase the representation of women in management roles
Increase the percentage of early career hires
Increase the percentage of underrepresented groups (U.S. only)
Maintain the percentage of underrepresented groups at the Director and Senior Director levels (U.S. only)
Less than a 2% gender pay gap, globally
Less than a 2% pay gap for underrepresented groups (U.S. only)

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CORPORATE GOVERNANCE

As a global organization with a diverse workforce, we recognize the importance of driving meaningful change that enhances the employee experience. To better represent the various levels, business platforms, functions, and geographies across Lumentum, we expanded the DIB Council, thereby broadening its diversity of thought. This expansion has strengthened the council’s ability to deliver comprehensive outcomes that resonate with employees worldwide.

A key result of the Council’s enhancement was the refinement of our DIB purpose, vision, and mission. We remain committed to embedding DIB into our culture, policies, practices, and procedures, ultimately creating an environment where employees can authentically embody our core values of CARE, TRUST, OWN, DISCOVER, and DELIVER. At Lumentum, our dedication to prioritizing access, opportunities, and resources fosters an organization deeply invested in advancing the company’s mission and success—affirming that these efforts are not only ethically imperative but also a strategic approach to achieving our business objectives.

DIVERSITY, INCLUSION, & BELONGING CHARTER
Purpose	Vision	Mission
At Lumentum, our goal is to illuminate the path forward to a more sustainable future. We recognize that our actions affect the people and communities where we live and work, and we strive to be a guiding light in leading the charge for diversity, inclusion, and belonging.	We have a vision of creating a brighter future for everyone that is reflected through our commitment to having a diverse workforce and culture that is inclusive, where employees know they belong, and where we all have access to opportunities to build a successful career.	Our mission is to create a culture in which all employees feel included and enabled to do their best work while being their authentic selves. We will achieve this by leading long-term change on behalf of our entire employee population.

20	2024 Proxy Statement

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Eight (8) directors have been nominated by our board of directors for election at the Annual Meeting, each to serve a one-year term until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified. The size of our board of directors will be decreased from nine to eight directors immediately following the election of directors at the Annual Meeting. All of the nominees are currently members of the board of directors and are standing for reelection. All of the director nominees are independent under the Nasdaq listing rules except for Mr. Lowe.

Each director nominee has consented to being named in this proxy statement and we have no reason to believe that the nominees named below will be unable or unwilling to serve as a director if elected.

Director Nominees

Our Governance Committee and our board of directors have evaluated each of the director nominees. Based on this evaluation, the Governance Committee and the board of directors have concluded that it is in the best interest of Lumentum and its stockholders for each of the proposed director nominees listed below to continue to serve as a director of Lumentum. The nominee’s individual biographies below contain information about their experience, qualifications and skills that led our board of directors to nominate them.

Harold L. Covert, 77	DIRECTOR SINCE: August 2015
COMMITTEE MEMBERSHIP: Audit (Chair)
QUALIFICATIONS
●Significant experience and service in leadership roles in finance and accounting
●In-depth financial knowledge obtained through service as chief financial officer of several publicly traded technology companies
●Valuable insight and experience from serving on the board of public companies

EXPERIENCE:
Mr. Covert currently serves as the chief financial officer of Carbice Corporation, a company developing thermal management technology. He previously served as the chief financial officer of Imagine Communications, an enterprise software company, from August 2019 to July 2022. Mr. Covert served as the chief financial officer of Harmonic Inc., a provider of video delivery infrastructure solutions, from October 2015 to June 2017. From 2014 to 2015, Mr. Covert was an independent business consultant, and from 2011 to 2014, he served as executive vice president and chief financial officer of Lumos Networks Corporation, a fiber-based service provider. From 2010 to 2011, Mr. Covert was an independent business consultant. From 2007 to 2010, Mr. Covert was president, chief financial officer, and chief operating officer of Silicon Image, Inc., a provider of semiconductors for storage, distribution and presentation of high-definition content. Mr. Covert holds a Bachelor of Science degree in Business Administration from Lake Erie College and a Master's of Business Administration degree from Cleveland State University and is also a Certified Public Accountant and Chartered Global Management Accountant.

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ELECTION OF DIRECTORS

Pamela F. Fletcher, 58	DIRECTOR SINCE: February 2023
COMMITTEE MEMBERSHIP: Audit Governance* *Appointed to the Governance Committee on August 21, 2024
QUALIFICATIONS
●Significant experience innovating and creating high-growth businesses and revenue streams
●Extensive experience in the automotive and transportation industries
●Strong leadership and business experience in driving market expansion

EXPERIENCE:
Ms. Fletcher is an experienced transportation and sustainability executive with over three decades of experience across the automotive and transportation industries. Ms. Fletcher currently serves as the Chief Executive Officer of Sion Power Corporation, a next generation battery company. Ms. Fletcher previously served as Senior Vice President, Chief Sustainability Officer and Corporate Innovation at Delta Air Lines, Inc. from February 2022 to August 2023, where she led Delta’s Sustainability and Innovation organizations in service of the company’s net-zero future. Prior to Delta Air Lines, Ms. Fletcher enjoyed a fifteen-year career at General Motors Company, where she held senior leadership positions such as Vice President of Global Innovation from October 2018 to February 2022 and Vice President of Electric Vehicles from October 2017 to September 2018. Ms. Fletcher is a well-known innovator in the transportation sector, having been named in Motor Trend’s 2018 and 2019 “Power List;” on Automotive News’s 2020 list of “100 Leading Women in the North American Auto Industry;” and on Crain’s 2021 list of “100 Most Influential Women.”  In addition to the Lumentum Board, she serves on the board of directors of The Chemours Company, a chemical company, and the Board of Advisors for the College of Engineering at the University of North Carolina Charlotte. Ms. Fletcher holds a Bachelor of Engineering degree from Kettering University and a Master of Engineering degree from Wayne State University. She has also completed Executive Education programs at Northwestern University’s Kellogg School of Management, Harvard Business School, and Stanford University's Graduate School of Business.

Isaac H. Harris, 58	DIRECTOR SINCE: June 2021
COMMITTEE MEMBERSHIP: Compensation	QUALIFICATIONS ●Strong leadership and business experience in supply chain and operations ●Significant business experience internationally ●Extensive experience implementing DIB initiatives

EXPERIENCE:
Mr. Harris is a senior operating executive with over 30 years of experience in the technology industry. He currently serves as Founder and President at DATKI Partners, a supply chain strategy consulting firm. Mr. Harris previously served as Advisor to the CEO at ZT Systems, a leading provider of innovative compute and storage solutions for hyperscale data centers, from January 2023 to January 2024. He previously served as Corporate Vice President of Global Supply Chain Operations at ZT Systems from April 2020 to January 2023. Mr. Harris also currently serves as a board director for Trajectory Foundation, a non-profit organization he joined in April 2022. Trajectory Foundation helps Black students attend Historically Black Colleges and Universities through scholarship awards. From October 2011 to March 2020, he held several senior leadership positions at Cisco Systems, a provider of technologies that power the internet, most recently as Vice President, Supply Chain Operations. Previously, Mr. Harris held several senior leadership roles at HP Inc., a provider of technology hardware, including as Vice President, Supply Chain for Notebook Global Business Unit. As a passionate advocate for diversity, inclusion, and equality in the workplace, Mr. Harris has made a career of creating opportunities and making positive change. He is an active member of the Executive Leadership Council and has previously served on Howard University’s Business School Advisory Board. Additionally, he was recognized by Savoy Magazine as one of the Most Influential Black Executives in Corporate America in 2020. Mr. Harris holds a Master of Business Administration degree from the University of Chicago Booth School of Business, a Master of Business Administration degree from the Katholieke Universiteit Leuven (Belgium) School of Applied Economic Sciences, and a Bachelor of Business Administration degree in Finance from Loyola University Chicago.

22	2024 Proxy Statement

ELECTION OF DIRECTORS

Penelope A. Herscher, 64	DIRECTOR SINCE: August 2015
BOARD CHAIR COMMITTEE MEMBERSHIP: Governance
QUALIFICATIONS
●Experience as chief executive officer of several technology companies
●Extensive marketing and technical background
●Valuable insight and experience from serving on the board and committees of public companies

EXPERIENCE:
Ms. Herscher is a seasoned technology public company board director, executive, and entrepreneur, with more than 15 years of experience as a high-tech CEO in Silicon Valley and more than 15 years of experience serving on public company boards of directors. She also currently serves as a member of the board of directors of Forvia SE, an automotive parts manufacturer, publicly traded in France, and SMART Global Holdings, a technology solutions company. She also serves on the board of Modern Health, a private health benefits company. Ms. Herscher previously served as a member of the board of directors of Delphix Corp., a data analytics company, from 2018 to 2024, Embark Technologies, a transportation technology company, from 2022 to 2023, Verint Systems Inc., a software analytics company, from 2017 to 2021, PROS Holdings Inc., a SaaS company, from  2018 to  2021, and Rambus, Inc. from 2006 to 2018 and Viavi from 2008 until Lumentum’s separation from Viavi in 2015. From 2004 to 2015, Ms. Herscher held the position of president and chief executive officer at FirstRain, an enterprise software company, and from 2002 to 2003, she held the position of executive vice president and chief marketing officer of Cadence Design Systems, Inc. an electronic design automation software company. From 1996 to 2002, Ms. Herscher was president and chief executive officer of Simplex Solutions, taking the company public in 2001, prior to its acquisition by Cadence in 2002. Ms. Herscher holds a BA Hons, MA in Mathematics from Cambridge University in England.

Julia S. Johnson, 58	DIRECTOR SINCE: November 2017
COMMITTEE MEMBERSHIP: Audit; Governance (Chair)
QUALIFICATIONS
●Strong leadership and business experience in operations, product development and technology
●Significant international experience in consumer products for the technology industry
●Strong technical background
●Selected as one of “Crain’s 2020 Notable Women of STEM”

EXPERIENCE:
With 30 years of product management, product development, operations, and technology experience, Ms. Johnson is currently the senior vice president and general manager for Mobile Computing at Zebra Technologies, a global leader in enterprise-level data capture and automatic identification solutions providing businesses with operational visibility, a position she has held since April 2023. Before moving into her current role, Ms. Johnson was the vice president and general manager of Mobile Computing from January 2022 to April 2023 and previously the vice president of Product Management, Portfolio & Strategy, Mobile Computing Business from August 2019 to January 2022 at Zebra Technologies. Previously, Ms. Johnson served as senior vice president of product management and marketing at Verifone, a global provider of technology that enables electronic payment transactions, a position she held from March 2017 to October 2018. Prior to Verifone, Ms. Johnson was corporate vice president of product management at Lenovo, a Chinese multinational technology company selling personal computers, tablet computers, smartphones, and other hardware, from 2014 to 2016. Before Lenovo, Ms. Johnson was corporate vice president of product management at Google from 2012 to 2014, and prior to Google was vice president of product management at Motorola, a global telecommunications company. She served on the board of Superconductor Technologies, Inc., a developer of superconducting materials and manufacturing processes from October 2018 until September 2021. Ms. Johnson earned an M.S. in Business Management at M.I.T.’s Sloan School, an M.S. in Materials Science and Engineering from M.I.T., and an A.B. in Math/Physics from Albion College.

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ELECTION OF DIRECTORS

Brian J. Lillie, 60	DIRECTOR SINCE: August 2015
COMMITTEE MEMBERSHIP: Compensation	QUALIFICATIONS ●Extensive executive-level experience in the technology industry and specifically in the data center markets ●Strong technical background

EXPERIENCE:
Mr. Lillie is a technology industry veteran with 30 years of executive and board experience in high-growth companies. He is currently President of the Private Cloud Business Unit at Rackspace Technology, a leading, end-to-end multi-cloud technology services company, a position he has held since January 2023. Prior to Rackspace, he served as Chief Product and Technology Officer at Zayo Group Holdings, Inc., a provider of communication infrastructure services, a position he held from April 2021 until May 2022, and was an Executive in Residence from November 2020 until April 2021. Before Zayo, Mr. Lillie served as the chief product officer for Equinix, Inc., a global provider of data center and internet exchange services, from October 2017 to April 2019, driving the products and services strategy and development of next-generation products for the company. Prior to that, from August 2016 to October 2017, Mr. Lillie served as chief customer officer and executive vice president of global technology services, responsible for the vision and execution for customer experience globally at Equinix, while also responsible for all technology and engineering services for the company. He also served as global chief information officer for Equinix from August 2008 to August 2016. Previous to Equinix, Mr. Lillie held several executive-level roles at Verisign, a provider of intelligent infrastructure services, including vice president of global sales operations and vice president of information systems. Mr. Lillie previously served as a member of the board of directors of Talend, S.A., from May 2018 until February 2021. Mr. Lillie holds a Master of Science degree in Management from Stanford University’s Graduate School of Business, a Master of Science degree in Telecommunications Management from Golden Gate University, and a Bachelor of Science degree in Mathematics from Montana State University.

Alan S. Lowe, 62	DIRECTOR SINCE: August 2015
COMMITTEE MEMBERSHIP: None	QUALIFICATIONS ●Broad and deep experience with Lumentum and its businesses ●Extensive business, management, and leadership skills from his roles at Viavi, Asyst Technologies and Read-Rite

EXPERIENCE:
Mr. Lowe has served as Lumentum’s president and chief executive officer since July 2015. Prior to Lumentum’s separation from Viavi in 2015, Mr. Lowe was employed by Viavi. Mr. Lowe joined Viavi in September 2007 as senior vice president of the Lasers business and became executive vice president and president of Viavi’s communications and commercial optical products business in October 2008. Prior to joining Viavi, Mr. Lowe was senior vice president, customer solutions group at Asyst Technologies, Inc., a leader in automating semiconductor and flat panel display fabs. From 2000 to 2003, he was president and chief executive officer of Read-Rite Corporation, a manufacturer of thin-film recording heads for disk and tape drives. From 1989 to 2000, Mr. Lowe served in roles of increasing responsibility at Read-Rite, including president and chief operating officer, and senior vice president of customer business units. Mr. Lowe holds Bachelor of Arts degrees in computer science and business economics from the University of California, Santa Barbara, and completed the Stanford Executive Program in 1994.

24	2024 Proxy Statement

ELECTION OF DIRECTORS

Ian S. Small, 60	DIRECTOR SINCE: December 2018
COMMITTEE MEMBERSHIP: Compensation (Chair)
QUALIFICATIONS
●Experience as chief executive officer of several technology companies
●Extensive business and executive-level experience in the technology industry specifically in telecommunications
●Strong technical background

EXPERIENCE:
Mr. Small is an experienced technology leader. He served as the chief executive officer of Evernote Corporation, a mobile and desktop personal productivity application provider, from October 2018 until its acquisition by Bending Spoons S.p.A. in January 2023. From 2009 to 2014, he served as the chief executive officer of TokBox, Inc., a platform-as-a-service provider of embedded video communications, which was acquired by Telefonica S.A. in 2012, and from 2014 until 2018, he was chairman of the board of TokBox. From 2013 to 2016, he held a variety of positions at Telefonica S.A., a global broadband and telecommunications provider, most recently as its chief data officer. Mr. Small currently serves on the board of directors at Snapdocs, Inc., a venture-backed company in the mortgage automation space and, since July 2024, as an Advisor to Squint, providers of an AR/AI manufacturing intelligence platform. He previously served on the board of directors of Oclaro, Inc. from September 2017 until the acquisition by Lumentum in December 2018. Mr. Small earned a Master’s degree in Computer Science and a Bachelor of Science degree in Engineering Science from the University of Toronto.

Vote Required
Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes cast for or against such director’s election and therefore will have no impact on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES NAMED ABOVE.

25

ELECTION OF DIRECTORS

Director Compensation

The compensation program for our non-employee directors (“Outside Directors”) is designed to attract and retain high quality directors and to align director interests with those of our stockholders. The compensation program was amended in February 2022 upon recommendation by the Compensation Committee and approval by the board of directors, with input from Semler Brossy regarding competitive practices.  In June 2023, the board of directors approved a temporary reduction in cash compensation of 10% beginning July 2, 2023 which was extended through the end of fiscal year 2024 as part of company-wide cost reduction efforts. The compensation of our Outside Directors is reviewed regularly by the Compensation Committee, which review includes a market assessment and an analysis by Semler Brossy. As part of this analysis, Semler Brossy reviews non-employee director compensation trends and data from peer companies. Following such review, the Compensation Committee makes a recommendation to the board of directors. Our Outside Directors receive compensation in the form of equity granted under the terms of our Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) and cash, as described below:

Equity Compensation

Initial Award. On the date of the first meeting of our board of directors or Compensation Committee occurring on or after the date on which the individual first became an Outside Director, such Outside Director is granted an initial award of restricted stock units (“RSUs”) with a value equal to $100,000 (the “Initial RSU Award”). The Initial RSU Award vests in three annual installments from the commencement of the individual’s service as an Outside Director, subject to continued service as a director through the applicable vesting date. If a director’s status changes from an employee director to an Outside Director, he or she does not receive an Initial RSU Award.

Annual Awards. On the date of each annual meeting of our stockholders, upon election, each Outside Director is granted an award of RSUs with a value equal to $220,000 (the “Annual RSU Award”). For Outside Directors that are elected other than at the annual meeting, the Outside Director is granted the Annual RSU Award, pro-rated for the time to be served prior to the next annual meeting. The Annual RSU Award vests upon the earlier of the day prior to the next annual meeting or one year from the grant date, subject to continued service as a director through the applicable vesting date.

The number of shares subject to equity awards is calculated by dividing the value by the average of the volume weighted average trading price of our common stock during the calendar month preceding the grant date.

Under the terms of the 2015 Plan, no Outside Director may be granted equity awards within any fiscal year which exceeds, in the aggregate, that number of shares equal to the quotient of $500,000 divided by the closing price on the last trading day immediately preceding the date on which the applicable equity award is granted to the Outside Director.

Upon retirement of an Outside Director, all unvested RSUs automatically vest in full. The treatment of unvested RSUs held by an Outside Director upon a change in control is determined by the terms of the 2015 Plan.

Cash Compensation

Annual Fee. Each Outside Director receives an annual cash retainer of $85,000 for serving on our board of directors (the “Annual Fee”), paid quarterly. In addition to the Annual Fee, the non-employee board chair receives an additional cash retainer of $100,000.

Meeting Fees. Each Outside Director will receive $3,000 for each Board meeting attended in excess of eighteen (18) meetings per year.

Committee Service. The chairs of the three standing committees of our board of directors receive the following annual cash retainers, paid quarterly. There are no meeting fees for committee service.

Board Committee	Chairperson Fee ($)
Audit Committee	35,000
Compensation Committee	23,000
Governance Committee	15,000

26	2024 Proxy Statement

ELECTION OF DIRECTORS

Outside Director Compensation for Fiscal 2024

The following table provides information regarding the total compensation that was paid to each of our Outside Directors in fiscal 2024. As noted above, in fiscal year 2024, the cash compensation of directors was reduced by 10% as part of company-wide cost-reduction efforts.

Directors who are also our employees receive no additional compensation for their service as directors. See “Executive Compensation” for information about Mr. Lowe’s compensation.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Penelope A. Herscher(2)	166,500	239,225	405,724
Harold L. Covert(3)	108,000	239,225	347,225
Pamela F. Fletcher(4)	76,500	239,225	315,725
Isaac H. Harris(5)	76,500	239,225	315,725
Brian J. Lillie(6)	76,500	239,225	315,725
Julia S. Johnson(7)	90,000	239,225	329,225
Ian S. Small(8)	97,200	239,225	336,425
Janet S. Wong(9)	76,500	239,225	315,725
(1)	The amounts shown in this column are the grant date fair value in the period presented as determined in accordance with FASB ASC Topic 718, which fair value is based on the closing market price of our common stock on the date of grant for RSUs. Such grant-date fair value does not take into account any estimated forfeitures related to service vesting conditions.
(2)	Ms. Herscher held 5,416 RSUs as of June 29, 2024.
(3)	Mr. Covert held 5,416 RSUs as of June 29, 2024.
(4)	Ms. Fletcher held 5,416 RSUs as of June 29, 2024.
(5)	Mr. Harris held 5,416 RSUs as of June 29, 2024.
(6)	Mr. Lillie held 5,416 RSUs as of June 29, 2024.
(7)	Ms. Johnson held 5,416 RSUs as of June 29, 2024.
(8)	Mr. Small held 5,416 RSUs as of June 29, 2024.
(9)	Ms. Wong held 5,416 RSUs as of June 29, 2024.

27

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC rules, we are seeking the approval of the Company’s stockholders, on a non-binding, advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement.

Our executive compensation program is designed to attract, retain and motivate employees and to serve the long-term interests of our stockholders. Our executive compensation program promotes performance-based compensation and has evolved to be more aligned with recognized best practices and to address market realities.

The items below contain a few key points regarding our compensation program:

●	92% of CEO pay and 88% of NEO fiscal 2024 target total direct compensation is driven by achievement of our strategic, financial or market performance goals
●	There were year-long temporary decreases in NEO base salary compensation in fiscal 2024
●	Our fiscal 2024 Annual Incentive Program paid out at 13% of target
●	Our fiscal 2022-2024 Long-Term Incentive Program Performance Stock Units (PSUs) paid out at 39% of target
●	CEO realized compensation decreased 55% from fiscal 2023 to fiscal 2024
●	There was no application of discretion when calculating performance results for fiscal 2024 NEO performance-based compensation
●	We seek, and endeavor to implement, feedback from our stockholders and in light of such feedback, we have made extensive changes to executive compensation program design for 2025
●	We maintain policies to promote sound compensation practices and corporate governance.

The Compensation Discussion and Analysis section of this Proxy Statement contains a detailed discussion of our compensation philosophy, changes made to our 2024 and 2025 executive compensation programs, and the alignment of our NEOs' compensation with our performance. We are asking our stockholders to vote, on a non-binding, advisory basis, to approve the compensation paid to our NEOs, as described in the Compensation Discussion and Analysis and the compensation table sections of this Proxy Statement. We currently hold our advisory vote to approve the compensation paid to our NEOs on an annual basis, and our next such vote will be at our 2025 Annual Meeting.

Accordingly, we ask stockholders to vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement for the 2024 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and disclosures.”

Vote Required
The approval of the non-binding advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

This “say on pay” vote is advisory and therefore not binding on the Company, the board of directors or the Compensation Committee. However, the board of directors and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

28	2024 Proxy Statement

PROPOSAL NO. 3
APPROVAL OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

We are seeking stockholder approval to amend our Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) solely to extend the expiration date of the 2015 Plan by one year until June 23, 2026, unless earlier terminated in accordance with its provisions. No other changes to the 2015 Plan are being made.

Our board of directors approved the amended and restated 2015 Plan in September 2024, subject to stockholder approval at the 2024 Annual Meeting. Our board of directors has determined that it is in our best interests and the best interests of our stockholders to approve this proposal. Our board of directors recommends that stockholders vote for this proposal at the 2024 Annual Meeting.

If stockholders approve this proposal, the amended and restated 2015 Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the term extension will not become effective and our 2015 Plan will terminate no later than June 23, 2025. Following any such termination, we would not be able to issue equity awards under the 2015 Plan to meet our incentive, recruiting and retention objectives. This will restrict our ability to attract and retain the individuals necessary to drive our performance and increase long term stockholder value.

Our executive officers and directors are eligible to receive equity awards under the 2015 Plan and therefore have an interest in this proposal. The remainder of this discussion, when referring to the 2015 Plan, refers to the amended and restated 2015 Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the 2015 Plan prior to amendment and restatement.

Reasons for Voting for this Proposal

Equity awards are a key element of our compensation program. The Company believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders. Without approval of the term extension, we may be constrained to pay competitively and at a serious competitive disadvantage going forward. The key reasons for approving this proposal are as set forth below.

1. The Extension of the Expiration Date is the Only Proposed Change. The Company is not Seeking Additional Shares or Making Any Other Changes to the 2015 Plan

When the 2015 Plan was established on June 23, 2015, it had a ten-year term. We seek to extend that initial term at this time in order to avoid termination of the 2015 Plan on June 23, 2025. An extension of one year to June 23, 2026 would allow us to continue to grant equity awards under the 2015 Plan during that extended term consistent with our compensation program and objectives.

2. Long-Term Equity is a Key Component of Achieving our Compensation Objective and Failure to Extend the Expiration of the 2015 Plan Will Impair our Ability to Attract and Retain Employees

Our overall compensation objective is to compensate our personnel in a manner that attracts and retains the highly talented employees necessary to manage and staff a high-growth business in an innovative and competitive industry. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward personal and company performance, and help meet our retention needs. Equity awards, whose value depends on our stock performance, and which require continued service over time before any value can be realized, help achieve this objective and are a key element of our compensation program. Equity awards also reinforce employees’ incentives to manage our business as owners, aligning employees’ interests with those of our stockholders.

We believe we must continue to use equity compensation on a broad basis to help attract, retain and motivate employees to continue to grow our business, develop new products and ultimately increase stockholder value. As of August 31, 2024, approximately 3,136 of our regular, full-time employees held outstanding equity awards. If the 2015 Plan expires on June 23, 2025, we will no longer be able to grant equity awards under the 2015 Plan after such date.

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APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

3. The 2015 Plan Includes Compensation and Governance Best Practices

The 2015 Plan includes provisions that are considered best practice for compensation and corporate governance purposes. These provisions protect our stockholders’ interests, as follows:

●	Administration. The 2015 Plan is administered by the Compensation Committee, which consists entirely of independent non-employee directors.
●	Share Counting Provisions. Shares of our Common Stock that are actually issued under the 2015 Plan generally will not be available for future issuance under the 2015 Plan, except that if unvested shares of Common Stock are forfeited or repurchased by us for an amount not greater than their original purchase price, those shares shall become available for future grant under the 2015 Plan. However, shares that are tendered by holders or withheld by us to pay the exercise price of an award or to satisfy tax withholding obligations related to an award will not be available for future awards.
●	Repricing or Exchange Programs are Not Allowed. The 2015 Plan does not permit outstanding awards to be repriced or exchanged for other awards without the approval of the majority of stockholders.
●	Annual Limits on Awards. The 2015 Plan sets annual limits as to the maximum number of shares or dollars subject to an award that can be granted to an individual in any fiscal year.
●	Annual Limits on Compensation to Non-Employee Directors. The 2015 Plan sets reasonable, annual limits as to the compensation that non-employee directors may receive during each fiscal year.
●	Minimum Vesting Requirements. In general, awards granted under the 2015 Plan will vest in full no earlier than the 1-year anniversary of the grant date although up to 5% of the shares reserved in the 2015 Plan may be granted without this minimum vesting requirement.
●	No Single-Trigger Vesting Acceleration upon a Corporate Transaction. The 2015 Plan provides that only awards that are not assumed or replaced will have vesting accelerate on a Corporate Transaction.
●	Limited Transferability. Awards under the 2015 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.
●	No Tax Gross-ups. The 2015 Plan does not provide for any tax gross-ups.
●	No Dividends, Distributions or Dividend Equivalents on Awards. The 2015 Plan provides that a participant has no right to receive dividends, distributions or dividend equivalents on the unvested portion of any 2015 Plan award.
●	Forfeiture Events. The 2015 Plan provides the flexibility for the administrator to subject awards to forfeiture or recoupment provisions. It also requires certain individuals who are subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 to reimburse us if we are required to prepare an accounting restatement under circumstances described in the Plan.

Our executive officers and directors have an interest in the approval of the 2015 Plan because they are eligible to receive equity awards under the 2015 Plan.

Summary of the 2015 Equity Incentive Plan, as Amended and Restated

The following is a summary of the operation and principal features of the 2015 Plan. However, this summary is not a complete description of all of the provisions of the 2015 Plan and is qualified in its entirety by the specific language of the 2015 Plan. A copy of the 2015 Plan is provided as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2015 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance. These incentives may be provided through the granting of stock options, stock appreciation rights, dividend equivalent rights, restricted stock awards, restricted stock units, performance units, and performance shares.

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APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

Authorized Shares

There are currently 18,400,000 shares of Common Stock reserved under the 2015 Plan. As of August 31, 2024, approximately 381,665 shares remained available for grant under the 2015 Plan. This number would not change if the proposal is approved. Each share subject to an award under the 2015 Plan counts against the numerical limits of the 2015 Plan as one share for every one share subject thereto. Shares that actually are issued under the 2015 Plan will not be returned to the 2015 Plan and will not be available for future issuance under the 2015 Plan, except that if unvested shares are forfeited or repurchased by us for an amount not greater than their original purchase price, such shares will become available for future grant under the 2015 Plan. For stock options and stock appreciation rights that are exercised, the gross number of shares subject to the award will cease to be available under the 2015 Plan, whether or not the award is net settled for a lesser number of shares, or if the shares are utilized to exercise an award. If shares are withheld to pay any tax withholding obligations applicable to an award, then the gross number of shares subject to the award will cease to be available under the 2015 Plan.

Administration of the 2015 Plan

Our board of directors, or a committee appointed by the board of directors, administers our 2015 Plan. The administrator has the power to select the employees, directors, and consultants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine performance-based equity awards and the applicable performance criteria, performance period, and performance award formula, to approve forms of award agreements for use under the 2015 Plan, to determine the terms and conditions of awards granted under the 2015 Plan, to amend the terms of any outstanding awards granted under the 2015 Plan (provided that any amendment that would have a materially adverse effect on the grantee’s rights under an outstanding award will not be made without the grantee’s written consent), to construe and interpret the terms of the 2015 Plan and awards, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, and to take other action, not inconsistent with the terms of the 2015 Plan, as the administrator deems appropriate. The administrator may only institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding options or stock appreciation rights may be surrendered or canceled in exchange for awards with a lower exercise price, full value awards, or payments in cash if we obtain an affirmative vote of holders of the majority of its stockholders.

Eligibility

All types of awards may be granted to our employees, non-employee directors, and consultants of our parent or subsidiary corporations. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of ours or any parent or subsidiary corporation of ours. As of August 31, 2024, we had approximately 7,560 employees (including five executive officers), eight non-employee directors and 23 consultants. Except with respect to 5% of the maximum number of shares issuable under the Plan, no award will vest earlier than one year following the date of grant; provided, however, that vesting of an award may be accelerated upon the death, disability, or involuntary termination of the service of the grantee, or in connection with a corporate transaction, as defined in the 2025 Plan.

Stock Options
Stock options may be granted under our 2015 Plan. Each option is evidenced by an award agreement that specifies the exercise price, the term of the option, forms of consideration for exercise, and such other terms and conditions as the administrator determines, subject to the terms of the 2015 Plan. The exercise price of options granted under our 2015 Plan must be at least equal to the fair market value of our common stock on the date of grant, except in special, limited circumstances as set forth in the 2015 Plan. The maximum term of an option will be specified in an award agreement, provided the term of an option will be no more than 8 years. However, with respect to any incentive stock option granted to a participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a Share on the grant date. Generally, the fair market value of our common stock is the closing sales price on the relevant date as quoted on the Nasdaq stock market.

Options will be exercisable at such times and under such conditions as determined by the administrator and as set forth in the applicable award agreement. An option is deemed exercised when we receive notice of exercise and full payment of the Shares to be exercised, together with applicable tax withholdings. No option granted to an employee who is a non-exempt employee for the purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”) will be first exercisable until at least 6 months following the date of grant of such option.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, the option will generally remain exercisable for 90 days. However, an option may not be exercised later than the expiration of its term.

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APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

Stock Appreciation Rights
Stock appreciation rights may be granted under our 2015 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Each stock appreciation right is evidenced by an award agreement that specifies the exercise price, the term of the award (which may not exceed eight years), and other terms and conditions as determined by the administrator, subject to the terms of the 2015 Plan and provided that no stock appreciation right granted to an employee who is a non-exempt employee for the purposes of the FLSA will be first exercisable until at least six months following the date of grant of such SAR. The per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. Stock appreciation rights will be exercisable at such times and under such conditions as determined by the administrator and set forth in the applicable award agreement. At the discretion of the administrator, the payment upon exercise of stock appreciation right may be paid in cash or with Shares, or a combination of both.

Dividend Equivalent Rights
Dividend equivalent rights may be granted under our 2015 Plan. Dividend equivalent rights allow the recipient to receive compensation or a credit to the recipient’s account measured by cash dividends paid with respect to shares of Common Stock. Each dividend equivalent right is evidenced by an award agreement that specifies terms and conditions as determined by the administrator, subject to the terms of the 2015 Plan. All dividend equivalents will be subject to the same terms and conditions, including vesting conditions, as the awards to which they relate and shall not be paid or settled prior to the time that the underlying award vests. No Dividend Equivalents shall be paid with respect to any shares underlying any unvested portion of a 2015 Plan award.

Restricted Stock Awards
Restricted stock may be granted under our 2015 Plan. Restricted stock awards are grants of shares that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Each restricted stock award granted will be evidenced by an award agreement specifying the number of shares subject to the award, any period of restriction, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the 2015 Plan. Restricted stock awards may (but are not required to) be subject to vesting conditions, as the administrator specifies, and the shares acquired may not be transferred by the participant until the vesting conditions (if any) are satisfied. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant without regard to vesting, subject to the limitations set forth in the 2015 Plan with respect to no receipt of dividends, distributions or dividend equivalents prior to vesting. See “Limitations on Awards” section below.

Restricted Stock Units
Restricted stock units may be granted under our 2015 Plan. Each restricted stock unit granted is a bookkeeping entry representing an amount equal to the fair market value of one share. Each restricted stock unit award will be evidenced by an award agreement that specifies the number of restricted stock units subject to the award, any vesting criteria (which may include accomplishing specified performance criteria or continued service to us), form of payout, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the 2015 Plan. Restricted stock units result in a payment to a participant if any performance goals or other vesting criteria are achieved or the awards otherwise vest. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator determines in its sole discretion whether an award will be settled in stock, cash, or a combination of both.

Performance Units and Performance Shares
Performance units and performance shares may be granted under our 2015 Plan. Performance units and performance shares are awards that will result in a payment to a participant if performance criteria established by the administrator are achieved or the awards otherwise vest. Each award of performance units or performance shares will be evidenced by an award agreement specifying the number of units or shares (as applicable), any vesting conditions, the performance period, and other terms and conditions of the award, as determined by the administrator, subject to the terms and conditions of the 2015 Plan. The administrator will establish any performance criteria or other vesting criteria (which may include continued service) in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out. After the grant of performance units or performance shares, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination of both.

Limitations on Awards
The maximum number of shares with respect to which awards may be granted to any individual in any fiscal year is 1,000,000 shares. The maximum dollar amount that may become payable to any individual in any fiscal year under awards denominated in U.S. dollars (including performance unit awards) is $20,000,000. However, in connection with an individual’s commencement of service or first promotion in any fiscal year, an individual may be granted awards for an additional 1,000,000 shares or U.S. dollar denominated awards providing for payment in any fiscal year of up to an additional $20,000,000. The limitations in this paragraph do not apply to non-employee directors, who are instead subject to much lower requirements described in the “Non-Employee Director Compensation Limits” below.

No dividends, Dividend Equivalents, or other distributions shall be paid with respect to any shares underlying any unvested portion of a 2015 Plan award.

32	2024 Proxy Statement

APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

Non-Employee Director Compensation Limits
Our 2015 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2015 Plan. However, in any fiscal year, a non-employee director may not be granted equity awards (the value of which will be based on the fair market value determined on the last trading day immediately preceding the date on which the applicable Award is granted to such director) and be provided any other compensation (including without limitation any cash retainers or fees) with an aggregate value of more than $500,000.

Non-Transferability of Awards
Unless the administrator provides otherwise, our 2015 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of any change in the shares effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our Common Stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of shares, appropriate and proportionate adjustments will be made in the number and kind of shares subject to the 2015 Plan and to any outstanding awards, the maximum number of shares with respect to which awards may be granted individual in any fiscal year of ours, and in the exercise or purchase price per share under any outstanding award in order to prevent dilution or enlargement of rights under the 2015 Plan.

Corporate Transactions

Our 2015 Plan provides that in the event of a corporate transaction, as defined in the 2015 Plan, all outstanding awards will terminate unless they are assumed in connection with the corporate transaction. If a portion of an award is neither assumed nor replaced by the successor entity, such portion of the award will become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the effective date of such corporate transaction.

Forfeiture Events

Our 2015 Plan provides the flexibility for the administrator to subject awards to reduction, cancellation, forfeiture or recoupment provisions, including upon any accounting restatement due to our material noncompliance with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws, including, without limitation, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. It also requires any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, along with any participant who knowingly or through gross negligence engages in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, to reimburse us if we are required to prepare an accounting restatement due to the material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, for (i) the amount of any payment in settlement of an award received by such participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of securities of our during such 12-month period.

Plan Amendment; Termination

Our board of directors may amend, suspend, or terminate the 2015 Plan at any time, provided that no suspension or termination of the 2015 Plan will adversely affect any rights under awards already granted under the Plan and no amendment will be made without the approval of our stockholders if such approval is required by applicable laws or would change the powers of the 2015 Plan’s administrator. Unless sooner terminated by our board of directors, the 2015 Plan will terminate on June 23, 2026.

U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and us of awards granted under the 2015 Plan. Tax consequences for any particular individual may be different.

33

APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

Incentive Stock Options
A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two-or one-year holding periods described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options
A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights
A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be treated as long-term or short-term capital gain or loss, depending on the holding period.

Dividend Equivalents
Dividend equivalents will generally be subject to tax as dividends as if they were paid on the vesting date of the underlying award.

Restricted Stock, Restricted Stock Units, Performance Awards and Performance Shares
A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A

Section 409A of the Code (“Section 409A”) provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effects for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-qualified stock option). However, special rules limit the deductibility of compensation paid to certain current or former executive officers. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2015 PLAN AS OF THE DATE OF THIS FILING. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

34	2024 Proxy Statement

APPROVAL OF THE AMENDED AND RESTATED 2O15 EQUITY INCENTIVE PLAN

Summary

Our board of directors believes that it is in the best interests of us and our stockholders to continue to provide employees, consultants, and directors with the opportunity to acquire an ownership interest in us through the grant of equity awards under the amended and restated 2015 Plan and thereby encourage them to remain in our service and more closely align their interests with those of our stockholders.

Number of Awards Granted to Employees and Non-Employee Directors

No awards have been made under the Amended and Restated 2015 Plan, and no awards have been granted that are contingent on the approval of the Amended and Restated 2015 Plan. Awards under the Amended and Restated 2015 Plan would be made at the discretion of the Compensation Committee or the Board. The number of awards that an employee, or non-employee director may receive under the 2015 Plan is not determinable at this time. The following table sets forth the aggregate number of RSUs and PSUs (at target) granted under the 2015 Plan during fiscal year 2024 to each of our named executive officers other than our former executive officers who are no longer eligible to receive awards; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Name of Individual or Identity of Group and Principal Position	Number of RSUs and PSUs Granted (#)(1)	Dollar Value of Award(s) of RSUs and PSUs granted ($)(2)
Alan Lowe, President and Chief Executive Officer	206,905	11,003,208
Wajid Ali, Executive Vice President, Chief Financial Officer	72,159	3,837,416
Vincent Retort, President, Industrial Tech and Chief Business Officer	86,008	4,573,905
Wupen Yuen, President, Cloud and Networking	95,634	5,085,816
Jae Kim, Senior Vice President, General Counsel and Secretary	41,148	1,720,398
Jason Reinhardt, Former Executive Vice President, General Manager of Imaging and Sensing	54,336	2,889,588
Judy Hamel, Former Senior Vice President, General Counsel and Secretary	41,357	2,199,365
All current executive officers as a group	501,854	26,220,743
All current non-employee directors as a group	43,328	1,913,798
All other employees (including all current officers who are not executive officers (as a group))	2,654,834	139,369,078
(1)	Reflects PSU awards at target.
(2)	Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.

Vote Required

The approval of the 2015 Plan requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon. As a result, abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal. This vote will also constitute approval of the 2015 Plan under the Nasdaq Listing Rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN.

35

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 29, 2024 was Deloitte & Touche LLP (“Deloitte”). Our Audit Committee has re-appointed Deloitte to audit our consolidated financial statements for our fiscal year ending June 28, 2025. At the Annual Meeting, we are asking our stockholders to ratify the appointment of Deloitte as our independent registered accounting firm for fiscal 2025. Although ratification by stockholders is not required by law, our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. In the event that the appointment of Deloitte is not ratified by our stockholders, the Audit Committee will review its future selection of Deloitte as our independent registered public accounting firm. Representatives of Deloitte are expected to be present at the Annual Meeting, in which case they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. Notwithstanding the appointment of Deloitte, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our Company by Deloitte, our independent registered public accounting firm, for the fiscal years ended June 29, 2024, and July 1, 2023.

	Fiscal 2024 (in thousands)	Fiscal 2023 (in thousands)
Audit Fees(1)	$4,641	$5,795
Audit-Related Fees(2)	$337	$597
Tax Fees(3)	$227	$259
All Other Fees(4)	$6	$2
TOTAL	$5,211	$6,653
(1)	Audit Fees include fees related to professional services rendered in connection with the audit of Lumentum’s annual financial statements, the audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, reviews of financial statements included in Lumentum’s Quarterly Reports on Form 10-Q, and for audit services provided in connection with other statutory and regulatory filings. In fiscal 2024, audit fees also include the audit of newly acquired businesses, including related valuation and purchase price allocation accounting. In fiscal 2023, audit fees also included fees to audit the implementation of changes to our legal entity structure and the audit of newly acquired businesses, including related valuation and purchase price allocation accounting.
(2)	Audit-Related Fees include fees for professional services rendered in connection with due diligence, including the acquisition of Cloud Light in fiscal 2024, and the telecom transmission product line of IPG Photonics in fiscal 2023.
(3)	Tax Fees include fees for professional services rendered in connection with valuation consulting, compliance, and planning services and other tax consulting.
(4)	All Other Fees includes fees for research tool subscriptions.

Auditor Independence

In our fiscal year ended June 29, 2024, there were no other professional services provided by Deloitte, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte.

36	2024 Proxy Statement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Deloitte for our fiscal year ended June 29, 2024 were pre-approved by our Audit Committee.

Vote Required
The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

37

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing rules and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the board of directors, which is available on our website at www.lumentum.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. Our independent registered public accounting firm, Deloitte, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare our financial statements, which are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed the audited financial statements with management and Deloitte;
●	discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
●	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

Based on the Audit Committee’s review and discussions with management and Deloitte, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the board of directors:

Harold L. Covert (Chair)
Pamela F. Fletcher
Julia S. Johnson
Janet S. Wong

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

38	2024 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth information regarding individuals who serve as our executive officers. The position titles refer to each executive officer’s title at Lumentum as of October 3, 2024. Our executive officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Alan Lowe	62	President and Chief Executive Officer
Wajid Ali	51	Executive Vice President, Chief Financial Officer
Vincent Retort	70	President, Industrial Tech and Chief Business Officer
Jae Kim	53	Senior Vice President, General Counsel and Secretary
Wupen Yuen	55	President, Cloud and Networking

For Mr. Lowe’s biography, see “Director Nominees.”

Wajid Ali is Lumentum’s executive vice president and chief financial officer. Mr. Ali manages and drives all aspects of Lumentum’s finance organization. Mr. Ali joined Lumentum in February 2019. Before joining Lumentum, Mr. Ali was the senior vice president and chief financial officer at Synaptics Incorporated, a developer and supplier of semiconductor product solutions, from May 2015 to February 2019. Before Synaptics, Mr. Ali was vice president and controller at Teledyne Technologies Inc., an instrumentation, software and engineered systems company. Prior to Teledyne, he served as chief financial officer at DALSA Corp., a semiconductor company that was acquired by Teledyne in 2011. Mr. Ali also held key financial management positions at Advanced Micro Devices, Inc. and ATI Technologies Inc., overseeing the finance functions for large business groups. Mr. Ali holds Bachelor of Arts and Master of Arts degrees in Economics from York University; a Master of Business Administration degree from the Schulich School of Business, York University; and CPA, CMA designations from the Chartered Professional Accountants of Ontario, Canada.

Vincent Retort is Lumentum’s president of industrial tech platform and chief business officer. Mr. Retort has been an instrumental leader running R&D, operations, the Transmission business unit, and the 3D sensing business unit at various times since Lumentum’s spinoff from JDSU. He was previously our chief operations officer and executive vice president from February 2016 through September 2023, senior vice president, research and development from July 2015 through February 2016 and our general manager of the 3D Sensing business unit from December 2018 through April 2020. Prior to joining Lumentum in connection with Lumentum’s separation from Viavi in 2015, Mr. Retort was employed by Viavi. Mr. Retort joined Viavi in 2008 as vice president of research & development, communication and commercial optical products (“CCOP”), and became senior vice president of research & development of CCOP in 2011. From 2004 to 2008, Mr. Retort was vice president of product engineering, reliability and quality at NeoPhotonics Corporation, a designer and manufacturer of photonic integrated circuit-based modules and subsystems. From 2002 to 2004, Mr. Retort served as senior director of development engineering, magnetic recording performance at Seagate Technology Holdings plc, an international manufacturer and distributor of computer disk drives. From 2000 to 2002, Mr. Retort served as vice president of product engineering at Lightwave Microsystems Corporation, a communications equipment company. Mr. Retort holds a Master of Science degree in Biological Sciences from Stanford University and a Bachelor of Arts degree in Biology from West Virginia University.

Jae Kim has served as Lumentum’s senior vice president, general counsel and secretary since March 2024. Prior to joining Lumentum, Mr. Kim served at GlobalLogic Inc., a Hitachi Group Company providing software development services, as chief administrative and legal officer from June 2022 to March 2024 and as chief legal officer from February 2021 to June 2022. Before GlobalLogic, Mr. Kim was SVP and general counsel at Rambus, Inc., a provider of chips and silicon IP, from 2013 to February 2021. Earlier in his career, Mr. Kim held senior legal roles at Altran/Aricent and Electronics for Imaging, Inc. He also served as an attorney for Wilson Sonsini Goodrich & Rosati and United States Securities and Exchange Commission. Mr. Kim holds a Bachelor of Arts degree in Economics from Boston University and a Juris Doctor degree from the Washington College of Law at American University.

Wupen Yuen is Lumentum’s president of cloud and networking platform. Prior to this role, Mr. Yuen served as senior vice president and general manager for Lumentum’s telecom transmission and datacom business units from December 2022 to October 2023 and August 2022 to December 2022, respectively. Mr. Yuen joined the company through Lumentum’s acquisition in August 2022 of NeoPhotonics, where he had been chief product officer since 2018, and senior vice president and general manager since 2014. From 2005 to 2014, Mr. Yuen held numerous leadership roles within NeoPhotonics, including senior vice president of product and technology development, vice president of product development and engineering, and director of business development. From 2002 to 2004, Mr. Yuen served as chief technology officer of Bandwidth9, a telecommunications tunable laser company. Mr. Yuen holds a PhD and a Master’s degree in Electrical Engineering from Stanford University, and a Bachelor of Science degree in Electrical Engineering from National Taiwan University. He has completed various executive education programs at Harvard Business School and the University of Chicago’s Booth School of Business in innovation, general management, finance, and leadership.

39

COMPENSATION DISCUSSION AND ANALYSIS

This discussion of our executive compensation program is designed to provide our stockholders with an understanding of the compensation program in effect in fiscal 2024 for our NEOs, who were the following individuals:

Executive officers at fiscal 2024 year end

●	Alan Lowe, our president and chief executive officer;
●	Wajid Ali, our executive vice president and chief financial officer;
●	Vincent Retort, our president, industrial tech and chief business officer;
●	Wupen Yuen, our president, cloud and networking; and
●	Jae Kim, our senior vice president, general counsel and secretary.

Executive officers for portions of fiscal 2024, but not at year end

●	Jason Reinhardt, our executive vice president and general manager of imaging and sensing; and
●	Judy Hamel, our former senior vice president, general counsel and secretary.

This CD&A summarizes our executive compensation philosophy, principles and approach, provides a detailed description of our various compensation programs, explains how these programs are aligned with our business objectives and our operating and financial performance, and describes our focus on pay for performance to ensure alignment of compensation with stockholder value creation.

The CD&A also describes how we approach stockholder engagement to foster a regular and constructive dialogue on our compensation program philosophy and program design and explains in depth the extensive off-cycle stockholder engagement conducted in fiscal 2024 following our failure to obtain stockholder approval on the “Say-on-Pay” advisory vote on executive compensation at our 2023 Annual Meeting of Stockholders. The CD&A describes these stockholder engagement efforts, the stockholder feedback received, and our responsiveness to that feedback through enhanced disclosures and changes in our fiscal 2024 and fiscal 2025 compensation programs.

Executive Summary

At the highest level, following are nine key takeaways from this CD&A:

●	Our Say-on-Pay advisory vote at the November 2023 annual meeting received 48.5% stockholder support
●	We have significantly enhanced disclosure for fiscal 2024 in this CD&A
●	We have made meaningful changes to executive compensation program design for fiscal 2025
●	There were no increases in on-target compensation for NEOs in fiscal 2024, aside from promotions
●	There were year-long temporary decreases in NEO base salary compensation in fiscal 2024
●	Our fiscal 2024 Annual Incentive Program paid out at 13% of target
●	Our fiscal 2022-2024 Long-Term Incentive Program Performance Stock Units (PSUs) paid out at 39% of target
●	CEO realized compensation decreased 55% from fiscal 2023 to fiscal 2024
●	There was no application of discretion when calculating performance results for fiscal 2024 NEO performance-based compensation

Fiscal 2023 Say-on-Pay Vote and Response

Following years of strong stockholder support for the Company’s executive compensation programs, the Board of Directors and the Compensation Committee were disappointed that our Say-on-Pay advisory vote received only 48.5% support from our stockholders in November 2023, a significant decrease in support from 82% in November 2022, and we have taken this message from stockholders very seriously.

40	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In response to stockholder feedback gathered throughout fiscal 2024 since receiving the Say-on-Pay advisory results at our 2023 Annual meeting, we made substantial improvements to this CD&A and changes to our compensation programs that will take effect in for 2025. We highlight the following changes for consideration at this 2024 Annual Meeting of Stockholders:

●	Enhanced Disclosure: In direct response to stockholder feedback, we have provided significantly more detail in the following areas:
	●	Our extensive stockholder engagement efforts since the 2023 Annual Meeting of Stockholders
	●	Improved description of the connection and alignment between executive compensation, Company strategy, and performance
	●	CEO compensation and multi-year analysis of pay versus performance
	●	Rationale and philosophy behind the specific financial and operational metrics and targets selected for our various compensation programs
	●	Detailed explanation of how various levels of achievement map to payout for each operational metric used in our annual and long-term compensation programs
	●	Description of the Strategic Progress Objective component of our long-term compensation program, including explanation of how it is evaluated and scored, and how various levels of achievement map to payouts
	●	Our philosophy and approach to peer group selection

●	Significant Program Modifications for Fiscal 2025: The entire executive compensation program was reviewed in detail, taking into account stockholder feedback and evolving strategy with the review resulting in:
	●	Changes to our Peer Group
	●	Changes to our Annual Incentive Plan
	●	Changes to our performance-based Long-Term Incentive Program (LTIP)

Stockholder Outreach

We believe there is great value in regularly engaging with our stockholders to understand their priorities and seek their feedback on key issues, including executive compensation. In our normal course of business, our Board, including the Compensation Committee, reviews the feedback we hear from stockholders throughout the year. In fiscal 2024 we conducted two rounds of extensive stockholder outreach:

●	July – November 2023: Following our normal practice, we engaged extensively with stockholders in the months leading up to our annual meeting to obtain stockholders’ views on executive compensation, governance and other matters. We extended meeting invitations to 25 of our largest stockholders who collectively represented over 70% ownership of our outstanding shares. Stockholders representing approximately 55% ownership of our shares agreed to meet, and we engaged in fulsome discussion on topics including executive compensation, compensation disclosure, sustainability programs, and board diversity.
●	January 2024 – March 2024: Following the Say-on-Pay result in November 2023, the Company mounted an extensive off-cycle program of stockholder consultations with the express intent of gathering more detailed feedback about key aspects of our executive compensation programs prior to making decisions for fiscal 2025 compensation. We extended meeting invitations to 25 of our largest stockholders who collectively represented over 75% ownership of our outstanding shares. We met with every stockholder who responded, representing approximately 60% ownership of our shares. The Chair of our Compensation Committee led each of these calls, with at least one other member of the committee present on every call. In the course of those meetings, we reviewed stockholder feedback to date and how we were responding to the Say-on-Pay vote, and we gathered stockholder feedback on specific elements of compensation program design and disclosure.

41

COMPENSATION DISCUSSION AND ANALYSIS

Stockholder Engagement Cycle

42	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Stockholder Feedback and Actions Taken

Common themes of feedback that emerged across the two cycles of stockholder engagement highlighted the following areas for potential improvement with respect to executive compensation:

●	Enhance disclosure: details of program design, target rigor, rationale and specific performance metrics for certain short-term and long-term incentive goals, pay versus performance alignment;
●	Take measures to increase alignment between stockholder value creation and compensation program outcomes: including review of annual incentive plan (AIP) and long-term incentive plan (LTIP) structure, compensation peer group, and compensation quantum decisions.

Feedback gathered throughout 2024 with respect to enhanced compensation disclosure has led to changes in the content and presentation of this CD&A. However, given the timing of our 2023 Annual Meeting and our in-depth stockholder engagement efforts in fiscal 2024, much of the stockholder feedback about compensation program design could not be considered for fiscal 2024 executive compensation, but is addressed in the fiscal 2025 program and design.

The tables below outline stockholder feedback received with respect to compensation disclosure and our executive compensation programs, and summarizes corresponding actions taken for fiscal 2024 and for fiscal 2025:

Enhanced Disclosure Changes are included in this CD&A for fiscal 2024 unless otherwise noted
Demonstrate Pay-for-Performance	Explain Choice of Metrics	Better Disclosure of Payout Scales

●Expanded the discussion of the goal-setting process to show the rigor used to establish metrics and targets
●Added explanation of the historical compensation of our CEO to show its alignment with company performance
●Increased visibility into performance of in-flight long-term incentive programs
	●Expanded discussion of compensation philosophy and approach to show how metrics chosen tie to business plans and value creation	●Disclosure of all goal levels and associated payouts for all completed compensation periods

Explain Impact of PSU “Banking”	Explain PSU Strategic Progress Objectives Component	Clarify Use of Discretion

●Disclosure of how PSU “banking” impacted long-term incentive programs completed in fiscal 2024
●Disclosure of how banking is impacting all in-flight long-term incentive programs
●Note: “Banking” has been eliminated for PSUs beginning with fiscal 2025 awards

●Explanation of rationale for Strategic Progress Objectives and of how this pay component is scored and paid out
●Disclosure of composition of Strategic Progress Objectives for completed compensation programs

●Explanation of how we design pay programs to avoid use of discretion as much as possible
●Explicitly disclose whether discretion was applied or not applied (none was applied in calculating fiscal 2024 program payouts)

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COMPENSATION DISCUSSION AND ANALYSIS

Increase Alignment of Stockholder Value Creation and Compensation Outcomes Actions taken for fiscal 2024 where possible; other program design changes begin in fiscal 2025
Concerns about equity “markup” in AIP	Concerns about performance measurement periods being shorter than the relevant performance period	Concerns about overlapping metrics between short-term and long-term programs
Fiscal 2024 action ●Eliminated the 25% premium used to mitigate for stock price risk in our Annual Incentive Program with PSU payouts
Fiscal 2025 actions
●Changed measurement period of AIP from two half-year periods to one full-year period
●Removed the ability to “bank” portions of LTIP PSUs based on annual total revenue performance
●Performance measured solely at the end of the 3-year performance period will determine payouts of all LTIP PSU components

Fiscal 2024 action
●Focused AIP metrics on measuring organic performance to distinguish AIP organic revenue metric from LTIP PSUs total revenue metric
Fiscal 2025 action
●Reduced LTIP PSUs total revenue metric to 50% weighting from 70%

Desire for performance vs. peers to factor directly into compensation	Concern that non-financial PSUs may not be sufficiently rigorous	Concerns that peer group may be out of alignment

Fiscal 2025 action
●Added relative total stockholder return (rTSR) as a metric (25%) in our LTIP PSU design to align pay with stockholder return and reward better performance compared to our market competitors
	Fiscal 2024 action ●Increased disclosure of how performance is scored to demonstrate rigor Fiscal 2025 action ●Reduced weighting of Strategic Progress Objectives from 30% to 25% of LTIP PSUs	Fiscal 2025 action ●Re-baselined peer group based on go-forward strategy and current financial performance, leading to significant action in peer group composition

Concerns about compensation quantum
Fiscal 2024 action ●No increases in compensation other than for promotion ●Temporary (year-long) reduction in base cash compensation

44	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

While the complete description of changes to our fiscal 2025 executive compensation programs will be contained in our fiscal 2025 CD&A, we preview the PSU elements of our 2025 Long-Term Incentive Plan below, for ease of comparison to our fiscal 2024 LTIP PSUs, which are detailed later in this CD&A. The Compensation Committee has approved several significant design changes for the fiscal 2025-2027 PSU awards granted in August 2024, based on stockholder feedback and a desire to increase long-term focus and increase alignment with stockholder experience.

Fiscal 2025-2027 PSU Changes
1.Introduction of relative Total Shareholder Return metric
2.Reduction in weighting of Total Revenue metric and Strategic Objectives metric
3.Elimination of annual banking for Total Revenue metric
2024 PSU Design	2025 PSU Design

The Company values and seeks ongoing feedback from stockholders on all elements of our business and takes stockholder feedback seriously, as demonstrated by the breadth and depth of changes outlined above for both fiscal 2024 and fiscal 2025. The Compensation Committee will continue to engage with and consider feedback from stockholders to ensure that the executive compensation program remains effective and aligned with stockholder interests.

Fiscal 2024 Business Performance

This section summarizes our fiscal 2024 financial performance in several of our key business metrics, along with year-over-year and 5-year relative performance. As described in our Annual Report, fiscal 2024 continued to present a number of challenges to our industry and the markets that we serve.

In particular, our business continued to experience the negative impacts of the worldwide logistics and supply chain issues despite some improvement in the latter half of fiscal 2023. Our key operating metrics over a 1-year and 5-year period directly reflect the impact of these challenges as noted in the table below.

	Fiscal 2019 ($ in millions)	Fiscal 2023 ($ in millions)	Fiscal 2024 ($ in millions)	1-Year Change 2023-2024	5-Year Change 2019-2024
Net Revenue	$1,565.3	$1,767.0	$1,359.2	(23.1)%	(13.2)%
GAAP Earnings per Share	($0.54)	($1.93)	($8.12)	($6.19)	($7.58)
Adjusted Earnings per Share	$4.25	$4.56	$1.01	(77.9)%	(76.2)%
GAAP Gross Margin	27.2%	32.2%	18.5%	(1,370)bps	(870)bps
Adjusted Gross Margin	39.5%	43.2%	33.0%	(1,020)bps	(650)bps
GAAP Operating Margin	(1.4)%	(6.5)%	(31.9)%	(2,540)bps	(3,050)bps
Adjusted Operating Margin	20.5%	19.2%	2.8%	(1,640)bps	(1,770)bps

Adjusted Earnings per Share, Adjusted Gross Margin and Adjusted Operating Margin are non-GAAP measures that Lumentum discloses to provide additional information about the operating results of the Company. Please see Appendix B for a reconciliation of Adjusted Earnings per Share, Adjusted Gross Margin and Adjusted Operating Margin to their nearest GAAP equivalents.

While we expect some of the challenges posed to our industry and the markets we serve to have a lingering impact, we made significant progress in the last fiscal quarter of 2024 in executing our strategy to grow our cloud business and broaden our customer base, including investing in new and substantial cloud and AI module and component opportunities. During the fiscal first quarter of 2024, we changed our organizational structure to better align with our markets and our customer base. This new alignment into our operating segments of Cloud and Networking and Industrial Tech, the improvement of conditions in certain market segments, and our focus on the execution of our strategy give us confidence in our growth prospects for fiscal 2025 and beyond.

Considering these near-term trends and our perspective on growth opportunities, we have realigned our areas of strategic focus to successfully position the company to achieve our short-term and long-term operating targets and goals. We have embedded certain elements of our operating metrics and strategic goals into our executive compensation programs as more fully described in this CD&A.

45

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Approach

Philosophy

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. We believe that:

●	Total compensation should attract, motivate, and retain the talent necessary to achieve our business objectives in order to increase long-term value and drive stockholder returns.
●	Superior executive talent should be motivated and retained through a strong pay for performance compensation system that provides the opportunity to earn above-average compensation in return for achieving business and financial success.
●	Where appropriate, executives and employees should participate in shared compensation programs to support consistent priorities and aligned execution throughout the organization.
●	Our compensation practices should continue to evolve to align compensation with recognized best practices and to address current market realities.
●	Good compensation program design enables enhanced disclosure with stockholders following completion of the relevant performance period so that stockholders can clearly see the link between performance and pay.
●	Discretion should be eliminated from our executive compensation programs where possible. Where an element of subjectivity can work to increase the linkage between company performance and executive pay and discretion is applied as a result, application of that discretion should be unambiguously communicated to stockholders.

Building on this foundation, our executive compensation program is designed to spur the achievement of Lumentum’s key long-term strategic and business goals:

1.	Maximize business and financial performance and deliver long-term value for our customers, employees and stockholders;
2.	Be indispensable to our customers by designing and manufacturing innovative and market leading optical and photonic products that enable advanced optical networking and laser technologies and applications; and
3.	Drive and maintain our leadership in sustainability programs in our operations and our products, and develop our human capital and leadership pipeline for future company growth.

There are direct links between these three goals and the structure and detail of our executive compensation program.

Strong Compensation Governance

The Compensation Committee regularly considers good governance practices in executive compensation and corporate governance when overseeing our executive compensation program and evaluates these practices against our business and compensation needs, legal and regulatory developments, and corporate governance changes. The following good governance practices are incorporated into our executive compensation program:

What We Do
●Pay for performance: Approximately 92% of our CEO’s and 88% of our other NEOs’ fiscal 2024 total target direct compensation was subject to achievement of our strategic, financial or market performance goals
●Stock ownership requirements: We maintain Stock Ownership Guidelines for our CEO, NEOs and outside directors
●Robust clawback provisions: We maintain a Clawback Policy that provides for the recapture of performance-based awards in the event of a financial restatement
●Double trigger vesting: In connection with a change in control, we only have “double trigger” acceleration
●Independence: We maintain an independent compensation committee and engage an independent compensation advisor
●Risk Mitigation: We conduct an annual risk review of our compensation programs

What We Don’t Do
●Minimal executive perquisites: We do not provide substantial perquisites to our executive officers
●No change in control tax gross-ups: We do not provide tax gross-ups on change in control-related parachute payments or otherwise make gross-up payments to our executives
●No hedging or pledging: Under our insider trading policies, executive officers are prohibited from hedging and pledging Lumentum securities
●No resetting of financial targets: Outside of extraordinary circumstances, we do not reset financial goals used to determine performance-based awards payouts for executive officers once established at the beginning of the performance period
●No repricing: We do not reprice stock option awards

46	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Decision Processes

Overview

Our Board has delegated to the Compensation Committee the responsibility for administering and determining the parameters of our executive compensation program. The Compensation Committee is composed entirely of individuals who are independent directors under the independence standards of the SEC and Nasdaq. Our compensation setting process for our executive officers includes the following (with tracking of projected incentive plan results occurring throughout the entire cycle):

During the June through August time frame, our CEO and Chief Human Resources Officer provide the Compensation Committee with performance reviews and compensation recommendations for our NEOs (other than our CEO), taking into account input from Semler Brossy (the Compensation Committee’s independent compensation consultant) and referencing materials and data prepared by Semler Brossy for the Compensation Committee to assist in the analysis and decision-making process.

In August during this cycle, the Compensation Committee approves all compensation for our NEOs (other than our CEO). The Compensation Committee reviews and recommends our CEO’s compensation to the board of directors, which makes the final decisions regarding our CEO’s compensation.

No member of the management team is present for the discussion or approval of his or her individual compensation and our Compensation Committee meets in executive session with Semler Brossy with no members of management present as part of its process in considering the data and recommendations.

47

COMPENSATION DISCUSSION AND ANALYSIS

Inputs into the Decision-Making Process

●Meetings - the Compensation Committee meets at least quarterly, and more often as needed, including several additional scheduled meetings prior to the beginning of each fiscal year to finalize executive compensation program design and determine executive compensation
●Independent Compensation Advisor - the Compensation Committee seeks and receives input from Semler Brossy, a national compensation consulting firm, as its independent compensation advisor
●Peer and Market Data - the Compensation Committee reviews data provided by Semler Brossy on our peer companies as well as market survey data
●Management Input - the Compensation Committee seeks and receives input from our management team, as described above with respect to incentive plan metrics and targets
●Board Input - the Compensation Committee seeks and receives input from the Company’s board at appropriate key decision points, including with reference to the Company’s annual and long-term operating plans
●Stockholder Feedback - the Compensation Committee seeks and considers stockholder feedback on say-on-pay and related compensation topics

Assessments / Outcomes from the Decision-Making Process

●Performance Metrics - the Compensation Committee establishes performance metrics for annual incentive awards and performance-based equity awards in support of the Company’s strategic priorities and with reference to the compensation philosophy
●Assessment of Performance - the Compensation Committee assesses overall Company performance to established performance metrics
●Payouts - the Compensation Committee reviews the results of performance against incentive plan metrics and determines the amounts of any resulting payouts
●Assessment of Pay versus Performance - the Compensation Committee regularly reviews achievement forecasts for all active compensation programs, tracks compensation program performance over time, and analyzes pay versus performance outcomes for both the Company and its peers

Peer Group

The Compensation Committee, with input from Semler Brossy, annually reviews the compensation practices of a peer group of similar companies. The Compensation Committee carefully considered and selected an appropriate group of companies to use for executive compensation review and analysis purposes to provide data that assisted it in making decisions on the Company’s executive compensation program.

The Compensation Committee considers multiple factors in selecting appropriate peer companies.

●	Market competitors: similar companies from the perspectives of market, scale and business model
●	Talent competitors: potential sources and destinations for potential executive talent in the key geographies in which our executives work

48	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 Peer Group

Characteristics of Peer Group
Companies similar in revenue, size, and business operations to Lumentum
Primary Uses
We reference peer group compensation practices when assessing and approving executive compensation in the following areas:
●Performance and pay relationship
●Executive compensation levels
●Realized pay for the CEO
●Annual and long-term incentive plan design
●Independent director compensation
●Equity plan and share usage
●Change in control and severance
●Benefits and perquisites
Fiscal 2024 Peer Group
Ciena
Coherent
Entegris
F5
IPG Photonics
Juniper Networks
Marvell Technology
MKS Instruments
Monolithic Power Systems
National Instruments
OSI Systems
Qorvo
Semtech
Skyworks Solutions
Synaptics
Trimble
Viasat
Viavi Solutions
Wolfspeed	Peer Group Financial Positioning
FY24 financial positioning relative to peers
as of February 2023

0P
50P
100P
37P
Revenue
21P
Market Cap
Percentile Against FY24 Peer Group

Note: Revenue is on a trailing 12-month basis.
Market capitalization is a 60-day average ending February 1.

The only change to this peer group from the list of companies used for executive compensation market review in fiscal 2023 was the removal of Plantronics due to its acquisition by HP Inc. in August 2022.

In addition to the peer group, the Compensation Committee also reviews market data from the US Radford Survey for information technology companies with comparable revenue size to assess the competitiveness of our executive compensation programs. The Compensation Committee considers input from our management team, Company performance, individual performance and experience, and each NEO’s role and/or retention and incentive objectives when making its compensation decisions.

Changes to Peer Group for Fiscal 2025

The Compensation Committee approved significant changes to the peer group during fiscal 2024 to reflect our go-forward strategy and to re-baseline the peer group from a revenue and market capitalization standpoint. The Compensation Committee generally prefers to keep the group stable and limit change over time, and while the group had initially been constructed to position Lumentum near the median from both revenue and market capitalization standpoints, Lumentum’s positioning versus the group eroded over time and required a more substantial rebalancing for fiscal 2025 to ensure the Company’s pay and performance outcomes were aligned versus the appropriate market on a relative basis. The Compensation Committee continues to use the peer group for the same purposes as noted above, and used the reconstituted peer group beginning with fiscal 2025 compensation decisions.

The Compensation Committee stated two primary objectives for consideration of Lumentum’s initial positioning against a revised peer group:

Revenue 45-55th Percentile	Market Capitalization 40-50th Percentile

The Compensation Committee believes that the resulting fiscal 2025 peer group is representative of appropriately sized companies in the industries in which we compete for customers and for talent.

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 Peer Group
Removed for Fiscal 2025
Ciena
Coherent
Entegris
IPG Photonics
MKS Instruments
OSI Systems
Semtech
Skyworks Solutions
Synaptics
Viasat
Viavi Solutions
Wolfspeed
F5
Juniper Networks
Marvell Technology
Monolithic Power Systems
National Instruments
Qorvo
Trimble
Fiscal 2025 Peer Group
Added for Fiscal 2025
Ciena
Coherent
Entegris
IPG Photonics
MKS Instruments
OSI Systems
Semtech
Skyworks Solutions
Synaptics
Viasat
Viavi Solutions
Wolfspeed
ADTRAN
Advanced Energy
Calix
Cirrus
Diodes
Extreme Networks
MaxLinear
Universal Display	FY25 financial positioning relative to peers as of February 2024 Note: Revenue is on a trailing 12-month basis. Market capitalization is a 60-day average ending February 1.

0P
50P
100P
36P
57P
Revenue
22P
44P
Market Cap
Percentile Against FY25 Peer Group
Percentile Against FY24 Peer Group

Fiscal 2024 Executive Compensation Program Elements

Element	Description and Purpose	Commentary
Base Salary	Base salary levels take into consideration position, qualifications, experience, prior salary level, and the base salaries of our other executive officers
●No changes have been made to base salaries since August 2023, except for promotions
●In June 2023, the Compensation Committee approved a management-recommended reduction in cash compensation of 10% for Mr. Lowe, 7.5% Messrs. Ali, Retort and Reinhardt, and 5% for Ms. Hamel, described in the “Fiscal 2024 Base Salary” section below

Annual Incentive	Incentive based on achievement of near-term financial and operational objectives Aligns executives with stockholders by promoting success on revenue, operating income, and operational goals
●No changes were made to individual opportunity levels in fiscal 2024, except for promotions
●60% of fiscal 2024 annual incentive based on organic operating income (split equally between 1st and 2nd half achievement), and 40% based on full-year organic revenue
●Amounts earned are subject to adjustment based on a strategic modifier; the adjustment historically has been used infrequently and when used, more often used to reduce payments
●70% of the fiscal 2024 annual incentive was granted in PSUs that would be earned based on 2nd half organic operating income and full year organic revenue, to further align annual incentives with stockholder value creation
●The 25% premium for the portion of the AIP paid in PSUs in fiscal 2023 was eliminated for fiscal 2024 awards

Long-Term Incentive Plan RSUs	Time-vested RSUs are awarded to promote alignment with stockholders over time
●No changes were made to individual LTIP opportunity levels in fiscal 2024, except for promotions
●50% of annual LTIP equity awards were made in RSUs
●Awards vest over 3 years – 1/3 on the first anniversary of grant and quarterly thereafter for two additional years

Long-Term Incentive Plan PSUs	Performance stock units are intended to reward our NEOs for long-term performance through aggressive financial and strategic progress objectives that we believe will create long-term stockholder value
●50% of annual LTIP equity awards were made in PSUs
●PSUs awarded for the period fiscal 2024-2026 are based on fiscal 2026 total revenue (70%) and strategic progress objectives (30%)
●A portion of the total revenue PSUs can be earned each year based on meeting fiscal 2024 and fiscal 2025 interim total revenue goals; any such “banked” PSUs are not paid until the end of fiscal 2026, subject to continued employment

50	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Mix of Pay Elements

A significant portion of our CEO and NEO compensation is variable and based on multi-year performance.

(1)The charts exclude Mr. Kim, who was not an employee at the time of the fiscal 2024 incentive decisions and include the impact of the temporary salary reduction that was in place for fiscal 2024.

Performance Metrics and Target Setting

The Compensation Committee reviews and selects the performance metrics used in Lumentum’s compensation programs for both the Annual Incentive Plan and the Long-Term Incentive Plan with the following key principles in mind:

●	Value creation. The Compensation Committee selects metrics that map most directly to Lumentum’s three long-term strategic and business goals and which, when targets are met and/or exceeded, should result in significant stockholder value creation. Those three goals are:
	●	Maximize business and financial performance and deliver long-term value for our customers, employees and stockholders;
	●	Be indispensable to our customers by designing and manufacturing innovative and market leading optical and photonic products that enable advanced optical networking and laser technologies and applications; and
	●	Drive and maintain our leadership in sustainability programs in our operations and our products, and develop our human capital and leadership pipeline for future company growth.
●	Controllability. The Compensation Committee has found that input metrics act as more effective motivators than output metrics because program participants can take actions to directly influence input metrics. Consequently, where possible, the committee selects metrics that are more directly controllable through management and/or the employee population performance.
●	Sustainable business results. The Compensation Committee understands that as Lumentum delivers quarterly and annual results, we are also always building for the future. As result, the committee gives priority to metrics that underpin the delivery of sustainable business results for our long-term stockholders and stakeholders.

Our AIP program has a one-year performance period, whereas our LTIP program has a three-year performance period. Some metrics are more appropriate to a shorter measurement window, others to a longer window. Lumentum’s AIP is a company-wide program, used to focus and incentivize performance across our entire employee base, from the factory floor to the executive team. Our performance-based LTIP is a program designed specifically for our executive level employees. Some metrics are more relevant to a broad employee population; others are more appropriate and controllable by the executive population. The Compensation Committee considers all these factors in deciding which metrics to use in which program.

51

COMPENSATION DISCUSSION AND ANALYSIS

The following performance metrics have been selected for use in Lumentum’s fiscal 2024 AIP and fiscal 2024 LTIP programs:

1-Year AIP Metrics		3-Year LTIP Metrics
Metric	Relation to Our Strategy	Metric	Relation to Our Strategy
Adjusted Organic Operating Income 60% of fiscal 2024 AIP	The Compensation Committee believes that Adjusted Organic Operating Income (adjusted in the same manner as reporting in our earnings releases, and discounting contributions from mid-year acquisitions) is the most appropriate profitability measure through which to incent our employees and that using the non-GAAP adjusted measure is appropriate because it permits consistent period to period comparison. Profitability is a key metric because increasing profitability directly drives stockholder value creation. Rewarding profitable performance motivates an ongoing focus on ensuring we are using our financial resources wisely and effectively.	Total Revenue 70% of fiscal 2024 LTIP PSUs	In the highly competitive markets in which Lumentum operates, and with the new and emerging product opportunities ahead of us, the Compensation Committee believes that long-term growth in Total Revenue (both organic and inorganic) is essential to sustained stockholder value creation. Larger revenue bases lead to reduced manufacturing overhead, more efficient manufacturing operations, increased R&D capacity, and ultimately more profits. Our ability to invest in and capitalize on new market opportunities like Cloud and AI is directly related to Lumentum’s overall size, and to our accompanying ability to deploy financial resources, R&D expertise, and manufacturing capacity as needed. We believe that sustained, multi-year growth in Total Revenue will be a significant driver of stockholder value.
Organic Revenue 40% of fiscal 2024 AIP	The Compensation Committee believes that our ability to generate Organic Revenue directly reflects our ability to create and sell innovative products, our ability to sustain strong customer relationships and maintain customer relevance, and in most cases, the most effective path to increased return on investment. Increasing organic revenue over time is a significant driver of stockholder value. These business results are directly within the purview of a wide range of employees throughout our organization, including our executives.	Strategic Progress Objectives 30% of fiscal 2024 LTIP PSUs	Operationalizing a sustainable growth strategy requires continuous progress in areas like innovation and new product development, sustainability, and human capital and leadership pipeline development. The Compensation Committee believes these are all areas in which executive leadership can have significant impact through application of focus and attention. Incentivizing progress in these areas involves defining and setting pass/fail goals across a range of non-financial metrics. Achievement (and, where possible, over-achievement) of these goals establishes the foundation for future business performance and long-term stockholder value creation, often in periods beyond the immediate performance period being measured.
Strategic Modifiers Rarely used, potential ±20% impact on fiscal 2024 AIP results	The Compensation Committee believes that relatively small movements in certain strategic measures can have significant and potentially long-lasting impacts on Lumentum’s business results. For instance, variances in product quality can affect not only immediate business results, but also our brand, reputation and customer relationships. Similarly, achieving key wins with new customers can unlock revenue streams that can last for years. For fiscal 2024, we have defined company-wide Strategic Modifiers based on product quality and on new business wins.

52	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee recognizes the importance of establishing both realistic and rigorous goals that continue to motivate and retain executives. As such, the committee approves the range of goals for payout at various levels for each selected metric after thorough review, analysis and discussion with the committee’s compensation consultants and executive management. In this process the Compensation Committee considers the following:

●	Company’s annual operating plan, as well as forecasts and multi-year plans
●	Risks and opportunities summaries as inputs for appropriate goal selection for each metric
●	Competitive and market share analyses

As we noted above, fiscal 2024 was another challenging year for the Company due to many factors outside of our control, including the prolonged industry-wide inventory corrections in the network equipment market that began in 2023, a continuing decline in sales to a key customer of a highly profitable product line as new competitors entered the market, and certain export control restrictions that banned sales of all products to a key customer. After extensive review and analysis of the macroeconomic conditions in the markets we serve, the external factors noted above, the Company’s annual operating plan and future projections, the Compensation Committee, with input from the executive management team, determined the appropriate performance metrics and target levels for the fiscal 2024 Annual Incentive Plan and Long-Term Incentive Plan awards.

Fiscal 2024 Base Salary

BASE SALARY Objective/Purpose: To attract and retain highly-qualified executive talent

Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time of hire taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salary of each NEO annually in light of base salary information for similar positions at companies in our compensation Peer Group and the survey data, and also considers the input from our management team as described above.

In fiscal 2024, we made no changes to base salary for our continuing named executive officers other than in connection with Mr. Yuen’s promotion as described below.

On September 1, 2023, Mr. Yuen was promoted from senior vice president and general manager, telecom transmission to his current office of president, cloud and networking. In connection with this promotion, the Compensation Committee approved an increase in Mr. Yuen’s base salary from $403,000 per year to $504,000 per year, a 25% increase, a change made to reflect the significant increase in Mr. Yuen’s duties and responsibilities in connection with this promotion (an increase of 93% in number of employees and a significant increase in responsibility to include both the Cloud and Networking businesses, including R&D, technology office, product line management, sales, business operations).

On March 4, 2024, Jae Kim was appointed Lumentum’s senior vice president, general counsel and secretary. In connection with this appointment and based on arm’s length negotiations, the Compensation Committee approved an initial base salary of $450,000 for Mr. Kim.

In June 2023, the Compensation Committee approved a management-recommended six-month temporary reduction in cash compensation as part of company-wide cost reduction efforts as a reaction to the decline in our operating performance. The reduction was 10% for Mr. Lowe, a reduction of 7.5% for Messrs. Ali, Retort and Reinhardt, as well as other employees at the EVP level, a reduction of 5% for Ms. Hamel and all other employees at the SVP level, and a reduction of 2.5% for employees at the GVP and VP level. This temporary six-month reduction was extended twice more, also at management’s recommendation, so that it ultimately lasted a year from July 2, 2023 through June 30, 2024. Mr. Yuen’s reduction was 5% from his $403,000 salary from June 2, 2023 through September 1, 2023 and when he was promoted the reduction was increased to 7.5%, aligned with Messrs. Ali, Retort, and Reinhardt.

	Base Salary for Fiscal 2023 ($)	Approved Base Salary for Fiscal 2024 ($)	Actual Base Salary for Fiscal 2024 ($)(1)	% Change in Actual Salary
Alan Lowe	1,000,000	1,000,000	900,000	(10.0%)
Wajid Ali	556,000	556,000	514,300	(7.5%)
Vincent Retort	556,000	556,000	514,300	(7.5%)
Wupen Yuen	403,000	504,000	466,200	15.7%
Jae Kim	N/A	450,000	450,000	N/A
Jason Reinhardt	475,000	475,000	439,375	(7.5%)
Judy Hamel	489,000	489,000	465,550	(5.0%)
(1)	Reflects temporary reductions in cash compensation described in the paragraph preceding the table. Those reductions resulted in a year-over-year decrease in base salary for each NEO other than Mr. Yuen, whose September 1, 2023 base salary increase was larger than the amount of the reduction and Mr. Kim, who was not employed by Lumentum when these reductions were implemented.

53

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 Annual Incentive Plan

ANNUAL INCENTIVES Objective/Purpose: To incent our NEOs to deliver superior financial performance and create stockholder value over a one-year period

We maintain an annual incentive plan (“AIP”) that is intended to incent both our NEOs and our broader employee population to deliver superior financial performance and create stockholder value over a one-year period. Our AIP is an example of a compensation program shared between executives and other employees and in fiscal 2024, approximately 80% of Lumentum employees around the world participated in our AIP.

AIP Structure

As discussed above under the heading “Performance Metrics,” the Compensation Committee approved consolidated organic revenue and adjusted organic operating income as the primary performance measures under the AIP for determining incentive amounts for our NEOs in fiscal 2024. When discussing consolidated organic revenue, the term consolidated refers to consolidation across all segments of the Company’s business; when setting the goal, we considered scenarios with and without the impact of projected acquisitions to understand how our organic revenue goals related to overall revenue goals for the year, including the positive boost from the mid-year addition of inorganic revenue.

For fiscal 2024, the bonus pool under the AIP was measured

(i)	30% based on first half adjusted organic operating income, which was paid after the close of our second quarter,
(ii)	30% based on second half adjusted organic operating income, and
(iii)	40% based on full year organic revenue, which would be paid after the close of our fiscal 2024.

Our rationale for having more emphasis on operating income than revenue is to ensure that growth is achieved profitably. We also continued to use a strategic measure in the AIP for fiscal 2024 that acts as a modifier to the AIP payout. The Compensation Committee believes that focusing on specific operational objectives incentivizes achievement of key milestones that are not directly tied to near-term financial performance but are critical to potential future growth. While the Compensation Committee may adjust payouts by up to 20% in either direction for achievement of the strategic measures, we have structured these objectives to minimize any subjectivity or discretion when considering any adjustment.

AIP Financial Goals

Due to the significant impact of market conditions on the Company’s performance in 2023, and the expected continuation of these challenges in the near-term, the Compensation Committee determined that fiscal 2024 targets for both adjusted organic operating income and consolidated organic revenue metrics would need to be lower than actual results for those metrics in fiscal 2023 in order for them to be motivational. Furthermore, our outlook for adjusted organic operating income for fiscal 2024 varied dramatically across the first half and second half of the year, based on when we expected overall demand to recover for certain market sectors we supply.

54	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The decline in business performance in fiscal 2024 was anticipated to be severe, and we did not think our business outlook merited paying 100% of target bonus for achieving our expectations based on our business outlook. Instead, the Compensation Committee:

●	used the business outlook to inform goals for payouts at 50%,
●	established “stretch” goals well beyond our business outlook for 100% and 200% payout, and
●	on a one-time basis for fiscal 2024, established a new threshold payment level for the adjusted organic operating income level at 25% and a new payment level at 75% for the consolidated organic revenue level.

Based on the analysis of the factors noted above, the Compensation Committee was confident that metrics and targets established for fiscal 2024 were “stretch” goals that would be difficult to attain but properly incentivize the NEOs and the full employee base throughout the year to maximize Company performance and stockholder value creation. The Compensation Committee carefully evaluated the full incentive payout scales to ensure that even though the targets reflected an anticipated down year, the achievement scales would require substantial overperformance to achieve payouts at target level and above.

In retrospect, the fiscal 2024 goals proved difficult to attain, even though they were set at levels reduced from fiscal 2023, and the result was that there was limited achievement under the performance objectives for our AIP, clearly demonstrating the alignment and commitment to the philosophy and design elements of pay and performance.

Financial Goal	Fiscal 2023 Actual ($)	Operating Income Threshold ($)	Organic Revenue Threshold ($)			Maximum ($)
		25% Payout	50% Payout	75% Payout	100% Payout	200% Payout
1st Half Adjusted Organic Operating Income 30% weight paid in cash	254.1M	9M	15M	n/a	35M	67.5M
2nd Half Adjusted Organic Operating Income 30% weight paid in equity	89.1M	73M	122M	n/a	142M	174.5M
Consolidated Organic Revenue 40% weight paid in equity	1,767M	n/a	1,537M	1,603M	1,637M	1,800M

The bonus pool created under the AIP with respect to any performance measure is based on a linear interpolation between threshold performance (25% payout for adjusted organic operating income; 50% payout for consolidated organic revenue) and each performance point in the table below, up to maximum performance (200% payout).

AIP PSU Award

70% of the fiscal 2024 AIP, comprising the 30% based on second half organic operating income and 40% based on full year organic revenue was granted as a PSU award. The number of PSUs earned would be determined when performance was certified after year-end performance. The use of shares for this portion of the award in 2024 was done to further underscore alignment with stockholders.

To determine the number of shares subject to the share-based portion of each award, the dollar value at target was divided by the volume-weighted average price for the month of July 2023.

AIP Strategic Modifier

In fiscal 2024, we also continued to use a strategic measure for the AIP that acts as a modifier to the AIP payout. The Compensation Committee believes that focusing on specific operational objectives incentivizes achievement of key milestones that are not directly tied to near-term financial performance but are critical to potential future revenue growth or operating income. While the Compensation Committee may adjust payouts by up to 20% in either direction for achievement of the strategic measures, we have structured these objectives to minimize any subjectivity or discretion when considering any adjustment.

Historically, our Compensation Committee has applied this AIP modifier conservatively. Since 2016, we applied a decrease of 10% three times (in the first and second halves of fiscal 2017, and in the first half of fiscal 2018), a decrease of 7.5% once in the first half of fiscal 2022, and an increase of 10% once (in the second half of fiscal 2020).

55

COMPENSATION DISCUSSION AND ANALYSIS

The strategic measures for the AIP modifier for fiscal 2024 compensation for our NEOs included the following metrics:

●	Product defect correction turnaround times
●	Product quality defined by yield rates
●	New product development and qualification milestones; and
●	Customer satisfaction ratings

Each of these strategic measures was designed to be quantitative and/or objectively measurable and was selected due to its direct connection to the delivery of future revenue and operating income. Having considered the Company’s achievement of each strategic measure, as well as the Company’s overall financial performance, the Compensation Committee did not apply an AIP modifier for fiscal 2024.

AIP Target Incentive Opportunities

We have designated an AIP target incentive opportunity for each of our executive officers as a percentage of the executive’s annual base salary. This target incentive opportunity for a given fiscal year is multiplied by the payout percentage for that year, as determined by our Compensation Committee, to determine the amount of any AIP payment to the executive for that period.

Generally, we establish the initial AIP target incentive opportunities of our executive officers through arm’s-length negotiation at the time of hire taking into account his or her position, qualifications, experience, prior salary level, and the AIP target incentive opportunities of our other executive officers at similar levels. Thereafter, our Compensation Committee reviews the AIP target incentive opportunity of each NEO annually together with the NEO’s base salary in light of total target cash compensation information for similar positions and titles at companies in our compensation peer group and the survey data, and also considers the input from our management team as described above.

In fiscal 2024, we made no changes to target incentive opportunities for our continuing named executive officers other than in connection with the promotions described below. The target dollar opportunities under the fiscal 2024 AIP were determined based on the salaries of the relevant NEO without regard to the one-year reduction in base salary.

On September 1, 2023, the Compensation Committee approved compensation changes for two officers in connection with promotions. In connection with Vincent Retort’s promotion to president, industrial tech and chief business officer in the Company’s reorganization, the Compensation Committee approved an increase in Mr. Retort’s target incentive opportunity under the AIP from 90% of annual base salary to 100% of annual base salary.

In connection with Wupen Yuen’s promotion to his current office of president, cloud and networking, the Compensation Committee approved an increase in Mr. Yuen’s target incentive opportunity under the AIP from 75% of annual base salary to 100% of annual base salary, a change made to reflect Mr. Yuen’s significantly increased duties and responsibilities. Taken together with the 25% increase to Mr. Yuen’s base salary in connection with that promotion, this resulted in a 67% increase in the dollar value of Mr. Yuen’s AIP target incentive opportunity.

On March 4, 2024, Jae Kim was appointed Lumentum’s senior vice president, general counsel and secretary. In connection with this appointment and based on arm’s length negotiation, the Compensation Committee approved an initial AIP target incentive opportunity of 75% of annual base salary and a $300,000 sign-on incentive bonus for Mr. Kim. The sign-on incentive bonus was designed to compensate for the annual incentive opportunity that Mr. Kim forfeited by leaving his prior employer to join the Company. As negotiated at the time of his hiring, Mr. Kim’s fiscal 2024 bonus was paid in cash at target for fiscal 2024 with the amount pro-rated based on his service during fiscal 2024.

	AIP Target Incentive Opportunity for Fiscal 2023 (as a percentage of base salary)	AIP Target Incentive Opportunity for Fiscal 2024 (as a percentage of base salary)	% Increase
Alan Lowe	120%	120%	0.0%
Wajid Ali	90%	90%	0.0%
Vincent Retort	90%	100%	11.1%
Wupen Yuen	75%	100%	33.3%
Jae Kim	N/A	75%	N/A
Jason Reinhardt	90%	90%	0.0%
Judy Hamel	75%	75%	0.0%

56	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

AIP Achievement

Following the end of fiscal 2024, the Compensation Committee reviewed the achievement of the performance measures under the AIP and determined that: (i) our first half adjusted organic operating income performance was at 38.3% of target, (ii) our second half adjusted organic operating income performance and our consolidated organic revenue performance were under the threshold, so no portion of the target incentive was earned for either of these metrics. As discussed previously, no AIP modifier was applied and the total fiscal 2024 AIP payouts for our NEOs were 13% as shown in the table below, all of which was paid in cash because it related to the 30% of the total target incentive that would be payable in cash.

Fiscal 2024 AIP Metric	Fiscal 2024 Actual ($)	Perf. as % of Target Required for 50% Payout (%)	Payout (%)
1st Half Adjusted Organic Operating Income 30% weight paid in cash	13.4M	89.3%	43.3%
2nd Half Adjusted Organic Operating Income 30% weight paid in shares	5.7M	4.7%	0.0%
Consolidated Organic Revenue 40% weight paid in shares	1,159.7M	75.5%	0.0%
TOTAL			13.0%

Fiscal 2024 Long-Term Incentive Plan

LONG-TERM INCENTIVES
Objective/Purpose: To promote long-term thinking and long-term value creation, drive achievement of multi-year strategic objectives, align our executives’ interest with those of our stockholders, and reward sustained excellence in execution.

We use annual equity awards to deliver long-term incentive compensation opportunities to our NEOs and periodically make additional equity awards to address special situations as they may arise from time to time, such as in connection with new hires, promotions or to provide an additional retention incentive. Our long-term incentives are intended to align the interests of our NEOs with those of our stockholders. Equity awards are subject to time or performance vesting requirements to drive performance and encourage retention.

Fiscal 2024 Long-Term Incentive Structure

Performance Stock Units (PSUs)
●70% of PSUs vesting at the end of three years based on the achievement of annual revenue growth goals from fiscal 2024 through fiscal 2026
●30% of PSUs vesting at the end of three years based on the achievement of strategic and sustainability goals by the end of fiscal 2026

Restricted Stock Units (RSUs)	●RSUs vesting over three years based on continued service

In fiscal 2024, 50% of each NEO’s long-term incentive award was in the form of PSUs with a three-year performance period, with the remaining 50% of each NEO’s annual equity awards in the form of time-based RSUs. PSU awards related to the AIP are described above under Annual Incentive Plan and not included in this section.

Time-based RSUs are granted to our NEOs in fiscal 2024 vest 1/3 after one year and quarterly for the next two years thereafter subject to the NEO’s continued service through each vesting date. The rationale for time-based RSUs is primarily retention with an alignment to stockholder interests based on equity valuation, and the vesting schedule is consistent with common industry practice in the space in which we compete.

2024 PSUs have a 3-year performance period, covering fiscal 2024-2026. The Compensation Committee believes that multi-year performance requirements are important to further enhance the link between the interests of our stockholders and our NEOs. The PSUs are designed to reward our NEOs for creation of long-term Company performance through aggressive financial and strategic progress objectives that we believe will create long-term stockholder value.

57

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 PSU Structure

Metric and Weighting	FY 2026 Total Revenue 70%	3-Year Strategic Progress Objectives 30%
Metric Rationale	Revenue growth is the most critical financial metric in challenging markets to ensure our ability to execute our new strategy, to grow profitability, and to invest in future generations of our products.
(To illustrate the Compensation Committee’s responsiveness to the business environment, prior PSU cycles have included EPS as the primary metric.)	Our PSU design is one of the few in the market that has objective non-financial goals that directly link to payout scales without discretion. We believe it demonstrates our commitment to long-term responsible value creation.
The objectives are in 3 categories: Product, Sustainability, and Human Capital/Leadership; these are described in more detail in the sections below.
Goal Setting	Revenue goals are based on a multi-year planning analysis that is reviewed by the full Board.
	Goals and resulting achievement levels are reviewed against internal plans, as growth rates from current levels, relative to expected market growth, and relative to investor community expectations to ensure their appropriateness.	The Compensation Committee worked closely with management to establish individually weighted goals that are clearly defined and quantitatively or verifiably measurable on a pass/fail basis, and not subject to qualitative judgment or discretion.
Upside / Downside	The total revenue component can be earned at up to 300% of target.
The Compensation Committee established this higher earning potential to recognize the criticality of revenue growth to our financial success.
If threshold revenue goals are not met, this portion is earned at 0% of target.	The strategic progress objectives component can be earned at up to 150% of target.
The Compensation Committee established this earning potential at a lower maximum due to the nature of the goals and because of our limited experience with the use of and results of performance against strategic progress objectives.
If a threshold number of points are not earned, this portion is earned at 0% of target.
	Aggregate PSU earning is capped at 200% of target if the sum of the two components exceeds 200%.	Aggregate PSU earning is capped at 200% of target if the sum of the two components exceeds 200%.
Banking in Interim Years
Up to 1/3 of the target amount of Total Revenue PSUs can be “banked” in fiscal 2024 and fiscal 2025 based on revenue performance.
“Banked” units will not vest until the end of year 3 when performance for the entire period is certified. The intent of this “banking” structure is to appropriately balance long-term achievement with the year-to-year variability in the business environment, especially in consideration of the recent macroeconomic conditions facing our industry.
For example, if fiscal 2025 revenue exceeds a pre-established target, then 1/3 of the 2024-2026 Total Revenue PSUs is considered earned at target and will be eligible to vest with continued service through the end of the end of the PSU cycle even if the fiscal 2026 revenue goal is not met.
Note: Banking has been removed from FY2025 PSU based on stockholder feedback and a desire to decrease complexity and increase long-term focus of the PSU.
The Three-Year Strategic Progress Objectives component cannot be banked.

58	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 Long-Term Incentive Award Target Opportunities

The size of annual equity awards for our NEOs is determined by the Compensation Committee, taking into account each executive’s role, performance, and data from our compensation peer group and compensation surveys.

	Value of Equity Awards Granted	Shares Awarded(1)
Alan Lowe	10,200,000	191,164
Wajid Ali	3,500,000	65,595
Vincent Retort	4,200,000	78,714
Wupen Yuen(2)	4,750,000	89,022
Jae Kim(3)	2,000,000	41,148
Jason Reinhardt	2,600,000	48,728
Judy Hamel	1,950,000	36,546
(1)	The number of actual shares per grant award was determined using the volume-weighted average price for the month of July 2023, which was $53.3574.
(2)	$1,000,000 of Mr. Yuen’s award shown in the table below was granted due to his promotion, all in the form of time-based RSUs and the remaining $3,750,000 was split evenly between time-based RSUs and PSUs.
(3)	The number of actual shares per grant for Mr. Kim’s awards was determined using the volume-weighted average price for the month of March 2024, which was $48.6050.

Achievement and Vesting of Fiscal 2022 PSUs

In fiscal 2022, each NEO’s annual equity awards included PSUs with a three-year performance period, evaluated and potentially vesting after the end of fiscal 2024. Like the fiscal 2024 PSUs, these grants are subject to attainment of goals relating to 3-year Total Revenue weighted 70% of the target opportunity, and goals relating to Strategic Progress Objectives measured over a three-year period, weighted 30% of the target opportunity. The performance period for these fiscal 2022 PSUs runs from the beginning of our fiscal 2022 to the end of our fiscal 2024. Total maximum payout for these fiscal 2022 PSUs (including both Total Revenue PSUs and Strategic Progress Objective PSUs) is 250%. Achievement on the fiscal 2022 PSUs is as follows:

Total Revenue: 0% Payout 70 % weight	Strategic Progress Objectives: 130% Payout 30 % weight	Total Payout: 39%

	Fiscal 2022 PSUs Earned
	PSUs Awarded	Total Revenue	Strategic Progress Objectives	Total
Alan Lowe	51,615	0	20,217	20,217
Wajid Ali	19,234	0	7,500	19,234
Vincent Retort	23,626	0	9,123	9,123
Wupen Yuen(1)	0	0	0	0
Jae Kim(1)	0	0	0	0
Jason Reinhardt	14,842	0	5,787	5,787
Judy Hamel	10,904	0	4,251	4,251
(1)	Neither Mr. Yuen nor Mr. Kim was employed when FY2022 PSUs were granted; therefore they were not granted any fiscal 2022 PSUs

59

COMPENSATION DISCUSSION AND ANALYSIS

Detail on Fiscal 2022 PSU Total Revenue Goal and Achievement (70% weighting)
The Compensation Committee determined that the Company’s fiscal 2024 total revenue did not meet the threshold performance level for vesting of these PSUs.

FY2022-24 PSU Revenue Goal and Achievement
$ US millions

These PSUs also provided the opportunity for interim “banking” of a portion of the award based on total revenue performance in fiscal 2022 and fiscal 2023. In each year, the threshold level of performance for such year’s interim total revenue goal was not met, and as a result no shares were banked. The resulting payout on the revenue element for the entire 3-year vesting period is 0%.

Total Revenue Metric	Payout	Fiscal 2022 ($M)	Fiscal 2023 ($M)	Fiscal 2024 ($M)
Threshold	50%	1,750	1,850	1,980
Target	100%	1,818	2,000	2,320
Exceed	200%	n/a	n/a	2,549
Maximum	300%	n/a	n/a	2,792
Actual		1,713	1,767	1,359
Banked		0%	0%
Earned				0%

Detail on Fiscal 2022 PSU Strategic Progress Objectives Achievement (30% weighting)
The fiscal 2022 PSU Strategic Progress Objectives contain objective non-financial goals that directly link to payout scales without discretion, and we believe it demonstrates our commitment to long-term responsible value creation. The objectives are in 3 categories: Product, Sustainability, and Human Capital/Leadership, are individually weighted, and are individually evaluated on a pass/fail basis.

In the Sustainability section, our goal was to reduce Greenhouse Gas Intensity by 25% from a baseline relative to fiscal 2021. We significantly exceeded this goal (see our forthcoming 2024 Sustainability Report for more information).

We have set a number of Product goals related to each of our Cloud and Networking Platform and Industrial Tech Platform segments. Because these Product goals related to multi-year business goals that may still be in progress, it would be harmful to disclose most of these goals because their disclosure would give our competitors insight into our long-term product strategy and our timeline for introducing new products. Each of these Product goals was met or exceeded in the course of this three-year performance period. Our Human Capital/Leadership goals related to our workforce composition contain competitively sensitive information on goals that we do not generally disclose publicly.

In the interests of stockholder transparency, however, we think it is worthwhile to disclose example goals in each of the Product and Human Capital/Leadership sections. In the Product category, one goal was to release our 6 kW Single Module Fiber Laser product to initial production manufacturing by the end of fiscal 2023. As a result of passing this goal, our 6 kW Single Module Fiber Laser product is currently in market and shipping. Finally, in the Human Capital / Leadership section, one goal was to increase the percentage of women in senior leadership positions at Lumentum to 23.19%, and we exceeded this goal.

60	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee determined that achievement against the strategic progress objectives resulted in 90 of the maximum 100 possible points being earned. The resulting payout on this element was 130% of target.

FY2022-24 PSU Strategic Progress Objectives Achievement

Product 48 Points Possible 48 Points Achieved	Sustainability 12 Points Possible 12 Points Achieved	Human Capital/Leadership 40 Points Possible 30 Points Achieved

The fiscal 2022 LTIP was the first cycle to include Strategic Progress Objectives. The Compensation Committee is continuing to learn what objectives are most effective to include as Strategic Progress Objectives, how to set appropriately rigorous goals, and how to balance this component vs. other metrics. For the fiscal 2025 LTIP PSUs, we have reduced the weighting of the Strategic Progress Objectives component from 30% to 25% to allow us to include a metric related to relative total stockholder return based on feedback we heard from our stockholder outreach.

Fiscal 2023 and 2024 Performance-Based Long-Term Incentive Plans

No Units Banked in Fiscal 2024
The PSUs granted as part of the fiscal 2023 and fiscal 2024 LTIP programs are currently in the middle of their performance measurement periods, with achievement and vesting at the end of fiscal 2025 and 2026, respectively. Both of these PSU programs provide the “banking” opportunity described in the section above based on fiscal 2024 total revenue achievement. This means that in addition to the threshold, target, exceed and maximum goals for the end of the three-year period, threshold and target goals for total revenue are set for “banking” purposes at the beginning of the three-year performance period for each of the first two years of the performance period. Achievement against these mid-cycle total revenue goals is evaluated for potential “banking” during the performance period.

Fiscal 2024 total revenue thresholds were not attained for either of these two in-cycle PSU awards. As a result, no shares were “banked” in fiscal 2024 for payout at the end of the performance period, as shown below:

Fiscal 2023 PSUs Total Revenue Metric(1)	Payout	Fiscal 2023 ($M)	Fiscal 2024 ($M)
Threshold	50%	1,820	1,934
Target	100%	2,150	2,295
Actual		1,767	1,359
Banked		0%	0%

61

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 PSUs Total Revenue Metric(1)	Payout	Fiscal 2024 ($M)
Threshold	50%	1,400
Target	100%	1,550
Actual		1,359
Banked		0%
(1)	Complete disclosure of achievement against performance goals, including Exceed and Max goals for each three-year performance period, will be provided at the end of each performance period.

Note that banking has been removed for PSU cycles beginning with fiscal 2025, so the final period where shares may be banked will be for the fiscal 2024 PSUs based on fiscal 2025 achievement.

Historical Chief Executive Officer Compensation

During the extensive stockholder outreach in fiscal 2024, some stockholders raised questions regarding the alignment of the Company’s performance and CEO compensation. The Compensation Committee believes our compensation programs are responsive to both operational performance and stock price, even though such positive or negative impact may be delayed due to the nature of the multi-year overlapping compensation program cycles. To illustrate, the section below outlines detail on the relationship between CEO pay and performance over time. In designing Mr. Lowe’s compensation packages in the last five years, our Board and Compensation Committee sought to deliver market-competitive compensation commensurate with Mr. Lowe’s capabilities and experience, and reflective of the considerable effort of leading the Company through numerous strategic and operational challenges.

The charts below illustrate the Mr. Lowe’s pay and Company payouts over the past five years. Mr. Lowe’s target total compensation was unchanged from fiscal 2023 to fiscal 2025. Meanwhile, Mr. Lowe’s total realized compensation decreased year-over-year beginning in fiscal 2022, driven by the Company’s stock performance and by the outcomes of the Company’s AIP and LTIP programs. The realized compensation over the five-year period shown was also impacted by changes in the vesting schedule of the Company’s PSUs as the program transitioned from a one-year to a three-year program between 2019 and 2022.

1. CEO Target Compensation Awarded

$9,100
$10,000
$10,500
$12,400
$12,400
$12,400
2020
2021
2022
2023
2024
2025
Fiscal Year

2. CEO Realized Compensation

$10,141
$11,578
$11,078
$10,687
$4,854
2020
2021
2022
2023
2024
Fiscal Year

Realized Compensation for each fiscal year includes:

Actual salary earned
+ actual annual incentive earned
+ value at vesting of RSUs vested during the FY
+ value at vesting of PSUs earned during the FY.

RSUs and PSUs that vest during the year were awarded in prior years.

Refer to table for Fiscal 2024 realized pay detail

3. AIP Outcomes

165%
115%
93%
53%
13%
2020
2021
2022
2023
2024
Fiscal Year

4. LTIP Outcomes

165%
99%
94%
124%
39%
FY18-20
FY19-21
FY20-22
FY21-23
FY22-24
Vest Cycle

62	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 Realized Compensation Calculations ($000s)

Pay Element	Realized Pay
Salary	$900
AIP Cash	$156
AIP PSU	$0
RSU	$2,845
PSU	$952
TOTAL	$4,854

Vest Cycle	Performance Period	Vesting Schedule
FY2018-FY2020	1-year	1-year cliff; quarterly thereafter
FY2019-FY2021	1-year	1-year cliff; quarterly thereafter
FY2020-FY2022	67% 1-year Revenue	1-year cliff; quarterly thereafter
	33% 3-year EPS with banking	3-year cliff
FY2021-FY2023	67% 1-year Strategic Metrics with	1-year cliff; quarterly thereafter
	1-year Gross Margin Modifier	3-year cliff
33% 3-year EPS with banking
FY2022-FY2024	70% 3-year Revenue with banking	3-year cliff
30% Strategic Metrics
(1)	Lumentum’s AIP payouts have declined significantly over the past 5 years
(2)	Lumentum’s PSU cycles have typically trended downward, except for FY2021-FY2023 PSU cycle which included two ‘banked’ portions of the award

Other Items

Stock Ownership Guidelines

Our stock ownership guidelines require all executive officers and directors to maintain a significant equity investment in Lumentum based upon a multiple of his or her base salary or annual cash retainer, respectively. The ownership requirement for non-employee directors was changed from 3x to 5x of annual cash retainer in February 2022.

Title	Ownership Requirement
CEO	5x base salary
All Other Executive Officers	2x base salary
Directors	5x annual cash retainer

Shares owned outright, unvested and vested restricted stock and restricted stock units, and any stock options exercisable within 60 days count toward the ownership requirements. These ownership levels must be attained within five years from the later of the date that changes to the guidelines were approved if serving as a non-employee director at the time of approval or the date of initial election or appointment to the board of directors, or within five years following appointment in the case of an executive officer. All directors and executive officers were in compliance or on track to achieve compliance with the guidelines based on the Compensation Committee’s review.

63

COMPENSATION DISCUSSION AND ANALYSIS

Post-Employment Compensation

Our NEOs are provided certain protections in the event of their termination of employment under specified circumstances, including following a change in control of the Company. We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication on their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company. For detail on these protections, see “Employment Agreement with Mr. Lowe” and “2015 Change in Control and Severance Benefits Plan, as amended” sections below.

Hedging and Pledging Policy

In addition to forbidding the trading of securities (of Lumentum or otherwise) on material nonpublic information, our insider trading policy strictly prohibits hedging or pledging of our securities, as well as engaging in any other derivative securities transaction, using our securities as collateral for loans, and holding our securities in margin accounts.

Clawback Policy

In November 2023, the Compensation Committee adopted a compensation recovery (“clawback”) policy in compliance with securities exchange and SEC requirements. Consistent with the requirements, for compensation received after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date), the clawback policy requires the company to recover excess incentive-based compensation from current and former executives that is granted, earned or vested based upon the attainment of a financial reporting measure in the event of an accounting restatement due to material non-compliance with any financial reporting requirement under U.S. securities laws that was in excess of what would have been received had the incentive-based compensation been determined based on the restated amounts.

Federal Income Tax Consequences

Internal Revenue Code Section 162(m) limits the deductibility of compensation paid by most publicly held companies to certain of their executive officers and other covered employees to $1,000,000 per year. While the Compensation Committee considers the deductibility of compensation as a factor in making compensation decisions, the Compensation Committee retains the flexibility to provide compensation that is consistent with our goals for our executive compensation program even if such compensation is not fully tax deductible. The Compensation Committee may make decisions that result in compensation expense that is not fully deductible when it believes that such payments are appropriate to attract, retain or motivate executive talent.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section with management. Based on its review and discussions with management, the Compensation Committee recommended to our board of directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 29, 2024.

The Compensation Committee:

Ian S. Small (Chair)
Isaac H. Harris
Brian J. Lillie

64	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The following table provides certain summary information concerning the compensation awarded to, earned by, or paid to each of our NEOs for the fiscal year ended June 29, 2024 and, to the extent required under the SEC executive compensation rules, the fiscal years ended July 1, 2023 and July 2, 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Alan Lowe President and Chief Executive Officer	2024	903,846		11,003,208	155,988	14,024	12,077,066
	2023	980,769		12,528,619	382,320	14,024	13,905,732
	2022	880,769		8,901,523	1,006,452	5,000	10,793,744
Wajid Ali Executive Vice President, Chief Financial Officer	2024	515,904		3,837,416	65,047	4,122	4,422,489
	2023	549,077		4,385,372	159,427	3,666	5,097,242
	2022	516,154		3,317,096	436,129	—	4,269,379
Vincent Retort President, Industrial Tech and Chief Business Officer	2024	515,904		4,573,905	69,852	23,981	5,183,642
	2023	549,077		5,164,915	159,427	19,478	5,892,897
	2022	516,067		4,074,540	436,129	5,000	5,031,736
Wupen Yuen President, Cloud & Networking	2024	449,433		5,085,816	60,025	13,069	5,608,344
Jae Kim(5) Senior Vice President, General Counsel and Secretary	2024	130,530	228,750	1,720,398	—	3,491	2,083,169

Jason Reinhardt Former Executive Vice President, General Manager of Imaging and Sensing	2024	440,745		2,889,588	55,571	8,666	3,394,571
	2023	470,577		3,312,032	136,202	8,210	3,927,020
	2022	450,250		2,559,651	377,653	5,000	3,392,554
Judy Hamel Former Senior Vice President, General Counsel and Secretary	2024	465,490		2,199,365	47,674	11,288	2,723,818
	2023	482,846		2,528,936	116,847	11,307	3,139,936
	2022	450,654		1,880,504	319,409	5,000	2,655,567
(1)	Actual salary earned during fiscals 2024, 2023, or 2022, as applicable.
(2)	Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown are the grant date fair value in the period presented as determined pursuant to FASB ASC Topic 718 which fair value is based on the closing market price of our common stock on the date of grant for RSUs, RSAs and PSUs. The amounts shown include PSU awards which are calculated based on achievement at target as follows: for fiscal 2024 PSUs including AIP PSU awards, $5,920,157 (Mr. Lowe), $2,093,218 (Mr. Ali), $2,480,900 (Mr. Retort), $2,220,371 (Mr. Yuen), $860,199 (Mr. Kim), $1,593,911 (Mr. Reinhardt), and $1,227,607 (Ms. Hamel),; for fiscal 2023 PSUs, $6,848,898 (Mr. Lowe), $2,436,470 (Mr. Ali), $2,826,195 (Mr. Retort), $1,864,270 (Mr. Reinhardt), $1,443,115 (Ms. Hamel); and for fiscal 2022 PSUs, $4,429,599 (Mr. Lowe), $1,650,662 (Mr. Ali), $2,027,583 (Mr. Retort), $1,273,740 (Mr. Reinhardt), $935,781 (Ms. Hamel). Assuming the highest level of performance is achieved under the applicable performance measures for 2024 PSUs, the maximum possible value of the PSUs using the fair value of our common stock on the date that such awards were granted for accounting purposes is: for fiscal 2024 PSUs, including AIP PSU awards, $11,003,155 (Mr. Lowe), $2,093,218 (Mr. Ali), $2,480,900 (Mr. Retort), $2,220,371 (Mr. Yuen), $860,199 (Mr. Kim, $1,593,911 (Mr. Reinhardt), $1,227,607 (Ms. Hamel); for fiscal 2023 PSUs, $16,537,611 (Mr. Lowe), $5,847,390 (Mr. Ali), $6,821,705 (Mr. Retort), $4,452,421 (Mr. Reinhardt), and $3,429,140 (Ms. Hamel); and for fiscal 2022 PSUs, $11,073,998 (Mr. Lowe), $4,126,655 (Mr. Ali), $5,068,958 (Mr. Retort), $3,184,351 (Mr. Reinhardt), and $2,339,453 (Ms. Hamel).
(3)	Non-Equity Incentive Plan Compensation for fiscals 2024, 2023, or 2022 was paid pursuant to the Lumentum Annual Incentive Plan ("AIP"). Except for Mr. Kim, for fiscal 2024, the Non-Equity Incentive Plan Compensation reflects the cash payout for the first half of Fiscal 2024. The second half payout for fiscal 2024 was paid in PSUs and the grant date fair value of such PSUs is reflected in the Stock Award column assuming achievement at target. Pursuant to Mr. Kim’s offer letter, his bonus under the AIP was paid in cash at target for discal year 2024 with the amount pro-rated based on his service during fiscal year 2024. See “Fiscal 2024 Annual Incentive Plan” for an additional discussion.
(4)	All amounts represent 401(k) matching, imputed income for group term life insurance and HSA employer matching contributions by Lumentum. In fiscal 2024, All Other Compensation for Mr. Retort included $18,981 of imputed income for group term life insurance and All Other Compensation for Mr. Yuen included $2,989 of imputed income for group term life insurance.
(5)	Mr. Kim joined the Company in March 2024. The amount in the “Bonus” column represents the prorated amount of (i) a $300,000 sign-on incentive bonus designed to compensate Mr. Kim for the annual incentive opportunity forfeited by leaving his prior employer and (ii) a guaranteed cash bonus under the AIP equal to 75% of annual base salary, all of which were negotiated at the time of Mr. Kim’s hiring.

65

COMPENSATION DISCUSSION AND ANALYSIS

2024 Grants of Plan-Based Awards Table

The following table sets forth information with respect to plan-based compensation in fiscal 2024 to each NEO, including cash incentive opportunities for 1H fiscal 2024 under the AIP and equity in the form of RSUs and PSUs, including PSU awards for 2H fiscal 2024 under the AIP. The terms of the AIP opportunities are described in “Compensation Discussion and Analysis – Annual Incentive Plan,” and the material terms of the equity awards are described in “Compensation Discussion and Analysis – Equity Incentive Awards”. See “Compensation Discussion and Analysis” for a description of the material factors necessary to an understanding of the information disclosed below.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Alan Lowe	N/A		90,000	360,000	720,000
	8/23/2023					47,791	95,581	191,162		5,082,998
	8/23/2023								95,582	5,083,051
	8/23/2023	(3)				7,871	15,742	31,484		837,160
Wajid Ali	N/A		37,530	150,120	300,240
	8/23/2023					16,399	32,797	65,594		1,744,144
	8/23/2023								32,798	1,744,198
	8/23/2023	(3)				3,282	6,564	13,128		349,074
Vince Retort	N/A		40,302	161,209	233,419
	8/23/2023					19,679	39,357	78,714		2,093,005
	8/23/2023								39,357	2,093,005
	8/23/2023	(3)				3,647	7,294	14,588		387,895
Wupen Yuen	N/A		34,633	138,531	277,062					351,626
	8/23/2023					17,570	35,140	70,280		1,868,745
	8/23/2023								35,140	1,868,745
	8/23/2023	(3)				3,306	6,612	13,224		351,626
	8/23/2023	(4)							18,742	996,700
Jae Kim	4/15/2024					10,287	20,574	41,148		860,199
	4/15/2024								20,574	860,199
Jason Reinhardt	N/A		32,063	128,250	256,500
	8/23/2023					12,182	24,364	48,728		1,295,678
	8/23/2023								24,364	1,295,678
	8/23/2023	(3)				2,804	5,608	11,216		298,233
Judy Hamel	N/A		27,506	110,025	220,050
	8/23/2023					9,137	18,273	36,546		971,758
	8/23/2023								18,273	971,758
	8/23/2023	(3)				2,405.5	4,811	9,622		255,849
(1)	Reflects grant date fair value of awards at target computed in accordance with FASB ASC Topic 718. Assumptions underlying the valuations are set forth in footnote 2 to the Summary Compensation Table above. These amounts do not correspond to the actual value that may be realized by the NEOs.
(2)	Reflects the cash portion of the AIP for 1H fiscal 2024 at threshold of 25%, target at 100% and maximum of 200%.
(3)	Reflects AIP PSUs for 2H fiscal 2024 at threshold of 50%, target at 100% and maximum of 200%.
(4)	Reflects a grant to Mr. Yuen in connection with his promotion to President, Cloud & Networking.

66	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding outstanding equity awards and applicable market values at the end of fiscal 2024.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Alan Lowe	08/31/2021	4,301	219,007
	09/10/2021			51,615	(3)	2,628,236
	08/24/2022	25,979	1,322,851
	08/24/2022			62,345	(4)	3,174,607
	08/23/2023			15,742	(5)	801,583
	08/23/2023	95,582	4,867,035
	08/23/2023			95,581	(6)	4,866,985
Wajid Ali	08/31/2021	1,602	81,574
	09/10/2021			19,234	(3)	979,395
	08/24/2022	8,915	453,952
	08/24/2022			21,393	(4)	1,089,332
	08/23/2023			6,564	(5)	334,239
	08/23/2023	32,798	1,670,074
	08/23/2023			32,797	(6)	1,670,023
Vince Retort	8/31/2021	1,968	100,211
	9/10/2021			23,626	(3)	1,203,036
	8/24/2022	10,698	544,742
	8/24/2022			25,671	(4)	1,307,167
	8/23/2023			7,294	(5)	371,410
	8/23/2023	39,357	2,004,058
	8/23/2023			39,357	(6)	2,004,058
Wupen Yuen	8/03/2022	842	42,875
	8/03/2022	2,466	125,569
	8/03/2022			1,410		71,797
	8/23/2022	2,548	129,744
	8/24/2022			6,112	(4)	311,223
	8/23/2023			6,612	(5)	336,683
	8/23/2023	35,140	1,789,329
	8/23/2023	18,742	954,343
	8/23/2023			35,140	(6)	1,789,329
Jae Kim	4/15/2024	20,574	1,047,628
	4/15/2024			20,574	(6)	1,047,628
Jason Reinhardt	8/31/2021	1,236	62,937
	9/10/2021			14,842	(3)	755,755
	8/24/2022	6,623	337,243
	8/24/2022			15,892	(4)	809,221
	8/23/2023			5,608	(5)	285,559
	8/23/2023			24,364	(6)	1,240,615
	8/23/2023	24,364	1,240,615

67

COMPENSATION DISCUSSION AND ANALYSIS

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Judy Hamel	8/31/2021	908	46,236
	9/10/2021			10,904	(3)	555,232
	8/24/2022	4,967	252,920
	8/24/2022		257,668	11,919	(4)	606,916
	8/23/2023			4,811	(5)	244,976
	8/23/2023			18,273	(6)	930,461
	8/23/2023	18,273	930,461
(1)	Time-based RSUs that vest 1/3 of the awarded units on the first anniversary of the grant date and the remainder of the units in equal quarterly installments for two years thereafter.
(2)	Amounts reflecting market value of RSUs and PSUs are based on the price of $50.92 per share, which was the closing price of our common stock as reported on NASDAQ on June 28, 2024, the last trading day of our most recent fiscal year. The PSUs are calculated based on achievement at 100% of target for any performance periods not yet completed.
(3)	PSUs that vest based on the Company’s performance in fiscals 2022, 2023 and 2024 and cumulative performance for fiscals 2022, 2023 and 2024, in each case relative to EPS targets and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at targets. These PSUs vest, once achievement is determined, on the third anniversary of the grant date.
(4)	PSUs that vest based upon the Company’s performance in fiscals 2023, 2024 and 2025 and cumulative performance for fiscals 2023, 2024 and 2025, in each case relative to revenue targets and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest, once achievement is determined, on the third anniversary of the grant date.
(5)	PSUs that vest based upon the Company’s performance in fiscal 2024 for full year organic revenue and second half adjusted organic operating income targets under the Annual Incentive Plan. The PSU share amounts and values in the table above are based on target achievement. No shares were earned or vested based on failure to achieve performance targets.
(6)	PSUs that vest based upon the Company’s performance in fiscals 2024, 2025 and 2026 and cumulative performance for fiscals 2024, 2025 and 2026, in each case relative to revenue targets and strategic objectives set by the Compensation Committee. The PSU share amounts and values in the table above are based on achievement at target. These PSUs vest, once achievement is determined, on the third anniversary of the grant date.

Stock Vested in 2024

The following table sets forth information on vesting of equity awards during fiscal 2024 for each NEO. The table includes: (i) the number of shares received from the vesting of RSUs and PSUs and (ii) the aggregate dollar value realized upon the vesting of such RSUs and PSUs.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Alan Lowe	76,913	3,797,684
Wajid Ali	27,452	1,355,648
Vincent Retort	32,961	1,626,531
Wupen Yuen	9,244	471,698
Jae Kim	—	—
Jason Reinhardt	20,649	1,019,906
Judy Hamel	15,217	752,121
(1)	Represents the amounts realized based on the product of the number of shares acquired and the closing price of our common stock on Nasdaq on the vesting date.

68	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

CEO Pay Ratio

Our CEO pay ratio is calculated in accordance with Item 402(u) of Regulation S-K and provides a reasonable estimate of the ratio of our CEO’s annual total compensation to the median of the annual total compensation of all employees other than the CEO.

CEO annual total compensation as reported in Summary Compensation Table:	$12,077,066
Median employee annual total compensation:	$20,018
Ratio of our CEO to median employee:	603 to 1

We used the methodology, assumptions and estimates described below to determine the annual total compensation of the “median employee”:

●	We identified the median employee by reviewing the fiscal 2024 salary (or wages plus overtime and other compensation components, as applicable) and annual cash bonus paid to all employees worldwide as of July 1, 2024;
●	We included employees working on a full-time and part-time basis, which includes employees integrated from recent acquisitions;
●	We annualized the base salary, but not the cash incentive paid for the fiscal year, for any full-time employees who were hired in fiscal 2024 but did not work for us for the entire fiscal year;
●	Cost of living adjustments were not applied;
●	For employees not paid in U.S. dollars, we applied a local currency-to-U.S. dollar exchange rate from Bloomberg on the last business day of the fiscal year; and
●	Annual total compensation for the median employee was then calculated using the same methodology we use for calculating CEO pay as outlined in the Summary Compensation Table.

Pay Versus Performance

Summary Compensation Table, the “compensation actually paid” to our PEO (Alan Lowe, Chief Executive Officer since 2015) and on an average basis, our other NEOs (in each case, as determined under SEC rules), our TSR, our prior peer group TSR (NASDAQ 100 Technology Sector Index), our peer group TSR (S&P Telecom Select Industry Index), our net income, and revenue.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Table Total for non-PEO NEOs(2)	Total Shareholder Return(4)	Prior Peer Group Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)	Net Income (Loss) ($M)(5)	Revenue ($M)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
2024	$12,077,066	$9,284,053	$3,864,547	$3,201,388	$66.89	$186.44	$121.02	($546.5)	$1,359.2
2023	$13,905,732	$6,157,896	$4,514,349	$2,014,899	$74.52	$139.07	$119.47	($131.6)	$1,767.0
2022	$10,793,744	$10,940,691	$3,837,309	$3,910,681	$102.22	$108.03	$119.35	$198.9	$1,712.6
2021	$10,299,689	$12,146,329	$3,551,321	$4,214,728	$109.64	$149.90	$153.25	$397.3	$1,742.8
(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for PEO (Lowe) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(2)	The dollar amounts reported in column (c) and (e) represent the amount of “compensation actually paid” (otherwise known as CAP), as computed in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award.

69

COMPENSATION DISCUSSION AND ANALYSIS

The following table details these adjustments for each fiscal year for our PEO and for our non-PEO NEOs on average:

Fiscal Year		Summary Compensation Table Total (a)	Subtract Grant Date Fair Value of Stock Awards (b)	Add Fair Value at Fiscal Year-end of Outstanding and Unvested Options Awards and Stock Awards Granted in Fiscal Year (a)	Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years (b)	Adjust for Change in Fair Value of Outstanding Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (c)	Subtract Fair Value of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year (c)	CAP (c)
2024	PEO	$12,077,066	($11,003,208)	$9,734,020	($496,704)	$0	($1,027,121)	$9,284,053
	Non-PEO NEOs	$3,864,547	($3,384,415)	$3,053,104	($112,027)	$0	($219,821)	$3,201,388
2023	PEO	$13,905,732	($12,528,619)	$7,293,688	($4,368,577)	$1,855,672	$0	$6,157,896
	Non-PEO NEOs	$4,514,349	($3,847,814)	$2,206,098	($1,430,875)	$573,141	$0	$2,014,899
2022	PEO	$10,793,744	($8,901,523)	$8,033,359	($132,894)	$1,148,005	$0	$10,940,691
	Non-PEO NEOs	$3,837,309	($2,957,948)	$2,669,459	($44,163)	$406,023	$0	$3,910,681
2021	PEO	$10,299,689	($8,565,127)	$8,245,083	$1,274,229	$892,454	$0	$12,146,329
	Non-PEO NEOs	$3,551,321	($2,655,195)	$2,558,147	$446,044	$314,411	$0	$4,214,728
(a)	The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(i-v)	The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year;
(ii)	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years from the end of the prior Fiscal Year to the end of the current Fiscal Year;
(iii)	Change in Fair Value as of Vesting Date (compared to prior Fiscal Year End) of Option Awards and Stock Awards Granted in the Current Year and Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year;
(iv)	Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year;
(v)	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year.
(c)	“Compensation Actually Paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules
(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

The names of each of the non-PEO NEOs in each applicable year are as follows:

2024	Wajid Ali, Vincent Retort, Jason Reinhardt, Judy Hamel, Wupen Yuen, and Jae Kim
2023	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel
2022	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel
2021	Wajid Ali, Vincent Retort, Jason Reinhardt, and Judy Hamel
(4)	TSR determined in Column (f) is based on the value of an initial fixed investment of $100 in LITE as of June 28, 2020. TSR determined in Column (g) is based on the value of an initial fixed investment of $100 in the NASDAQ 100 Technology Sector Index as of June 28, 2020. TSR determined in Column (h) is based on the value of an initial fixed investment of $100 in the S&P Telecom Select Industry Index as of June 28, 2020.
(5)	The dollar amounts in Column (i) are LITE’s GAAP Net Income for each fiscal year (in millions).
(6)	We selected Revenue as our Company Selected Measure, which is the most important financial measure that links company performance with Compensation Actually Paid. Dollar amounts in Column (j) are our GAAP Revenue for each fiscal year (in millions).

70	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Relationship Between Compensation Actually Paid and Performance Measures

The graphs below illustrate the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, prior Peer Group TSR, and Peer Group TSR, (ii) our net income, and (iii) our Revenue, in each case, for the fiscal years 2021 through 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Lumentum CAP vs Lumentum and Index TSR

Lumentum CAP vs Net Income ($M)

71

COMPENSATION DISCUSSION AND ANALYSIS

Lumentum CAP vs Revenue ($M)

Performance Measures

A mix of performance measures are used in order to align executive pay with Company performance. As required by SEC rules, the performance measures identified as the most important for NEOs’ 2024 compensation decisions are listed in the table below, each of which is described in more detail in the CD&A.

Most Important Performance Measures Driving Compensation Actually Paid
Revenue
Operating Income
Strategic Progress Objectives

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or retirement arrangement under which our NEOs are entitled to participate or receive post-retirement benefits.

Non-Qualified Deferred Compensation

We do not maintain any non-qualified deferred compensation plans or arrangements under which our NEOs are entitled to participate.

72	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Employment Agreement with Mr. Lowe

Lumentum entered into an employment agreement with Alan Lowe in August 2015, which was amended and restated in September 2021. The amended employment agreement has a term of three years from September 1, 2021 and automatically renews for one year terms unless either party provides written notice of non-renewal at least 90 days prior to the end of the term. The employment agreement generally provides Mr. Lowe an annual base salary, an annual target bonus, and equity awards. The amended agreement makes Mr. Lowe eligible to participate in the employee benefit plans maintained by Lumentum or its subsidiary, Lumentum Operations LLC (the “LLC”), and generally applicable to the senior executives of the Company. The employment agreement also provides Mr. Lowe lump sum cash payments and vesting acceleration of outstanding Lumentum equity awards under certain terminations of his employment. For additional information concerning Mr. Lowe’s change of control benefits, see “Potential Payments Upon a Termination or Change in Control”.

CEO Change in Control and Termination Benefits

If Mr. Lowe’s employment is terminated without “cause,” he resigns for “good reason,” (each as defined in his employment agreement) or his employment terminates due to death or disability, during a period between a potential change in control date and ending 18 months following the consummation of a change in control (the “Coverage Period”), Mr. Lowe will receive from the Company (subject to Mr. Lowe signing and not revoking a release of claims with Lumentum and the LLC that becomes effective in accordance with the agreement):

A.	a lump sum cash payment of 200% of his base salary for the year in which his employment is terminated plus 200% of the greater of his target annual bonus for the year in which his employment terminated or the mean average of his annual bonuses paid in the 3 years preceding the year in which his employment was terminated;
B.	vesting acceleration of 100% of Mr. Lowe’s outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for completed performance periods and at 100% of the target achievement level for uncompleted performance periods) (effective the later of the date of termination or the date of the consummation of the change in control); and
C.	a lump sum cash payment of 24 multiplied by the monthly health insurance continuation premiums for the health, dental, and vision insurance options in which Mr. Lowe and his eligible dependents are enrolled on the termination date.

If Mr. Lowe’s employment is terminated without “cause,” or he resigns for “good reason”, in either case, outside the Coverage Period, he will receive (subject to Mr. Lowe signing and not revoking a release of claims with Lumentum and the LLC that becomes effective in accordance with the agreement):

A.	a lump sum cash payment equal to 200% of his base salary for the year in which his employment is terminated and 200% of the greater of his target annual bonus for the year of termination or the average of annual bonus paid in the 3 years preceding the year of termination;
B.	acceleration of Mr. Lowe’s outstanding time-based Lumentum equity awards such that Mr. Lowe will be vested in the number of Lumentum time-based equity awards that Mr. Lowe would have been vested in had Mr. Lowe remained continuously employed for an additional 12 months following the termination date, and acceleration of performance-based equity awards as follows:
	a.	if Mr. Lowe’s termination date occurs before the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting is the product of (i) the target number of units or shares subject to such portion of the performance-based equity award, as applicable, multiplied by (ii) the quotient derived from the number of full months that Mr. Lowe remained in continuous service from the beginning of the performance period through termination date, over the total months from the beginning of the performance period through the end of the applicable vesting period for such portion, plus
C.	if Mr. Lowe’s termination date occurs on or after the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting is the number of units or shares subject to such portion of the performance-based equity award, as applicable, which have been earned, but not yet vested as of the termination date (or in the event that the determination of the achievement for such completed performance period has not yet been approved by the compensation committee as of the termination date, then the number of units or shares subject to such earned award that will be earned as of the date the compensation committee determines the achievement of the performance objective for such performance period); and
D.	a lump sum cash payment equal to 18 multiplied by the monthly health insurance continuation premiums for the health, dental, and vision insurance options in which Mr. Lowe and his eligible dependents are enrolled on the termination date.

If Mr. Lowe’s employment is terminated due to his death or disability outside the Coverage Period (subject to Mr. Lowe (or his successor) signing and not revoking a release of claims with Lumentum and the LLC that becomes effective in accordance with the agreement):

A.	vesting acceleration of 100% of Mr. Lowe’s outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for which the applicable performance period has been completed, or at 100% of the target achievement level for performance periods that are not completed).

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COMPENSATION DISCUSSION AND ANALYSIS

2015 Change in Control and Severance Benefits Plan, as amended

In April 2015, the board of directors of Viavi approved the Lumentum 2015 Change in Control and Severance Benefits Plan (the “Lumentum CIC Plan”), which was last amended by the Lumentum Compensation Committee in September 2021. Pursuant to the plan, eligible executives, including the NEOs (except for the CEO), will receive cash payments, COBRA reimbursements, and accelerated vesting of options, restricted stock units and other securities under the following circumstances.

In the event an eligible executive’s employment is terminated without “cause” (as defined in the Lumentum CIC Plan) or the eligible executive resigns for “good reason” (as defined in the Lumentum CIC Plan), in either case, occurring outside the date beginning on the public announcement of an intent to consummate a change in control of Lumentum and ending 12 months following the consummation of the change in control, the eligible executive will be entitled to receive from the Company (subject to the executive signing and not revoking a release of claims that become effective in accordance with the Lumentum CIC Plan):

A.	accelerated vesting of unvested Lumentum time-based equity awards held at the time of termination as to the number of shares that otherwise would vest over the nine-month period following the termination date, and acceleration of performance-based equity awards as follows:
	a.	if an eligible executive’s termination date occurs before the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting as to the product of (i) the target number of units or shares subject to such portion of the performance-based equity award, as applicable, multiplied by (ii) the quotient derived from the number of full months the eligible executive remained in continuous service from the beginning of the performance period through termination date, over the total months from the beginning of the performance period through the end of the applicable vesting period for such portion, plus
B.	if an eligible executive’s termination date occurs on or after the end of the applicable performance period that relates to a portion of a performance-based equity award, then acceleration of vesting is the number of units or shares subject to such portion of the performance-based equity award, as applicable, which have been earned, but not yet vested as of the termination date (or in the event that the determination of the achievement for such completed performance period has not yet been approved by the compensation committee as of the termination date, then the number of units or shares subject to such earned award that will be earned as of the date the compensation committee determines the achievement of the performance objective for such performance period);
C.	a lump sum payment (less applicable tax and other withholdings) equal to 12 months of base salary plus 100% of the greater of the eligible executive’s target annual bonus for the year in which employment terminated or the mean average of the eligible executive’s annual bonuses paid in the 3 years preceding the year in which employment was terminated; and
D.	reimbursement of COBRA premiums for the lesser of 12 months or the maximum allowable COBRA period.

In the event of a qualifying termination (as defined below), each of the eligible executives will be entitled to receive:

A.	accelerated vesting of outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for completed performance periods and at 100% of the target achievement level for uncompleted performance periods) (effective as of the later of the date of termination or the date of the consummation of the change in control);
B.	a lump sum payment (less applicable tax and other withholdings) equal to two years’ base salary plus 200% of the greater of the eligible executive’s target annual bonus for the year in which employment terminated or the mean average of the eligible executive’s annual bonuses paid in the 3 years preceding the year in which employment was terminated; and
C.	reimbursement of COBRA premiums for the lesser of 18 months or the maximum allowable COBRA period.

A qualifying termination under the Lumentum CIC Plan is (i) any involuntary termination without cause or resignation for good reason during the period beginning upon the public announcement of an intent to consummate a change in control of Lumentum and ending 12 months following the consummation of the change in control, or (ii) any termination due to disability or death occurring within 12 months following a change in control of Lumentum.

A change in control of Lumentum includes the acquisition by any person of more than 50% of the fair market value or voting power of outstanding Lumentum voting stock, a merger of Lumentum unless the Lumentum stockholders retain more than 50% of the voting power of the securities of the surviving entity and the Lumentum directors constitute a majority of the surviving entity’s board of directors, or a sale of substantially all of the assets of Lumentum.

In the event an eligible executive’s employment is terminated due to death or disability outside of a change in control period, (subject to the executive, or their successor, signing and not revoking a release of claims that becomes effective in accordance with the agreement), the eligible executive will receive vesting acceleration of 100% of outstanding Lumentum equity awards (including accelerated vesting of any performance-based awards at actual achievement for which the applicable performance period has been completed, or at 100% of target achievement level for performance periods that are not completed).

Eligible executives are those employed in the United States or Canada who are (i) the Chief Executive Officer, (ii) an Executive Vice President, (iii) a Senior Vice President, (iv) a Section 16 “Officer” within the meaning of 17 C.F.R. § 240.16a-1(f), or (v) designated in writing by the Chief Executive Officer as being an Eligible Executive, subject to subsequent review and ratification by the Compensation Committee at its discretion. Mr. Lowe does not participate in this plan, and instead is covered under his employment agreement, as described above.

The Lumentum CIC Plan is administered by the Compensation Committee of our board of directors.

74	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Potential Payments upon a Termination or Change in Control

The following table describes potential payments and benefits that would have been received or receivable by each NEO if employment had been terminated under various circumstances on June 29, 2024, the last day of our most recent fiscal year, under the Lumentum CIC Plan as amended in September 2021 and under the Amended and Restated CEO Agreement with respect to Mr. Lowe. For equity awards, we used a price per share of $50.92, the closing stock price on June 28, 2024, the last trading day of our most recent fiscal year.

			Before Change in Control	Within Change in Control Period
Name	Benefit	Termination upon Death or Disability outside Change in Control Period ($)	Termination w/o Cause or for Good Reason ($)(1)	Termination w/o Cause or for Good Reason ($)(2)
Alan Lowe	Salary	0	2,000,000	2,000,000
	AIP(3)	0	2,400,000	2,400,000
	Equity Awards	17,880,303	6,875,982	17,880,303
	COBRA	0	32,679	43,572
	Total	17,880,303	11,308,551	22,323,875
Wajid Ali	Salary	0	556,000	1,112,000
	AIP(3)	0	352,379	1,000,800
	Equity Awards	6,278,589	2,502,565	6,278,589
	COBRA	0	23,157	34,736
	Total	6,278,589	3,434,101	8,426,124
Vincent Retort	Salary	0	556,000	1,112,000
	AIP(3)	0	352,240	704,481
	Equity Awards	7,534,683	3,003,414	7,534,683
	COBRA	0	23,169	34,754
	Total	7,534,683	3,934,824	9,385,918
Wupen Yuen	Salary	0	504,000	1,008,000
	AIP(3)	0	-	-
	Equity Awards	5,550,891	1,906,343	5,550,891
	COBRA	0	21	32
	Total	5,550,891	2,410,364	6,558,923
Jae Kim	Salary	0	450,000	900,000
	AIP(3)	0	-	-
	Equity Awards	2,095,256	0	2,095,256
	COBRA	0	32,010	48,015
	Total	2,095,256	482,010	3,043,271
Jason Reinhardt(4)		-	-	-
Judy Hamel	Salary	0	489,000	978,000
	AIP(3)	0	383,769	767,537
	Equity Awards	3,567,201	1,463,288	3,567,201
	COBRA	0	21,352	32,028
	Total	3,567,201	2,300,743	5,231,435
(1)	Mr. Lowe’s benefits in this column represent (a) a cash payment equivalent to 200% of his annual base salary as of the date of termination of employment; (b) 200% of the greater of his target annual bonus for the year of termination or the average of annual bonuses paid in the three years preceding the year of termination; (c) accelerated vesting of any unvested time-based equity awards held at the time of termination that would have vested over the 12 months following the termination date and acceleration of performance-based awards under the methodology described under the “Employment Agreement with Mr. Lowe” section above; and (d) a cash payment equal to 18 times the monthly health insurance continuation premiums. For the NEOs other than Mr. Lowe, the benefits in the column represent:
	(a)	a cash payment equivalent to 12 months of their annual base salary as of the date of termination of employment;
	(b)	100% of the greater of the target annual bonus for the year of termination or the average annual bonus paid in the three years preceding the year of termination;
	(c)	accelerated vesting of any unvested equity awards held at the time of termination that would have vested over the 9 months following the termination date and acceleration of performance-based awards under the methodology described under the “2015 Change in Control and Severance Benefits Plan, as amended” section above, and

75

COMPENSATION DISCUSSION AND ANALYSIS

(d) reimbursement of COBRA premiums for up to 12 months.
(2)	All benefits in this column except for Mr. Lowe’s represent (a) accelerated vesting of any unvested equity awards held at the time of termination (including accelerated vesting of any performance-based awards under the methodology described under the “Employment Agreement with Mr. Lowe” section above), (c) a cash payment equal to two years’ base salary, and (d) reimbursement of COBRA premiums for up to 18 months. Mr. Lowe’s benefits in this column represent (w) a cash payment equivalent to two times his annual base salary as of the date of termination; (x) two times the greater of his target annual bonus for the year of termination or the mean average of his annual bonuses paid in the 3 years preceding the year of termination; (y) accelerated vesting of unvested equity awards which have been granted or issued as of the date of termination of his employment (including accelerated vesting of performance-based awards under the methodology described under the “Change in Control Benefits Plan as amended” section above); and (z) a cash payment equal to 24 times the monthly health insurance continuation premiums. Mr. Lowe’s employment agreement and the Lumentum CIC Plan also provides for these benefits if a termination due to death or disability occurs within twelve months following a change in control.
(3)	The AIP is comprised of a cash and equity component. The value of the AIP above is calculated at target for the cash and equity components.
(4)	Mr. Reinhardt voluntarily left the Company in September 2024. In accordance with the Company’s policies, he did not receive severance benefits.

Equity Compensation Plan Information

The following table sets forth information about shares of Lumentum’s common stock that may be issued under Lumentum’s equity compensation plans, including compensation plans that were not approved by Lumentum’s stockholders, if any. Information in the table is as of June 29, 2024.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	3,398,980	0	3,929,903
Equity compensation plans not approved by security holders(3)	1,150,378	7.96	381,665
TOTAL	4,549,358	-	4,311,568
(1)	As of June 29, 2024, there were 116,230 shares of our common stock RSU awards under the following plans, which were assumed in connection with our acquisition of NeoPhotonics: the NeoPhotonics Corporation 2020 Equity Incentive Plan, the NeoPhotonics Corporation 2010 Equity Incentive Plan and the NeoPhotonics Corporation 2011 Inducement Award Plan. No further grants may be made under any of these plans.
(2)	Includes our 2015 Plan. As of June 29, 2024, there are no options or RSAs outstanding under the 2015 Plan. There is no exercise price for RSUs.
(3)
On November 28, 2023 we adopted and assumed the Cloud Light Share Option Scheme (the “Cloud Light Scheme”) in connection with the Cloud Light acquisition and we have reserved a total of 1.5 million shares of common stock for issuance thereunder, of which stock options covering 1.15 million shares were granted at the Cloud Light Closing date. As of June 29, 2024, there were 1,090,792 options and 59,742 shares subject to RSUs outstanding under the Cloud Light Share Option Scheme. There is no exercise price for RSUs.
The purposes of the Cloud Light Scheme are to attract and retain the best available personnel, to provide additional incentive to employees, directors, consultants and advisers of Lumentum and our subsidiaries and to promote the success of the business of Lumentum and our subsidiaries. Following the Cloud Light acquisition, the Cloud Light Scheme provides for awards of non-statutory stock options and restricted stock units with respect to Lumentum’s common stock, which may be made to employees, directors, consultants and advisors of Lumentum and its subsidiaries who were not service providers of Lumentum or its subsidiaries prior to the Cloud Light acquisition.

76	2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reports the number of shares of our common stock beneficially owned as of August 28, 2024 by (i) all persons who are known to us to be beneficial owners of five percent or more of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and named executive officers as a group. We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or exercisable within 60 days of August 28, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 68,548,239 shares of our common stock outstanding as of August 28, 2024. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Lumentum Holdings Inc., 1001 Ridder Park Drive, San Jose, California 95131.

Name and Address of Beneficial Owner		Number of Shares Beneficially Owned
5% or more Stockholders	Number	Percentage
FMR LLC(1)	10,090,193	14.7%
The Vanguard Group(3)	7,196,087	10.5%
BlackRock Fund Advisors(2)	6,234,351	9.1%
Invesco Ltd.(4)	4,463,790	6.5%
Directors and Named Executive Officers
Alan S. Lowe	130,190	*
Harold L. Covert	18,345	*
Pamela F. Fletcher	579	*
Penelope A. Herscher	42,439	*
Isaac H. Harris	8,235	*
Brian J. Lillie	15,898	*
Julia S. Johnson	16,616	*
Ian S. Small	19,450	*
Janet S. Wong	9,624	*
Wajid Ali	5,391	*
Vincent Retort	119,244	*
Wupen Yuen	25,835	*
Jae Kim	-
Jason Reinhardt	83,641	*
Judy Hamel	26,989	*
All directors and executive officers as a group (13 persons)	132,941	*
*	Indicates ownership of less than 1% of our common stock.
(1)	Based solely on a Schedule 13G filing by FMR LLC dated February 9, 2024, reporting that FMR LLC has sole voting power with respect to 10,088,824 shares and sole dispositive power over 10,090,193 shares and Abigail P. Johnson has sole dispositive power over 10,090,193 shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(2)	Based solely on a Schedule 13G/A filing by Blackrock Inc. dated January 24, 2024, reporting sole voting power over 6,075,411 shares and sole dispositive power over 6,234,351 shares. The address for Blackrock Inc. is 55 East 52nd Street, New York, NY 10055.
(3)	Based solely on a Schedule 13G/A filing by The Vanguard Group dated February 13, 2024, reporting shared voting power over 25,331 shares, sole dispositive power over 7,100,370 shares, and shared dispositive power over 95,717 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)	Based solely on a Schedule 13G filing by Invesco Ltd. dated February 12, 2024, reporting sole voting power over 4,420,838 shares and sole dispositive power over 4,463,790 shares. The address for Invesco Ltd. is 1331 Spring Street NW, Suite 2500, Atlanta, CA 30309.

77

RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were, or are to be, a participant, in which:

●	the amounts involved exceeded or will exceed $120,000; and
●	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of such individuals, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Other Relationships and Related Persons Transactions

Jeff von Richter, the brother-in-law of Alan Lowe, our President and Chief Executive Officer, was employed by the Company as a Supply Chain Manager until May 6, 2024. Mr. Lowe was not involved in decisions regarding Mr. von Richter. Mr. von Richter received total compensation in fiscal 2023 in the amount of approximately $328,709, including salary, bonus, 401(k) matching and equity awards, and he was eligible to participate in employee benefit plans generally available to our employees.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for reviewing and approving or ratifying related party transactions. We have a formal written policy providing that a related party transaction is any transaction between us and an executive officer, director, nominee for director, beneficial owner of more than 5% of any class of our capital stock, or any member of the immediate family of any of the foregoing persons, in which such party has a direct or indirect material interest and the aggregate amount involved exceeds $120,000. In reviewing any related party transaction, our Audit Committee is to consider the relevant facts and circumstances available to our Audit Committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Our Audit Committee has determined that certain transactions will be deemed to be pre-approved by our Audit Committee, including certain executive officer and director compensation, transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares and the aggregate amount involved does not exceed the greater of $200,000 or 2% of the company’s total revenues, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally. If advance approval of a transaction is not feasible, the chair of our Audit Committee may approve the transaction and the transaction may be ratified by our Audit Committee in accordance with our formal written policy.

78	2024 Proxy Statement

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and holders who beneficially own greater than 10% of our common stock, to file certain reports of securities ownership and changes in such ownership with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to report any known failure to file by these dates in this Proxy Statement.

To the Company’s knowledge, based solely on a review of the copies of the reports filed with the SEC and on written representations from certain reporting persons that no other reports were filed, we believe all filings required by our officers, directors, and person s who own more than 10% of our outstanding common stock were timely filed for the fiscal year ended June 29, 2024 through the date of this Proxy Statement, except for the following:

●	Due to administrative error the Form 3 for Wupen Yuen, filed on July 23, 2024, failed to include restricted stock units held by Mr. Yuen as of the date he became subject to Section 16 of the Exchange Act. The Form 3 for Mr. Yuen was subsequently amended to include such RSUs.

Note About Forward-Looking Statements

Various statements in this Proxy Statement, including estimates, projections, objectives and expected results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are generally identified by the words “believe,” “expect,” “anticipate,” “intend,” “opportunity,” “plan,” “project,” “will,” “should,” “could,” “would,” “likely” and similar expressions and include statements about our strategies, markets, business and opportunities. Forward-looking statements are based on current assumptions that are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements, including the risks and uncertainties discussed in Item 1A – Risk Factors of the Form 10-K for the fiscal year ended June 29, 2024 included in the Annual Report provided with our proxy materials as well as our other filings with the Securities and Exchange Commission. We undertake no obligation to update, or revise publicly, any forward-looking statements.

References to our website in this Proxy Statement are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement.

Fiscal 2024 Annual Report and SEC Filings

Our financial statements for our fiscal year ended June 29, 2024 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our Annual Report are posted on our website at www.lumentum.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Lumentum Holdings Inc., Attention: Investor Relations, 1001 Ridder Park Drive, San Jose, California 95131.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS San Jose, California October 3, 2024

79

APPENDIX A

Lumentum Holdings Inc.
2015 Equity Incentive Plan

(As Amended and Restated 2024)

1.	Establishment and Purpose of the Plan. The Lumentum Holdings, Inc. Amended and Restated 2015 Equity Incentive Plan was originally adopted effective as of June 23, 2015. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance.
2.	Definitions. As used herein, the following definitions shall apply:
	(a)	“Administrator” means the Board or any of the Committees appointed to administer the Plan.
	(b)	“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
	(c)	“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
	(d)	“Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
	(e)	“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, or other right or benefit under the Plan.
	(f)	“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
	(g)	“Board” means the Board of Directors of the Company.
	(h)	“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Active Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct, material violation of any applicable Company or Related Entity policy, or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
	(i)	“Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or
(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
	(j)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
	(k)	“Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
	(l)	“Common Stock” means the common stock of the Company.
	(m)	“Company” means Lumentum Holdings, Inc., a Delaware corporation.
	(n)	“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

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(o)	“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
(p)	“Continuous Active Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Active Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Active Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.
(q)	“Corporate Transaction” means any of the following transactions:
(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii) the complete liquidation or dissolution of the Company;
(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
(r)	“Director” means a member of the Board or the board of directors of any Related Entity.
(s)	“Disability” means a disability as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the foregoing, Section 409A Deferred Compensation payable pursuant to the Plan on account of the Disability of a Grantee shall be paid only if and when such Grantee has become disabled within the meaning of Section 409A.
(t)	“Dividend Equivalent Right” means a right entitling the Grantee to compensation or to a credit for the account of such Grantee measured by cash dividends paid with respect to Common Stock.
(u)	“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(v)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(w)	“Fair Market Value” means, as of any date, the value of one share of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sale price of a Share as quoted on such exchange or system on the date of determination (or, if no closing sale price was reported on that date, on the last trading date such closing sale price was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, provided that, if applicable, the Fair Market Value of a Share shall be determined in a manner that complies with Section 409A; or
(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
(x)	“Full Value Award” means the grant of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares under the Plan with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant.
(y)	“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(z)	“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
(aa)	“Incentive Stock Option” means an Option intended to qualify, and which does qualify, as an incentive stock option within the meaning of Section 422 of the Code.
(bb)	“Non-Qualified Stock Option” means an Option not intended to qualify, or which does not qualify, as an Incentive Stock Option.
(cc)	“JDS Uniphase Corporation Separation” means the spin-off of the Company from JDS Uniphase Corporation pursuant to that certain Separation and Distribution Agreement between the Company and JDS Uniphase Corporation.
(dd)	“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(ee)	“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
(ff)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(gg)	“Performance Award Formula” means a formula or table established by the Administrator which provides the method of determining the compensation payable pursuant to an Award based on one or more levels of attainment of specified Performance Criteria measured as of the end of the applicable Performance Period. A Performance Award Formula may include a minimum, maximum, target level and intermediate levels of Performance Criteria, with the final value of an Award determined by applying the Performance Award Formula to the specified Performance Criteria level attained during the applicable Performance Period. A target level of performance may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Administrator.
(hh)	“Performance Criteria” means any one of, or combination of, the following: (i) share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) net income, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before any one or more of share-based compensation expense, interest, taxes, depreciation and amortization, (xvii) economic value added, (xviii) market share, (xix) personal management objectives, (xx) product development, (xxi) completion of an identified special project, (xxii) completion of a joint venture or other corporate transaction, and (xxiii) other measures of performance selected by the Administrator. Performance Criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Administrator prior to the grant of the applicable Award. As specified by the Administrator, Performance Criteria may be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes, one or more Subsidiaries or such division or other business unit of any of them selected by the Administrator. Performance Criteria may be measured relative to a peer group or index, as specified by the Administrator. Unless otherwise determined by the Administrator prior to the grant of the applicable Award, the Performance Criteria shall be calculated excluding the effect (whether positive or negative) on the Performance Criteria of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the Performance Criteria applicable to the Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award.
(ii)	“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

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	(jj)	“Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Criteria established by the Administrator.
	(kk)	“Performance Units” means an Award which may be earned in whole or in part based upon attainment of Performance Criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
	(ll)	“Plan” means this 2015 Equity Incentive Plan, as may be amended from time to time.
	(mm)	“Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.
	(nn)	“Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
	(oo)	“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
	(pp)	“Restricted Stock Unit” means a grant of a right to receive in cash or stock, as established by the Administrator, the market value of one Share.
	(qq)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
	(rr)	“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
	(ss)	“Section 409A” means Section 409A of the Code.
	(tt)	“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
	(uu)	“Share” means a share of the Common Stock.
	(vv)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.	Shares Subject to the Plan.
	(a)	Maximum Number of Shares Issuable. Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is eighteen million four hundred thousand (18,400,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.
	(b)	Share Counting. Any Shares subject to an Award will be counted against the numerical limits of this Section 3 as one (1) Share for every Share subject thereto. Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) or settled in cash shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company for an amount not greater than their original purchase price, such Shares shall become available for future grant under the Plan. With respect to Options and SARs, the gross number of Shares subject to the Award will cease to be available under the Plan (whether or not the Award is net settled for a lesser number of Shares, or if Shares are utilized to exercise such an Award). In addition, if Shares are withheld to pay any withholding taxes applicable to an Award, then the gross number of Shares subject to such Award will cease to be available under the Plan.
	(c)	Assumption or Replacement of Awards. The Administrator may, without affecting the number of Shares reserved or available for issuance hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code; provided, however, that Shares subject to Awards issued or assumed pursuant to the Plan with respect to awards for shares of the common stock of JDS Uniphase Corporation in connection with the JDS Uniphase Corporation Separation shall reduce the aggregate number of Shares remaining available for issuance pursuant to the Plan set forth in Section 3(a).
4.	Administration of the Plan.
	(a)	Plan Administrator.
(i) Authority of Administrator. The Plan shall be administered by the Administrator. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Administrator, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Administrator in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

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		(ii)	Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
		(iii)	Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.
		(iv)	Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
	(b)	Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
		(i)	to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
		(ii)	to determine whether and to what extent Awards are granted hereunder;
		(iii)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
		(iv)	to approve forms of Award Agreements for use under the Plan;
		(v)	to determine the terms and conditions of any Award granted hereunder including, for the avoidance of doubt, the ability to determine that an award may continue to vest after the termination of a Grantee’s Continuous Active Service and to establish the requirements for the continuation of vesting;
		(vi)	to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would have a materially adverse effect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;
		(vii)	to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;
		(viii)	to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and
		(ix)	to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
	(c)	Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy, the Administrator shall not approve a program providing for either (i) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a Share (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (ii) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section 4(c) shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 10.
	(d)	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to handle and defend the same.
5.	Eligibility.
	(a)	Persons Eligible for Awards. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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	(b)	Participation in the Plan. Awards are granted solely at the discretion of the Administrator. Eligibility to be granted an Award shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.
6.	Terms and Conditions of Awards.
	(a)	Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of Performance Criteria or other conditions. Such awards include, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.
	(b)	Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.
	(c)	Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any Performance Criteria established by the Administrator. Partial achievement of any specified Performance Criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
	(d)	Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
	(e)	Deferral of Award Payment. Consistent with the requirements of Section 409A, if applicable, and other Applicable Laws, the Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
	(f)	Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
	(g)	Limitations on Awards.
(i) Annual Limits. The maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company shall be 1,000,000 Shares. The maximum dollar amount that may become payable to any Grantee in any fiscal year of the Company under Performance Unit Awards or other Awards denominated in U.S. dollars shall be $20,000,000. In connection with a Grantee’s (i) commencement of Continuous Active Service or (ii) first promotion in any fiscal year of the Company, a Grantee may be granted Awards for up to an additional 1,000,000 Shares or U.S. dollar denominated Awards providing for payment in any fiscal year of the Company of up to an additional $20,000,000, which shall not count against the limits set forth in the preceding sentences of this subsection (g). The foregoing limitations shall not apply to any Awards issued to Directors who are not also Employees; instead the limitations under Section 6(g)(ii) shall apply to such Directors. In addition, the foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. If any Awards are canceled, the canceled Awards shall continue to count against the maximum number of Shares or dollar amount with respect to which Awards may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR. If the vesting or receipt of Shares under the Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to the Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

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		(ii)	Nonemployee Director Compensation Limits. No Director who is not also an Employee shall be granted within any fiscal year of the Company one or more Awards pursuant to the Plan (the value of which will be based on the Fair Market Value determined on the last trading day immediately preceding the date on which the applicable Award is granted to such Director) and be provided any other compensation (including without limitation any cash retainers or fees) which in the aggregate have a value in excess of $500,000.
		(iii)	Minimum Vesting. Except with respect to five percent (5%) of the maximum number of Shares issuable under the Plan pursuant to Section 3(a), no Award shall vest earlier than one year following the date of grant of such Award; provided, however, that such limitation shall not preclude the acceleration of vesting of such Award upon the death, disability, or involuntary termination of Service of the Grantee or in connection with a Corporate Transaction, as determined by the Administrator in its discretion.
		(iv)	Dividends, Dividend Equivalents, and Other Distributions. No dividends, Dividend Equivalents, or other distributions shall be paid with respect to any Shares underlying any Awards underlying any unvested portion of an Award.
	(h)	Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
	(i)	Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Option or SAR shall be no more than eight (8) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Subject to the foregoing, unless otherwise specified by the Administrator in the grant of an Option or SAR, each Option and SAR shall terminate eight (8) years after the date of grant of such Award, unless earlier terminated in accordance with its provisions.
	(j)	Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing but subject to Applicable Laws and local procedures, the Grantee may designate a beneficiary of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
	(k)	Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such later date as is determined by the Administrator.
7.	Award Exercise or Purchase Price, Consideration and Taxes.
	(a)	Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
		(i)	In the case of an Incentive Stock Option:
			(A)	granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
			(B)	granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
		(ii)	In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
		(iii)	In the case of a SAR, the base amount on which the stock appreciation is calculated shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
		(iv)	In the case of other Awards, such price as is determined by the Administrator.
		(v)	Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
	(b)	Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
		(i)	cash;
		(ii)	check;

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		(iii)	surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for such period, if any, as required by the Company to avoid adverse accounting treatment;
		(iv)	with respect to Options, by delivery of a properly executed exercise notice followed by a procedure pursuant to which (A) the Company will reduce the number of Shares otherwise issuable to the Grantee upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the Shares with respect to which the Option is exercised, and (B) the Grantee shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued;
		(v)	with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
		(vi)	any combination of the foregoing methods of payment.
	(c)	Taxes.
		(i)	Tax Withholding in General. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax (including social insurance) withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company or Related Entity employing the Grantee shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.
		(ii)	Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to a Grantee upon the exercise or settlement of an Award, or to accept from the Grantee the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company or Related Entity employing the Grantee. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Grantee to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the Shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of the Company or Related Entity employing the Grantee and to remit an amount equal to such tax withholding obligations to such employer in cash.
8.	Exercise of Award.
	(a)	Procedure for Exercise.
		(i)	Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement; provided however, that no Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option or SAR (except in the event of such Employee’s death, disability or retirement, upon a Corporate Transaction, or as otherwise permitted by the Worker Economic Opportunity Act).
		(ii)	An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).
	(b)	Exercise of Award Following Termination of Continuous Active Service.
		(i)	An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Active Service only to the extent provided in the Award Agreement.
		(ii)	Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Active Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
		(iii)	Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Active Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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9.	Conditions Upon Issuance of Shares.
	(a)	Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
	(b)	As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
10.	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company set forth in Section 6(g)(i), and in the exercise or purchase price per Share under any outstanding Award in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. The Administrator in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Criteria, Performance Award Formulas and Performance Periods. The adjustments determined by the Administrator pursuant to this Section shall be final, binding and conclusive.
11.	Corporate Transactions.
	(a)	Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
	(b)	Acceleration of Award Upon Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.
	(c)	Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option the exercisability of which is accelerated under this Section 11 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.
12.	Compliance with Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A, as determined by the Administrator in good faith, to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with any Award that may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A. In connection with effecting such compliance with Section 409A, the following shall apply:
	(a)	Notwithstanding anything to the contrary in the Plan, to the extent required to avoid tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan on account of, and during the six (6) month period immediately following, the Grantee’s termination of Continuous Active Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s “separation from service” within the meaning of Section 409A (or the Grantee’s death, if earlier).
	(b)	Neither any Grantee nor the Company shall take any action to accelerate or delay the payment of any amount or benefits under an Award in any manner which would not be in compliance with Section 409A.
	(c)	Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent that any Section 409A Deferred Compensation would become payable under the Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting the Corporate Transaction would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which would result in the payment of Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Corporate Transaction as a result of the failure of the Award to be Assumed or Replaced in accordance with Section 11(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Corporate Transaction into a right to receive, in cash on the date or dates such Award would have been settled in accordance with its then existing settlement schedule, an amount or amounts equal in the aggregate to an amount which preserves the compensation element of the Award at the time of the Corporate Transaction.

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	(d)	Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A.
	(e)	Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any tax or penalty on any Grantee under Section 409A and neither the Company nor the Administrator will have any liability to any Grantee for such tax or penalty.
13.	Term of Plan. The Plan shall continue in effect until June 23, 2026, unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
14.	Amendment, Suspension or Termination of the Plan.
	(a)	The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 4(b)(vii) or this Section 14(a). Notwithstanding any other provision of the Plan to the contrary, the Board may, in its sole and absolute discretion and without the consent of any participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
	(b)	No Award may be granted during any suspension of the Plan or after termination of the Plan.
	(c)	No suspension or termination of the Plan (including termination of the Plan under Section 13, above) shall adversely affect any rights under Awards already granted to a Grantee.
15.	Reservation of Shares.
	(a)	The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
	(b)	The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
16.	Rights as a Stockholder.
	(a)	A Grantee shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in Section 10 or another provision of the Plan.
	(b)	During any period in which Shares acquired pursuant to an Award remain subject to vesting conditions, the Grantee shall have all of the rights of a stockholder of the Company holding shares of Common Stock, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares, subject to the limitations set forth in Section 6(g)(iv) of the Plan.
17.	Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following: (a) by delivering to the Grantee evidence of book entry shares of Common Stock credited to the account of the Grantee, (b) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (c) by delivering such Shares to the Grantee in certificate form.
18.	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
19.	No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Active Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Active Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Active Service has been terminated for Cause for the purposes of this Plan.
20.	No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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APPENDIX A

21.	Forfeiture Events.
(a) The Administrator may specify in an Award Agreement that the Grantee’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Continuous Active Service for Cause or any act by a Grantee, whether before or after termination of Continuous Active Service, that would constitute Cause for termination of Continuous Active Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws, including, without limitation, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Grantee who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Grantee during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Grantee from the sale of securities of the Company during such twelve- (12-) month period.
22.	No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Related Entity’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Related Entity to take any action which such entity deems to be necessary or appropriate.
23.	Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
24.	Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

90	2024 Proxy Statement

APPENDIX B

Reconciliation of GAAP and Non-GAAP Financial Measures

The Compensation Discussion and Analysis section (“CD&A”) of this Proxy Statement contains non-GAAP financial measures for net income per share, gross margin and operating margin. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. Specifically, the Company believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such operating performance. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this Proxy Statement should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Further, these non-GAAP financial measures may not be comparable to similarly titled measurements reported by other companies.

Non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin exclude certain items as set forth in the reconciliation tables below. The presentation of these and other similar items in Lumentum’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the table below.

	2019	2020	2021	2022	2023	2024
Net revenue	1,565.3	1,678.6	1,742.8	1,712.6	1,767.0	1,359.2
Gross profit on GAAP basis	425.9	650.2	783.1	788.6	569.0	251.5
Stock-based compensation	15.1	16.1	19.2	20.8	30.1	31.7
Abnormal excess capacity		6.6	-	-	-	20.7
Other charges related to non-recurring activities	48.9	35.8	23.1	10.6	43.3	28.3
Inventory write down due to product line exit	20.8	7.0	0.4	0.1	-	0.0
Intangible asset write-off					6.8	0.0
Integration related expense	6.6	4.9	-	-	12.1	24.5
Amortization of acquired intangibles	46.6	53.8	61.7	62.9	84.4	83.9
Restructuring and related charges	-	-	-	-	-	0.0
Amortization of fair value adjustments	54.6	5.8	-	-	17.8	8.3
Gross profit on non-GAAP basis	618.5	780.2	887.5	883.0	763.5	448.9
Gross margin* on GAAP basis	27.21%	38.73%	44.93%	46.05%	32.20%	18.50%
Gross margin* on non-GAAP basis	39.51%	46.48%	50.92%	51.56%	43.21%	33.03%
*gross margin is calculated as gross profit divided by revenue

Income from operations on GAAP basis	(21.6)	204.1	527.0	303.3	(115.7)	(434.0)
Stock-based compensation	70.7	73.2	92.9	103.1	136.5	128.8
Stock-based compensation - acquisition related					11.9	0.0
Abnormal excess capacity						20.7
Intangible asset write-off		7.1	-	-	21.3	0.0

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APPENDIX B

	2019	2020	2021	2022	2023	2024
Acquisition related costs	15.6	-	-	-	11.5	13.3
Integration related expense	9.6	17.1	0.7	-	28.6	37.1
Litigation matters					7.8	0.0
Other charges related to non-recurring activities	53.7	41.6	29.2	36.1	63.7	40.4
Inventory write down due to product line exit	20.8	7.0	0.4	0.1	-	0.0
Amortization of acquired intangibles	54.6	78.6	85.7	85.5	127.7	150.6
Amortization of fair value adjustments	54.6	5.8	-	-	17.8	8.3
Restructuring and related charges	31.9	8.0	7.7	(1.1)	28.1	72.6
Merger termination fee and related costs, net		-	(207.5)	-	-	0.0
Impairment charges	30.7	4.3	-	-	-	0.0
Income (loss) from operations on non-GAAP basis	320.6	446.8	536.1	527.0	339.2	37.8
Operating margin on a GAAP basis	-1.4%	12.2%	30.2%	17.7%	-6.5%	-31.9%
Operating margin on a non-GAAP basis	20.5%	26.6%	30.8%	30.8%	19.2%	2.8%
*operating margin is calculated as income (loss) from operations divided by revenue

Net income on GAAP basis	(36.4)	135.5	397.3	198.9	(131.6)	(546.5)
Stock-based compensation	70.7	73.2	92.9	103.1	136.5	128.8
Stock-based compensation - acquisition related					11.9	0.0
Abnormal excess capacity						20.7
Intangible asset write-off		7.1	-	-	21.3	0.0
Gain on sale of product line		(14.5)	(0.7)	-	(1.0)	0.0
Acquisition related costs	15.6	-	-	-	11.5	13.3
Integration related expense	9.6	17.1	0.7	-	28.6	37.1
Litigation matters					7.8	0.0
Other charges related to non-recurring activities	53.7	41.6	29.2	36.1	63.7	40.4
Inventory write down due to product line exit	20.8	7.0	0.4	0.1	-	0.0
Amortization of acquired intangibles	54.6	78.6	85.7	85.5	127.7	150.6
Amortization of fair value adjustments	54.6	5.8	-	-	17.8	8.3
Restructuring and related charges	31.9	8.0	7.7	(1.1)	28.1	72.6
Other interest and (income) expense adjustments	(0.5)	(2.0)	-	-	-	0.0
Foreign exchange (gains) losses, net		1.4	4.4	(6.1)	(7.0)	-0.7
Non-cash interest expense on convertible notes and term loan	18.5	47.6	60.1	72.7	24.3	14.9
Unrealized (gain) loss on derivative liability	(8.8)	-	-	-	-	0.0
Merger termination fee and related costs, net		-	(207.5)	-	-	0.0
Impairment charges	30.7	4.3	-	-	-	0.0
Income tax adjustments	(10.2)	(26.4)	(12.0)	(40.0)	(24.3)	129.2
Net income on non-GAAP basis	304.8	384.3	458.2	449.2	315.3	68.7

92	2024 Proxy Statement

APPENDIX B

	2019	2020	2021	2022	2023	2024
Net income per share on a GAAP basis	$(0.54)	$1.75	$5.07	$2.68	$(1.93)	$(8.12)
Net income per share on non-GAAP basis (diluted)	$4.25	$4.95	$5.84	$6.05	$4.56	$1.01
Shares used in per share calculation - diluted on GAAP basis	70.7	77.6	78.4	74.2	68.3	67.3
Non-GAAP adjustment	1.1		-	-	0.8	0.4
Shares used in per share calculation - diluted on non-GAAP basis	71.8	77.6	78.4	74.2	69.1	67.7

93

LUMENTUM HOLDINGS INC.
1001 RIDDER PARK DR.
SAN JOSE, CA 95131

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Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LITE2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57008-P18056	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LUMENTUM HOLDINGS INC.

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Penelope A. Herscher	☐	☐	☐
	1b.	Harold L. Covert	☐	☐	☐
	1c.	Pamela F. Fletcher	☐	☐	☐
	1d.	Isaac H. Harris	☐	☐	☐
	1e.	Julia S. Johnson	☐	☐	☐
	1f.	Brian J. Lillie	☐	☐	☐
	1g.	Alan S. Lowe	☐	☐	☐
	1h.	Ian S. Small	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐
3.	To approve the Amended and Restated 2015 Equity Incentive Plan.	☐	☐	☐
4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2025.	☐	☐	☐
NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V57009-P18056

LUMENTUM HOLDINGS INC.
Annual Meeting of Stockholders
November 20, 2024 8:00 AM PST

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Alan Lowe, Wajid Ali and Jae Kim, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LUMENTUM HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders which will be a virtual meeting conducted via the Internet, to be held at 8:00 AM, PST on November 20, 2024, at www.virtualshareholdermeeting.com/LITE2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side